As filed with the Securities and Exchange Commission on or about April 28, 2022

Registration Statement File No. 033-07723

Registration Statement File No. 811-03354

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

☒    UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 38

and/or

REGISTRATION STATEMENT

☒    UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 42

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 2

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Head of MMUS Law

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2022 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on ___________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Flex Extra, Individual or Group Deferred Variable Annuity Contract

Flex Extra Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 1
(For Tax-Qualified Arrangements)
Massachusetts Mutual Variable Annuity Separate Account 2
(For Non-Tax Qualified Arrangements)

This prospectus describes the Flex Extra individual variable annuity contract (Contract) offered by Massachusetts Mutual Life Insurance Company (“MassMutual,” “Company,” “we,” “us”). We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Contract Value and Annuity Payments on a fixed and/or variable basis.

You, the Contract Owner, have a number of investment choices in the Contract. These investment choices include a fixed interest account option called the Guaranteed Principal Account (GPA) and one or more variable investment divisions (Divisions) of our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account). Each Division, in turn, invests in one of the investment entities (Funds). For more information about the investment entities, see “Appendix A – Funds Available Under the Contract.” You bear the entire investment risk for all amounts you allocate to a Division.

The Contract:

• is not a bank or credit union deposit or obligation.
• is not FDIC or NCUA insured.
• is not insured by any federal government agency.
• is not guaranteed by any bank or credit union.

• may go down in value.
• provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT WITHIN 10
DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex Extra Variable Annuity.

Effective May 1, 2022

Glossary

Accumulation Phase. The period prior to the commencement of Annuity Payments during which Purchase Payments may be made.

Accumulation Unit. A unit of measure used to determine your value in a Division during the Accumulation Phase.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Beneficiary. The person(s) or entity(ies) that the Owner designates to receive the death benefit provided by the Contract.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each withdrawal that exceeds the free withdrawal amount and amounts applied to a Fixed Time Payment Option with a payment period of less than ten years.

Contract. The Flex Extra Variable Annuity; an individual variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Owner. The person(s) or entity entitled to ownership rights under the Contract.

Contract Value. The sum of your values in the Divisions and the Guaranteed Principal Account (GPA) during the Accumulation Phase.

Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.

Division. The Separate Account assets are divided into Divisions. The assets of each Division will be invested in the shares of a single Fund.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. Any application, Purchase Payments, withdrawal requests, or forms required by the Company which are satisfactory to the Company.

Income Phase. The period that begins on the Maturity Date and ends with the last Annuity Payment. The Income Phase is also referred to as the Annuity Phase.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Maturity Date. The date Annuity Payments begin. Also known as the annuity starting date.

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if you purchase the Contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit-sharing plan.

Owner. The person or entity entitled to ownership rights under the Contract.

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”

Required Minimum Distribution (RMD). An RMD is a minimum amount the federal tax law requires be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by April 1st of the year after attainment of age 72 (70½ if you were born before July 1, 1949), or for some qualified plans, the year of retirement, if later. See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Separate Account. The account that holds the assets underlying the Contracts that are not allocated to our General Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216, (fax) (866) 329-4272, (email) ANNfax@MassMutual.com, www.MassMutual.com. (Overnight mail address: MassMutual, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0001.)

Written Request. A written communication or instruction you send to us in Good Order. We may consent to receiving requests electronically or by telephone at our Service Center.

Important Information You Should Consider About the Flex Extra Variable Annuity Contract

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If your Contract is a Flexible Purchase Payment Contract and, within nine years following your Contract Issue Date, you withdraw money from your Contract or apply your Contract Value to a Fixed Time Payment Option with a payment period of less than ten years, you may be assessed a Contingent Deferred Sales Charge (“CDSC”) of up to 8% of the amount withdrawn
(less a 10% free withdrawal amount) or applied to the Fixed Time Payment Annuity Option, declining to 0% after the ninth year.
For example, if you withdraw $100,000 during the first year after your Contract is issued, you could be assessed a charge of up to $7,200 on the amount withdrawn.
If your Contract is a Single Purchase Payment Contract and, within five years following your Contract Issue Date, you withdraw money from your Contract or apply your Contract Value to a Fixed Time Payment Option with a payment period of less than ten years, you may be assessed a Contingent Deferred Sales Charge (“CDSC”) of up to 5% of the amount withdrawn
(less a 10% free withdrawal amount) or applied to the Fixed Time Payment Annuity Option, declining to 0% after the fifth year.
For example, if you withdraw $100,000 during the first year after your Contract is issued, you could be assessed a charge of up to $4,500 on the amount withdrawn.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Transaction Charges	We do not assess a charge to transfer Contract Value among the Divisions during the Accumulation Phase.	Charges and Deductions – Transfer Fee

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
Base Contract
	Single Purchase Payment	1.34%(1)	1.36%(1)
	Flexible Purchase Payment	1.41%(1)	1.46%(1)
	Investment options (Fund fees and expenses)	0.42%(2)	0.89%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0%	0%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	Single Purchase Payment: $1,547	Single Purchase Payment: $1,940
	Flexible Purchase Payment: $1,551	Flexible Purchase Payment: $1,940
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No optional benefits • No CDSC • No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of optional benefits and Fund Fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative expense charge (charged as a percentage of average Account Value in the Separate Account on an annualized basis) and the annual administrative charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of the daily value of the Contract Value allocated to the Funds on an annualized basis.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Certificate
Not a Short-Term Investment
•

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

If your Contract is a Flexible Purchase Payment Contract, CDSCs apply if you withdraw money from your Contract or apply your Contract Value to certain Annuity Options in the first nine Contract Years. If your Contract is a Single Purchase Payment Contract, CDSCs apply if you withdraw money from your Contract or apply your Contract Value to certain Annuity Options in the first five Contract Years.

•

CDSCs will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Certificate
Risks Associated with Investment Options
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund has its own unique risks.

•

You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks of Investing in the Certificate
Insurance Company Risks

An investment in the Contract is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, and benefits of the Contract are subject to the Claims-Paying Ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by request by calling (800) 272-2216 or by visiting www.MassMutual.com/ratings.

Principal Risks of Investing in the Certificate

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•

MassMutual reserves the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – The Funds
Optional Benefits
•

If your Contract is a non-ERISA and non-Texas Optional Retirement Program tax-sheltered annuity, you may be able to take a loan under your Contract.

•

We charge interest on loans.

•

If the loan is in default, the outstanding debt will be considered a taxable distribution.

•

Loans may negatively affect the death benefit and Contract Value.

Additional Benefits – Right to Take Loans

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If you purchase the Contract through a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may have received compensation for selling this Contract to you in the form of commissions. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (Contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may have helped these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may have influenced your registered representative to offer or recommend this Contract over another investment.

Other Information – Distribution
Exchanges

Because the Contract is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Contract. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Overview of the Contract

What is this Contract, and what is it designed to do? The Flex Extra Variable Annuity Contract is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Divisions) of the Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account) and one fixed interest account called the Guaranteed Principal Account (GPA). The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated Beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions.

We no longer sell Flex Extra. However, we continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to certain restrictions.

This prospectus describes two Contracts: a Single Purchase Payment Contract and a Flexible Purchase Payment Contract. Both are individual variable annuity contracts. They both provide for accumulation of Contract Value and Annuity Payments on a fixed and/or variable basis.

A Contract issued by Massachusetts Mutual Variable Annuity Separate Account 1 is designed for use in retirement plans which qualify for special federal tax treatment under the Internal Revenue Code (IRC). See “Taxes.”

A Contract issued by Massachusetts Mutual Variable Annuity Separate Account 2 is designed for use outside of the qualified retirement plans offered through Massachusetts Mutual Variable Annuity Separate Account 1 and was available for purchase by a Charitable Remainder Trust. This Contract is referred to as non-qualified. See “Taxes.”

The two Contract types are the same, except that there are:

•	different sales and administrative charges;

•	different minimum Purchase Payment amounts; and

•	certain differences associated with tax-qualified plans.

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases – 1) the Accumulation Phase and 2) the Income Phase. Your Contract is in the Accumulation Phase until you decide to begin receiving Annuity Payments. During the Accumulation Phase we provide a death benefit. Once you begin receiving Annuity Payments, your Contract enters the Income Phase.

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments:

∘	among the Separate Account Divisions, each of which invests a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

∘	the GPA. Assets allocated to the GPA are credited with a specified rate that we declare in advance.

A list of the Funds in which you may invest is provided at the back of this Prospectus. See “Appendix A – Funds Available Under the Contract.”

Income Phase

During the Income Phase, you may receive fixed, variable or a combination of fixed and variable Annuity Payments under the Contract by applying your Contract Value to a payment option.

∘	Depending on the payment option you select, payments may continue for the life of one or two Annuitants, for a specified period between five and thirty years, or as determined in accordance with terms agreed upon in writing by you and us.

When you elect to receive Annuity Payments, your Contract Value will be converted into income payments and you may no longer be able to withdraw money at will from that portion of the Contract. At this time, the Accumulation Phase will end, and the death benefit will terminate.

If you elect to apply your Contract Value to a Fixed Time Payment Option with a payment period of less than ten years, the amount applied will be treated as a withdrawal and may be subject to a CDSC.

What are the primary features and options that the Flex Extra Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting our partial withdrawal form or full withdrawal form in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

•	All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Income Phase will depend on the Annuity Option selected.

•	In some states, if your Contract is a tax-sheltered annuity, you may be able to take a loan under your Contract.

•	Tax treatment. You may transfer Contract Value among Divisions without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only (1) when you make a partial or full withdrawal;
(2) when you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•	Death Benefit. A Beneficiary may receive a benefit in the event of your death prior to the Income Phase. Once the Income Phase commences, payments upon death may be available to Beneficiaries depending on the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Dollar Cost Averaging Program allows you to transfer a set amount from a Division to any other Division on a regular schedule.

The Asset Allocation Program automatically rebalances your Contract Value among your selected Divisions in order to restore your allocation to the original level. Contract Value allocated to the GPA cannot participate.

The Interest Sweep Option automatically transfers earnings from your Contract Value in the GPA to any one Division or combination of Divisions that you select.

The GPA Liquidation Program automatically transfers 25% of your GPA balance to one or more Funds until your GPA balance is liquidated in the fourth consecutive year.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment choices.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Certificate may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Certificate or in riders or endorsements attached to your Certificate. See your Certificate for specific variations. Also see “Appendix D – State Variations of Certain Certificate Features.”

Additional Information about Fees

The following tables describe the fees and expenses you pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from the Contract. State Premium Taxes may also be deducted.

Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)
Single Purchase Payment Contract	5%	5%
Flexible Purchase Payment Contract	8%	8%
(1)	The CDSC percentage charge is a percentage of the amount withdrawn or applied to certain Annuity Options. For single Purchase Payment Contracts, the CDSC percentage decreases over time in the following manner: 5% in year 1, 4% in year 2, 3% in year 3, 2% in year 4, 1% in year 5, and 0% in year 6 or later. For flexible Purchase Payment Contracts, the CDSC percentage decreases over time in the following manner: 8% in years 1 and 2, 7% in year 3, 6% in year 4, 5% in year 5, 4% in year 6, 3% in year 7, 2% in year 8, 1% in year 9, and 0% in year 10 or later.

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.

Annual Contract Expenses	Maximum	Current
Administrative Expenses(1)
Single Purchase Payment Contract	$50	$30
Flexible Purchase Payment Contract	$50	$35
Base Contract Expenses (as a percentage of average Account Value)	1.40%(2)	1.30%(2)
(1)	This represents the administrative charge.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative expense charge. For both the single purchase payment and flexible purchase payment versions, the current mortality and expense risk charge is 1.15% annually and the current administrative expense charge is 0.15% annually. For both the single purchase payment and flexible purchase payment versions, the maximum mortality and expense risk charge is 1.25% annually and the maximum administrative expense charge is 0.15% annually. These charges are a percentage of average Account Value in the Separate Account on an annualized basis.

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Operating Expenses

Charge	Minimum	Maximum
Range of annual Fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.42%	0.89%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, and Fund fees and expenses. The Examples assume that no loan has been taken. The examples do not reflect any Premium Taxes. However, Premium Taxes may apply.

There are two sets of Examples. The first set assumes you purchased a single Purchase Payment Contract and the second set of Examples assumes you purchased a flexible Purchase Payment Contract.

Examples for a Single Purchase Payment Contract

Example I assumes that you withdraw all your Contract Value at the end of each year shown.

Example II assumes you do not withdraw any Contract Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge.

Both Example I and Example II assume:

•	that you invest $100,000 in the Contract for the time periods indicated,

•	that you allocate it to a Division that has a 5% gross return each year,

•	that either the current or maximum fees and expenses in the “Additional Information About Fees” tables apply, and

•	that you selected one of two Divisions:

•	the one that invests in the Fund with the maximum operating expenses; or

•	the one that invests in the Fund with the minimum operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum operating expenses	$7,000	$10,254	$13,578	$26,858	$2,381	$7,333	$12,552	$26,858
Division with minimum operating expenses	$6,549	$8,868	$11,209	$22,006	$1,909	$5,908	$10,160	$22,006

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum operating expenses	$6,876	$9,874	$12,930	$25,544	$2,251	$6,942	$11,898	$25,544
Division with minimum operating expenses	$6,425	$8,482	$10,545	$20,624	$1,778	$5,511	$9,489	$20,624

For the single Purchase Payment Contract, the examples using current expenses reflect the annual administrative charge of $30 as an annual charge of 0.03%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.05%.

Examples for a Flexible Purchase Payment Contract

Example I assumes that you withdraw all your Contract Value at the end of each year shown.

Example II assumes you do not withdraw any Contract Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge.

Both Example I and Example II assume:

•	that you invest $100,000 in the Contract for the time periods indicated,

•	that you allocate it to a Division that has a 5% gross return each year,

•	that either the current or maximum fees and expenses in the “Table of Fees and Expenses” apply, and

•	that you selected one of two Divisions:

•	the one that invests in the Fund with the maximum operating expenses; or

•	the one that invests in the Fund with the minimum operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum operating expenses	$9,865	$14,430	$18,160	$27,865	$2,481	$7,636	$13,057	$27,865
Division with minimum operating expenses	$9,428	$13,103	$15,898	$23,065	$2,010	$6,214	$10,676	$23,065

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum operating expenses	$9,656	$13,796	$17,083	$25,595	$2,256	$6,957	$11,923	$25,595
Division with minimum operating expenses	$9,217	$12,459	$14,794	$20,678	$1,783	$5,526	$9,515	$20,678

For the flexible Purchase Payment Contract, the examples using current expenses reflect the annual administrative charge of $30 as an annual charge of 0.03%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.05%.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the Funds you select. Each Fund may have its own unique risks. You bear the risk of any decline in your Contract Value resulting from the poor performance of the Funds you have selected.

Variable annuities are not a short-term investment vehicle. The CDSC may apply for a number of years, so that the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% additional income tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in ‘‘Important Information You Should Consider About the MassMutual Flex Extra Variable Annuity’’ in ‘‘Withdrawals’’ and ‘‘Taxes’’.

Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the Funds held by the Divisions. Those Funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each Fund. The investment risks are described in the prospectuses for the Funds.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the GPA option.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ an additional income tax may apply to the taxable portion of the withdrawal. In addition, even if the Contract is held for years before any withdrawal is made, earnings are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Cybersecurity and Certain Business Continuity Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices

The Company

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from fixed account investment choices and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Owners to read and understand our financial statements.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) as a separate account for Qualified Contracts under Massachusetts law on April 8, 1981. We established Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2) as a separate account for Non-Qualified Contracts under Massachusetts law October 14, 1981. The Separate Accounts are registered with the SEC as a unit investment trust under the 1940 Act.

The Separate Accounts hold the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the assets of each Separate Account separate from the assets of our General Account and other Separate Accounts. The Separate Accounts are divided into Divisions, each of which invests exclusively in a single Fund.

We own the assets of the Separate Accounts. We credit gains to, or charge losses against, the Separate Accounts, whether or not realized, without regard to the performance of other investment accounts. The assets of the Separate Accounts may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate

Account). If assets of the Separate Accounts exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of each Separate Account are not our generalized obligations and will be satisfied solely by the assets of each Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

The Guaranteed Principal Account (GPA)

We offer one fixed account as an investment choice within our General Account, referred to as the Guaranteed Principal Account (GPA).

Purchase Payments allocated to the GPA and transfers to the GPA become part of our General Account which supports insurance and annuity obligations. The General Account has not been registered under the Securities Act of 1933 (1933 Act) nor is the General Account registered under the 1940 Act because of exceptive and exclusionary provisions. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Subject to restrictions detailed under “Transfers and Transfer Programs” and “Withdrawals” you may make transfers of your Contract Value into or from the GPA and withdrawals from the GPA. You do not participate in the investment performance of the assets in the GPA. Instead, we credit your Contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3.5% per year. We may also credit a higher rate of interest at our discretion.

Although we are not obligated to credit interest at a rate higher than 3.5%, we will credit and guarantee a secondary interest rate, that may be higher but will never be lower than 3.5%, for each calendar year period. In addition, we may pay a rate of interest in excess of the secondary guarantee for periods we deem appropriate.

For tax-sheltered annuities (TSAs), we credit interest on loaned amounts held in the GPA at a daily rate equivalent to the greater of:

•	3.5% per year, or

•	the adjustable loan interest rate in effect, less an amount that will not exceed 4%.

The Funds

Information about each Fund, including its name, type or investment objective, investment adviser(s), expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Funds Available Under the Contract”. There is no assurance that any of the Funds will achieve their stated objectives.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the Summary Prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the Funds offered through the Contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Contract Owners. Examples of possible changes include: adding new Funds or fund classes; removing existing Funds or fund classes; closing existing Funds or fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Division without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which your Contract belongs.

Conflicts of Interest

The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because many Funds have similar names, be sure to state or write the full name of the Division when providing your allocation instructions to ensure that your allocation instructions are in Good Order. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund, or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocation from Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. These percentage rates differ, but currently do not exceed 0.22%.

Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Contract Owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all the shares for which we do not receive voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Contract Owners controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Contract Owner instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund, if any, by $100 including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units and the annuity units. The insurance charge has two parts:

•	the mortality and expense risk charge; and

•	the administrative expense charge.

Mortality and Expense Risk Charge

The mortality and expense risk is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Maturity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Income Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

We may increase the mortality and expense risk charge at any time while you own the Contract, but the charge will never exceed 1.25%.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Division	1.15%	1.25%

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the maximum amount.

Administrative Expense Charge

This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Expense Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Division	0.15%	0.25%

Administrative Charge

Starting in the second Contract Year, we impose a charge against each Contract to reimburse us for expenses relating to the issuance and maintenance of the Contract. We may increase this charge at any time while you own the Contract, but the charge will never exceed $50.

Administrative Charge
When Charge is Deducted		Current	Maximum
On the first day of the Contract Year	Single Purchase Payment Contract Flexible Purchase Payment Contract	$30 $35	$50 $50

We have set the administrative charge and the administrative expense charge so that we will not make a profit on these charges. We make this deduction from the Funds you have selected in the order noted in your Contract and then from the GPA. The charge we impose against amounts in the GPA will not be greater than 1% of your Contract Value in the GPA on the Contract Anniversary.

Transfer Fee

There is no charge for transfers during the Accumulation Phase. We do not allow transfers during the Income Phase.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. We may also apply the charge if you elect a Fixed Time Payment Option with a payment period of less than ten years. See “The Income Phase – Annuity Options – Fixed Time Payment Option.” We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the amount you withdraw that exceeds the free withdrawal amount.

If we assess a CDSC, we will deduct it from the amount you withdraw or apply to the Fixed Time Payment Option.

The CDSC is assessed as follows:

CDSC
Contract Year When Withdrawal is Made or Contract Value is Applied to Certain Annuity Options*	CDSC for Flexible Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to certain Annuity Options*)	CDSC for Single Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to certain Annuity Options*)
1	8%	5%
2	8%	4%
3	7%	3%
4	6%	2%
5	5%	1%
6	4%	0%
7	3%	0%
8	2%	0%
9	1%	0%
10 and later	0%	0%

* See “The Income Phase – Annuity Options – Fixed Time Payment Option.”

See ‘‘Appendix B – Contingent Deferred Sales Charge and Free Withdrawal Amount Examples.’’

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•	On amounts withdrawn as RMDs, to the extent they exceed the free withdrawal amount. In order to qualify for this exception, the annual RMD must be calculated by us, based solely on the fair market value of the Contract. If you choose to take withdrawals from the Contract to satisfy your RMDs for other qualified assets, a CDSC may apply.

•	Upon application of the Contract Value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity of at least ten years.

•	If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	Under a replacement program offered by us, when the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A Contingent Deferred Sales Charge may apply to the Contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, if any, contact your registered representative or us at our Service Center.

•	If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates, subject to certain restrictions.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Maturity Date for your Contract.

Free Withdrawals

Each Contract Year and on the Maturity Date, you may withdraw or apply to an Annuity Option, without incurring a Contingent Deferred Sales Charge, up to 10% of your Contract Value. You may take this 10% in multiple withdrawals each Contract Year.

We have a different free withdrawal provision for Contracts purchased by a Charitable Remainder Trust. Subject to state availability, we will not impose a Contingent Deferred Sales Charge on withdrawals in each Contract Year equal to the greater of:

•	10% of the Contract Value on the date of the first withdrawal in the Contract Year; or

•	earnings in the Contract as of the date of the withdrawal.

Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

See ‘‘Appendix B – Contingent Deferred Sales Charge and Free Withdrawal Amount Examples.’’

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either for them from your Purchase Payments when they are made, from your Contract Value when you make withdrawals, when you enter the Income Phase, or upon your death, depending on your state of residence, or we may adjust the annuity rates for Premium Tax assessed. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Accounts purchase shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment choice may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

Ownership

Contract Owner

In this prospectus, ‘‘you’’ and ‘‘your’’ refer to the Contract Owner. The Contract Owner is named at the time you apply for a Contract. The Contract Owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities).

If your Contract is Non-Qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. Before purchasing a Contract to be owned by a non-natural person or before changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

In most states, we would not issue a flexible Purchase Payment Contract to you if you were 75 ½ years or older as of the date we proposed to issue the Contract.

As the Contract Owner of the Contract, you exercise all rights under the Contract. The Contract Owner names the Beneficiary.

Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans, and Individual Retirement Annuities (IRAs), an individual cannot be the Contract Owner under a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Annuitant

The Annuitant is the person on whose life we base Annuity Payments. You may change the Annuitant before the Maturity Date subject to our approval. However, the Annuitant may not be changed on a Contract owned by a non-natural person unless the Contract was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the age of the Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. You may change the Beneficiary at any time before you die. To change an irrevocable Beneficiary, we must receive written authorization on our form in Good Order at our Service Center from the irrevocable Beneficiary.

You can name different classes of Beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or ‘‘Stretch’’ IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the Beneficiary over that Beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the Contract Owner’s death under an IRA or other Qualified Contract, an ‘‘Eligible Designated Beneficiary’’ may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current Contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the Contract Owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated Beneficiary, and certain trusts as Beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust Beneficiary).

However, if the Contract Owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated Beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option. See ‘‘Death Benefit – Beneficiary IRA.’’

Purchasing a Contract

We no longer sell the Flex Extra variable annuity contract. However, we do continue to administer existing Contracts. If you have a flexible Purchase Payment Contract, you may continue making additional Purchase Payments to your Contract.

Purchase Payments

The minimum amount we accepted for an initial Purchase Payment was:

•	$2,000, if you intend to make only one Purchase Payment over the lifetime of the Contract; or

•	$600, divided by the number of installments (not more than 12) which you expect to make each year.

The maximum amount total Purchase Payments we will allow without home office approval is $1 million ($500,000 in New Jersey).

You can make additional Purchase Payments by sending payments to one of our Purchase Payment processing centers:

•	by check that clearly indicates your name and Contract number mailed to:

First Class Mail MassMutual VA Annuity Payment Services MassMutual PO Box 92714 Chicago, IL 60675-2714	Overnight Mail MassMutual VA Annuity Payment Services 350 North Orleans Street Receipt & Dispatch, 8th Floor Suite 2714 Chicago, IL 60654

•	by Wire Transfer to:

JP Morgan Chase Bank New York, New York ABA #021000021 MassMutual Account #323956297 Ref: Annuity Contract # Name: (Your Name)

You may also send Purchase Payments to our Service Center.

We have the right to reject any application or Purchase Payment.

Automatic Investment Plan (AIP)

Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.

Allocation of Purchase Payments

When you purchased your Contract, we allocated your Purchase Payment among the investment choices according to the allocation instructions you provided. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request.

Any allocations to the Divisions that invest in the Funds that you have selected must be in whole percentages and must total 100%.

If you add more money to your Contract by making additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information in Good Order at our Service Center or lockbox. If we receive your Purchase Payment at our Service Center or lockbox on a non-Business Day or after the Business Day closes, we will credit the amount to your Contract effective the next Business Day. Our Business Day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Contract Value

Your Contract Value is the sum of your value in the Divisions and the GPA.

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

During the Income Phase of your Contract we call the unit an annuity unit if a variable Annuity Option is elected.

Accumulation Units

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Divisions as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Division purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Division by the dollar value of one Accumulation Unit of the Division as of the end of the Business Day during which the transaction is received in Good Order at our Service Center.

The Accumulation Unit value for each Division was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Division are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Division for the current Business Day.

The net investment factor for each Division is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Division for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Division.

B is the net asset value per share of the funding vehicle or portfolio held by the Division for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Division as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

Example:
On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Division. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Division is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML Managed Bond Division.

Right to Cancel Your Contract

You have a right to examine your Contract (sometimes referred to as a free look period). If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. However, this time period may vary by state. When you cancel the Contract within this time period, we will not assess a CDSC and your Contract will be terminated. The value you will receive back is based on the formula shown in your Contract.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by email at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, email, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, email, or the internet.

Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Contract Value among investment choices. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment choices from and to which you wish to transfer.

We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Contract.

Your registered representative may provide us with instructions on your behalf involving Fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after the Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Contract Value allocated to a Division or the GPA. You can make a transfer to or from any Division and to or from the GPA. During the Accumulation Phase, we do not assess a transfer fee. We also reserve the right to limit transfers to once every 90 days and to not allow transfers during the 30-day period before your Contract enters the Income Phase.

Transfers from the GPA to the Funds are subject to the following restrictions. Due to these restrictions, if you allocate assets to the GPA, it may take several years to transfer the full allocation out of the GPA.

•	You are limited to one transfer out of the GPA each Contract Year.

•	Annual transfers out of the GPA cannot exceed 25% of the amount you have in the GPA on the date the transfer is made. However, if you transfer 25% of your Contract Value from the GPA for three consecutive Contract Years, the fourth consecutive annual transfer may be for the entire amount in the GPA, provided that no payments or transfers have been made into the GPA during the period.

If your Contract Value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA.

If your Contract is a tax-sheltered annuity (TSA) with a right to make loans, the maximum amount of any transfer from the GPA is the lesser of:

•	25% of the amount in the GPA on the date the transfer is made; or

•	the amount in the GPA on the date the transfer is made, less the amount of any outstanding Contract loan.

If your Contract Value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA, less the amount of any outstanding Contract loan.

Finally, we reserve the right to:

•	limit the sum of any transfer and partial withdrawals from the GPA during any Contract Year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that Contract Year; and

•	prohibit transfers from the GPA to the MML U.S. Government Money Market Fund.

Transfers During the Income Phase

You may not make any transfers during the Income Phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview

We currently offer the following transfer programs: Dollar Cost Averaging Program, Asset Allocation Program, Interest Sweep Option, and GPA Liquidation Program.

These programs are only available during the Accumulation Phase of your Contract. You may participate only in one of these programs at any one time.

Dollar Cost Averaging Program

This program allows you to systematically transfer a set amount from a selected Division to any of the other Division(s) or to the GPA. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if you apply your full Contract Value to an Annuity Option;

•	if there is insufficient Contract Value in the selected Division to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Asset Allocation Program

The Asset Allocation Program allows you to periodically adjust the percentage of your Contract Value allocated to selected investment choices. We will automatically transfer money between investment choices to maintain your desired allocation. With the Asset Allocation Program, you may maintain a balanced and diversified approach to investing, as decreases in one Fund can be offset by gains in another.

This program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfers you elected;

•	if you apply your full Contract Value to an Annuity Option;

•	if you request a loan on a TSA Contract; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your Contract Value in the GPA to any one Fund or combination of Funds that you select. By allocating these earnings to the Funds, you can pursue further growth in the value of your Contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if your account balance falls below the required minimum amount in the GPA;

•	if you apply your full Contract Value to an Annuity Option;

•	if you request a loan on a TSA Contract; or

•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date

GPA Liquidation Program

Under the GPA Liquidation Program, you can automatically transfer 25% of your GPA balance to one or more Funds until your GPA balance is liquidated in the fourth consecutive year. This option lets you systematically transfer your money into more aggressive Funds. The GPA Liquidation Program does not assure a profit and does not protect you against loss in declining markets. There are no required minimum balances, and the program will continue until all your GPA Account Value is transferred. All transfers are made on an annual basis. You may adjust your allocations at any time.

Your GPA Liquidation Program will terminate:

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract;

•	if you apply your full Contract Value to an Annuity Option;

•	if you add any money to the GPA through transfers or additional Purchase Payments during the 4-year period; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date

Limits on Frequent Trading and Market Timing Activity

The Contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Contract Owners and Beneficiaries under the Contract, including long-term Contract Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Divisions, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Contract, determine that a Contract Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Contract Owner to submit transfer requests by regular mail only. We will not accept other Contract Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by the Fund.

Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are ‘‘omnibus’’ orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all Contracts owned by a Contract Owner whose trading activity under one variable Contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Contract Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Contract Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Contract Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Contract Owners.

The Income Phase

Overview

If you want to receive regular income from your annuity, you can elect to apply your Contract Value so that you can receive fixed and/or variable Annuity Payments under one of the Annuity Options described in this section. If your Certificate Value is less than $2,000 on the Maturity Date or if you elect variable payments and the Annuity Option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of Annuity Payments. If you elect fixed payments and payments amount to less than $20 each, we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.

Electing an Annuity Option

On the Maturity Date, we must have written instructions in Good Order at our Service Center regarding your Annuity Option choice including whether you want fixed and/or variable payments.

If on the Maturity Date we do not have your instructions, we will assume you elected a variable monthly annuity under a life income option with 120 Annuity Payments guaranteed. We will transfer Contract Value in the GPA, if any, to a money market fund and use your full Contract Value to provide variable Annuity Payments based on your current Fund allocations.. If your Contract is a Qualified Contract, we may default you to a different Annuity Option in order to comply with requirements applicable to qualified plans.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Maturity Date or the Annuity Payment Start Date. According to your Contract, your Maturity Date must be on or before the Contract Anniversary nearest the Annuitant’s 85th birthday. However, you may defer the Maturity Date to age 100 (including for a Charitable Remainder Trust if permitted by state law).

You chose your Maturity Date when you purchased your Contract. After you purchased your Contract, you can request an earlier Maturity Date by Written Request. You can request that we delay your Maturity Date by Written Request or by telephone any time before or on the Maturity Date.

Annuity Payments

On the Maturity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected. Generally, the more frequently the Annuity Payments will be made or the longer the Annuity Phase will last, the lower the amount of the Annuity Payments will be.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Maturity Date;

•	the Annuity Option you elect;

•	the age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under a Fixed Time Payment Option only); and

•	the deduction of Premium Taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the Maturity Date are more favorable than the minimum guaranteed rates listed in your Contract, those rates will be used.

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the Funds you elect. The first payment amount will depend on the following:

•	the value of your Contract on the Maturity Date;

•	the Annuity Option you elect;

•	the age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under a Fixed Time Payment Option only); and

•	the deduction of Premium Taxes, if applicable.

Future variable payments will depend on the performance of the Funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease.

Annuity Unit Values

In order to keep track of the value of your variable Annuity Payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the Funds you elected. We calculate the number of your annuity units at the beginning of the Income Phase. During the Income Phase, the number of annuity units will not change unless you make a withdrawal as permitted under certain Annuity Options or you elect an Annuity Option with reduced payments to the survivor and those payments to the survivor commence.

RMDs for Qualified Contracts

In order to avoid adverse tax consequences, you should begin to take distributions from your Tax-Qualified Contract no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year: (1) after you reach age 72, if you were born after June 30, 1949 or (2) after you reach age 70½, if you were born before July 1, 1949. For qualified plans and tax-sheltered annuities, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Limitations on Annuity Options

If you purchased the Contract as a Tax-Qualified Contract, the RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on which Annuity Option you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Income Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

Annuity Options

The following Annuity Options are available. After Annuity Payments begin, you cannot change the Annuity Option or the frequency of Annuity Payments. Also, you may not transfer among the Funds and the GPA. In addition, during the Income Phase we do not allow withdrawals, except under options A, B and D. The Annuity Options below are described in terms of monthly payments. However, if you elect to receive fixed payments, you may request annual, semiannual, or quarterly payments instead. For Qualified Contracts, if, upon the death of the Owner (Annuitant if the Contract is owned by a non-natural person), there are Annuity Payment remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC section 401(a)(9), or beyond the Beneficiary’s life or life expectancy for certain classes of beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent. In such a case, the adjusted payment stream will be calculated by first calculating the commuted value of the remaining payments, and then calculating an actuarially equivalent payment stream over the revised period, using the same rate used in the commutation calculation.

(A) Fixed Income Payment Option (available as a fixed payment only). We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. The last payment will be for the remaining balance. All or part of the unpaid balance may be withdrawn or applied to another available Annuity Option.

(B) Fixed Time Payment Option. We will make fixed and/or variable monthly Annuity Payments for any period elected, up to 30 years. We may deduct a Contingent Deferred Sales Charge if you elect a payment period of less than ten years.

You may elect to withdraw the commuted value of the remaining unpaid monthly Annuity Payments. We may deduct a Contingent Deferred Sales Charge if we did not do so on the Maturity Date.

(C) Lifetime Payment Option. We will make fixed and/or variable payments based on the life of the Annuitant. If you elect this option, we will make Annuity Payment:

•	without any guaranteed number of payments;

•	with payments guaranteed for the amount applied; or

•	with a guaranteed number of payments for 5, 10 or 20 years.

(D) Interest Payment Option (available only on Non-Qualified Contracts and available only as a fixed payment option). We will hold any amount applied to this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. All or part of the unpaid balance may be withdrawn or applied to another available Annuity Option.

(E) Joint Lifetime Payment Option. We will make fixed and/or variable Annuity Payments, based on the lives of two Annuitants. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

Payments for two lives only. No specific number of payments is guaranteed. Payments stop when both persons have died.

Payments guaranteed for ten years. Payments stop at the end of ten years, or when both named persons have died, whichever is later.

(F) Joint Lifetime Payment Option with Reduced Payments. We will make fixed and/or variable monthly payments based on the lives of two Annuitants. Payments will continue while both are living. When one dies, reduced payments will continue for the lifetime of the other. These reduced payments will be two-thirds of what we would have paid if both persons had continued to live. Payments stop when both persons have died.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Death Benefit

Upon your death, we will pay your designated Beneficiaries the greater of (1) the Contract Value determined as of the Business Day we receive due proof of death in Good Order at our Service Center; or (2) an amount based on your Purchase Payments less any withdrawals and any applicable charges.

		Standard	None	• This benefit terminates upon full surrender or annuitization of the Contract Value.
Asset Allocation Program	Automatically transfers money between the Divisions you select to maintain your original percentage allocation of Contract Value.	Optional	None	• Cannot use if the Dollar Cost Averaging Program, Interest Sweep Option, or GPA Liquidation Program are in effect.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a Division to other Divisions you have selected, at set intervals.	Optional	None	• Cannot use if the Asset Allocation Program, Interest Sweep Option, or GPA Liquidation Program are in effect.
Automatic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Divisions you have selected.	Optional	None, but we reserve the right to charge $3 per withdrawal in the future.	• In order to participate in this program: (1) there must be at least $25,000 in Contract Value (2) minimum withdrawal amount must be $100
Interest Sweep Option	Automatically transfer earnings from your Contract Value in the GPA to any one Division or combination of Divisions you select.	Optional	None
•

In order to participate in this program there must be at least $5,000 in Contract Value.

•

Cannot use if the Asset Allocation Program, Dollar Cost Averaging Program, or GPA Liquidation Program are in effect.

GPA Liquidation Program	Automatically transfers 25% of your GPA balance to one or more Funds until your GPA balance is liquidated in the fourth consecutive year.	Optional	None	• Cannot use if the Asset Allocation Program, Dollar Cost Averaging Program, or Interest Sweep Option are in effect.
Right to Take Loans	If your certificate is a non-ERISA and non-Texas Optional Retirement Program tax-sheltered annuity, you may be able to take a loan.	Standard	None
•

A portion of your Certificate Value equal to the loan amount is held in the loaned portion of the GPA.

•

We charge daily interest on any outstanding loan at an effective annual interest rate.

•

Interest on outstanding loans is due and payable quarterly.
If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be in default and will be considered a taxable distribution.

Some of the benefits identified in the Table of Benefits Available Under the Contract are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you die during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary.

The Beneficiary may request that the death benefit be paid under one of the death benefit options. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase.” If your Contract is a Non-Qualified Contract or is held as a traditional IRA (including SEP IRAs) or Roth IRA and your surviving spouse is the sole primary beneficiary, he or she may elect to become the Owner of the Contract at the then current Contract Value subject to certain restrictions. See “Payments on Death – Death Benefit Payment Options During the Accumulation Phase.”

Death Benefit During the Accumulation Phase

The death benefit values are determined as of the Business Day we receive proof of death in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Division will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

The death benefit will be the greater of:

•	your Contract Value; or

•	your total Purchase Payments, less any withdrawals, and less any applicable charges.

We will deduct the amount of any applicable Premium Taxes, and the amount of any outstanding Contract debt if the Contract is a TSA. We do not impose a Contingent Deferred Sales Charge on death benefit payments.

See “Appendix C – Death Benefit Examples.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for Qualified Contracts in order to comply with RMD rules.

For Non-Qualified Contracts, a Beneficiary must elect to receive the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit within five years of the date of death.

•	Option 2 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of your death.

For Qualified Contracts, a Beneficiary must elect to receive the death benefit under one of the following options, in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts).

•	Option 2 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

A surviving spouse who is the sole primary Beneficiary under a Contract that is either non-qualified or is held as a traditional IRA (including SEP IRAs) or Roth IRA may elect option 1, option 2, or may elect to continue the Contract. Generally, if the Contract is continued, then:

•	the initial value will equal the then current Contract Value;

•	all applicable Contract features and benefits will be in the surviving spouse’s name; and

•	the surviving spouse will exercise all of the Contract Owner’s rights under the Contract.

Exceptions are as follows:

•	if at the time the Contract Owner purchased the Contract the surviving spouse was over the maximum Contract issue age, then the Contract cannot be continued.

If the sole primary Beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the Contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the Contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the Contract will become subject to income tax at the time the election to continue the Contract is made.

The right to continue the Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Contract is in effect.

See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive proof of death and election of the payment method all required forms in Good Order at our Service Center.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the Beneficiary over that Beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the Contract Owner’s death under an IRA or other Qualified Contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the Contract Owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated Beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the Contract Owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated Beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated Beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.

See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects to establish a Beneficiary IRA after the death of the Owner, the following rules apply:

•	For an existing annuity contract with a single Beneficiary, the Beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the Beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a Contingent Deferred Sales Charge.

•	For an existing annuity contract with multiple Beneficiaries, a Beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

•	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a Contingent Deferred Sales Charge as indicated by the terms of the contract purchased.

•	The source of Funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Division in the ratio that your value in each bears to your Contract Value. If the original Owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•	The Contract Value at time of issue will be equal to either the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected, or the Contract Value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	Upon the death of the Annuitant of the Beneficiary IRA if the Contract was purchased as a Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death. If the Beneficiary IRA resulted from a death benefit payout election under an existing Contract, the amount payable to the succeeding Beneficiary will be any remaining Contract Value.

•	If the original Owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, Required Minimum Distributions must be calculated based upon the life expectancy of the oldest trust Beneficiary and the oldest trust Beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all Beneficiaries, current and future, must be identifiable from the trust instrument. If any Beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original Owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

•	A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint Ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you die during the Income Phase and the Annuitant is still alive, we will pay the remaining payments under the Annuity Option elected at least as rapidly as under the method of distribution in effect at the time of your death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with Required Minimum Distribution rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Death of Annuitant

If the Annuitant, who is not the Owner, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If you do not name an Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. If the Contract Owner is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Contract Owner and pay the death benefit as described in “Death Benefit – Death of Contract Owner During the Accumulation Phase.” You cannot name a new Annuitant on Contract Value that has been applied to an Annuity Option.

Upon the death of the last surviving Annuitant on or after the Maturity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits

Right to Take Loans from a TSA Contract

In some states, if your Contract is a non-ERISA and non-Texas Optional Retirement Program tax-sheltered annuity, you may be able to take a loan under your Contract. All such loans must conform to the requirements of the Internal Revenue Code and your specific plan. You must request a loan by mailing, faxing or emailing all required forms in Good Order to our Service Center. Loan proceeds generally are mailed within ten Business Days of the loan being approved.

You are required to repay your loan according to the loan repayment schedule. Loan repayments (including interest due) must be sent to our Service Center and are credited as of the Business Day received. Loan repayments are due quarterly; however, you may make additional repayments. The first repayment will be due three months after the loan was issued. Any repayment will be applied first to the interest accrued to the date your repayment is received, and then to the loan principal. Loan repayments made in addition to regularly scheduled quarterly repayments will be applied to loan principal only and will not change the due dates or amounts of subsequent quarterly payments, but will shorten the term of the loan.

If you request a loan, we will deduct your requested loan amount from your investment choice(s) in proportion to the non-loaned value of each on the date of your loan request. As long as your loan is outstanding, a portion of your Contract Value equal to the loan amount is held in the loaned portion of the GPA. On each Contract Anniversary while a loan is outstanding, an amount of Contract Value equal to any due and unpaid loan interest is also transferred to the loaned portion of the GPA. Upon each loan repayment, we will transfer value equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA, unless you request for us to transfer the repayment amount to your investment choice(s) based upon your current Purchase Payment allocation.

We charge interest daily on any outstanding loan at an effective annual interest rate which may change annually. Interest is due and payable quarterly (based on the date the loan was taken). We also credit interest on the loan amount held in the loaned portion of the GPA. The difference between the rate of interest we charge on the loan amount and the rate we credit on the loan amount is the net cost of the loan, which will not exceed 4%.

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient Contract Value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a TSA Contract with an outstanding loan and are taking an eligible distribution of your entire Contract Value, we will deduct any outstanding Contract Debt from the amount you withdraw. If you make a partial withdrawal, the Contract Value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any Contingent Deferred Sales Charge that would apply to such an amount otherwise withdrawn.

Amounts held in the GPA equal to the amount of any outstanding loan are not available for withdrawal

A loan, whether or not repaid, may have a permanent effect on the death benefit and Contract Value because the investment results of the Funds and current interest rates credited to the non-loaned portion of the GPA do not apply to amounts held in the loaned portion of the GPA. Depending on the investment results of the Funds or credited interest rates for the non-loaned portion of the GPA while the loan is outstanding, the effect could be favorable or unfavorable.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. If you withdraw your full Contract Value, the Contract terminates and does not provide a death benefit.

If you make a partial withdrawal, you must tell us from which investment choices you want the withdrawal taken. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a Fund or the non-loaned portion of the GPA, if less. We require that after you make a partial withdrawal you keep at least $500 in the Contract, unless your partial withdrawal is a minimum required distribution. Partial withdrawals may be subject to a Contingent Deferred Sales Charge.

If you request a full withdrawal of your Contract Value, you may ask us to make the payment in one sum or apply the amount to one or more Annuity Options.

We reserve the right to limit the sum of any transfer and partial withdrawals from the GPA during any Contract Year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that Contract Year.

When you make a full withdrawal you will receive your Contract Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax; and

•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix B – Contingent Deferred Sales Charge and Free Withdrawal Amount Examples.”

Requests in Writing

To request a withdrawal in writing, submit either our partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and full withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order, at our Service Center:

•	our partial withdrawal or full withdrawal form; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your Contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned Qualified Contracts or Contracts owned under a governmental 457(b) deferred compensation plan.

Automatic Withdrawal Option Program

We may from time to time refer to this as the Systematic Withdrawal Program (SWP).

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Automatic Withdrawal Option Program allows you to set up automatic periodic withdrawals from your Contract Value. We do not charge you for participation in the Automatic Withdrawal Option Program, but we reserve the right to charge up to $3 per withdrawal in the future.

Your Automatic Withdrawal Option Program will end:

•	if you withdraw your total Contract Value;

•	if we receive, in Good Order, a notification of the Contract Owner’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Contract Owner is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next withdrawal will lower your Contract Value below $500, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if you begin receiving Annuity Payments; or

•	if you give us a Written Request or request over the telephone, in Good Order, to terminate the program any time before or on the next withdrawal date. If your Contract is a Beneficiary IRA, your Automatic Withdrawal Option Program cannot be terminated.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any Contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Accounts are not a separate entity from MassMutual, and its operations form a part of MassMutual.

Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the Owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the Divisions but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the Contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an Owner will be deemed to own the assets in the Contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the Contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Non-Qualified Contracts

Your Contract is referred to as a Non-Qualified Contract if you do not purchase the Contract under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts

Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2022, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $6,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

•	$61,000; or

•	25% of compensation (a maximum of $305,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $6,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

•	$61,000; or

•	100% of compensation or earned income (a maximum of $305,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $20,500, with an additional catch-up contribution of up to $6,500 available for eligible plan participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:

•	100% of compensation for a plan participant’s highest three years; or

•	$245,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

•	$61,000; or

•	100% of includible compensation (a maximum of $305,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $20,500. In addition, certain catch-up contributions may be made by eligible plan participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

•	$20,500; or

•	100% of includible compensation.

In addition, certain catch-up contributions may be made by eligible plan participants age 50 or over, and those within three years of normal retirement age under the plan. The Contract purchased is issued to the employer or trustee, as applicable. All Contract Value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts

You, as the Owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your Contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.

Withdrawals

The IRC generally treats any withdrawal as first coming from earnings and then from your investment in the Contract, if the withdrawal is:

•	allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982; and

•	from an annuity contract entered into after August 13, 1982.

The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity Payments occur as the result of the Contract reaching its annuity starting date, also known as the Maturity Date. A portion of each Annuity Payment is treated as a partial return of your investment in the Contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity Payments received after you have recovered all of your investment in the Contract are fully taxable.

The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity Contract which is included in income may be subject to an additional income tax. This additional tax is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the additional tax. They include any amounts:

(1)	paid on or after you reach age 59½;

(2)	paid to your Beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from investment in the Contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional income tax), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, IRC Section 72(s) requires that:

(a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in the IRC;

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

(5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

(6)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

(7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(9)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

(10)	certain qualified reservist distributions;

(11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8)); and

(13)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first Valuation Date, there is:

•	any addition to the account balance other than gains or losses;

•	any non-taxable transfer of a portion of the account balance to another retirement plan; or

•	a rollover by the individual of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions

Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also made significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract.

However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of Purchase Payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

•	reaches age 59½;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the IRC;

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC section 72(t)(2)(H); or

•	the TSA plan terminates (starting January 1, 2009).

In the case of hardship, the TSA plan participant can only withdraw the Purchase Payments and not any earnings.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Texas Optional Retirement Program

No withdrawals may be made in connection with a Contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first 12 months of employment;

•	retire;

•	die; or

•	attain age 70½.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the plan participant’s:

•	attainment of age 70½;

•	severance from employment;

•	incurring an unforeseeable emergency;

•	compliance with a qualified domestic relations order (QDRO); or

•	meeting the requirements for a qualified birth or adoption distribution, as defined in IRC section 72(t)(2)(H).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the Contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the Required Minimum Distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to Qualified Contracts contain more detailed information regarding these rules.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained age 70½, if you were born before July 1, 1949, or the calendar year in which you attain age 72, if you were born after June 30, 1949; or

(2)	the calendar year in which you retire.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your Contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the Contract had not yet entered the Income Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the Contract had not entered the Income Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary.

If the Owner’s death occurred after the Contract had entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your contract had entered the Income Phase. If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary. We only offer a life or life expectancy distribution option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your Contract has not yet entered the Income Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the Contract has not yet entered the Income Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your Contract has entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the Owner or Beneficiary under the Contract in order to determine the fair market value of the Contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they will be treated in the same manner as a withdrawal from the Contract; or

•	if distributed under a payout option, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges

IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Income Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Income Phase and the contract or the resulting Annuity Payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a Beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the Owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.

The portion of any distribution that is includible in the gross income of the Owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

∘	the life or life expectancy of the Owner, or joint and last survivor expectancy of the Owner and a designated Beneficiary, or

∘	for a specified period of ten years or more;

•	distributions which are Required Minimum Distributions;

•	hardship distributions from a 401(k) plan or a tax-sheltered annuity; or

•	distributions that are qualified birth or adoption distributions as defined in IRC section 72(t)(2)(H).

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals, and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the Contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner

When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. If a trust is not a grantor trust for income tax purposes, and any Beneficiary (including a contingent Beneficiary) of a trust is a non-natural person, the Contract will not be treated as owned by an agent for a natural person, and gain in the Contract will be taxed annually.

This treatment also does not apply to a Contract that qualifies as an immediate annuity. Before purchasing a Contract to be owned by a non-natural person or changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Distribution

The Contracts are no longer for sale to the public. While the Contracts were offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the Contracts. Pursuant to an underwriting agreement with MassMutual, on its own behalf and on behalf of the Separate Accounts, MMLIS serves as principal underwriter of the Contracts.

MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS also receives compensation for its actions as principal underwriter of the Contracts.

Commissions and Allowances Paid

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. We also pay expense allowances in connection with the sales of the Contracts. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available variable annuity Contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a Contract. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

Other Information

Assignment

You can assign the Contract at any time during your lifetime. We will not be bound by the assignment until we receive Written Notice of the assignment in Good Order. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract. If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable Beneficiary before we assign proceeds.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Contract Owners, Beneficiaries, and any other payees of proceeds from a Contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us to withhold federal income tax from escheated payments from certain Qualified Contracts, and to report such payments to the IRS on Form 1099-R.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Payments We Make

We may be required to suspend or postpone payments, withdrawals, or transfers from the Divisions for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the GPA or payment of loan proceeds from the GPA for the period permitted by law but not for more than six months.

In addition, if, pursuant to the SEC’s rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Division until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by written notice of such amendments.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

•	the date of the last Annuity Payment;

•	the date withdrawal is made of the entire Contract Value;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Contract is returned under the right to examine Contract provision.

Computer System, Cybersecurity, and Service Disruption Risks

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of Contract-related transactions (including the processing of orders from Owners and orders with the Funds) and the Company’s ability to administer this Contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the Contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry Contract Owners, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the Contract.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time You can find prospectuses and other information about the Funds online at www.MassMutual.com/FlexExtra. You can also request this information at no cost by calling (800) 272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Money Market	MML U.S. Government Money Market Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	0.00%	0.72%	0.37%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.87% (2)	–3.41%	2.37%	3.16%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.42%	0.81%	4.45%	3.45%
Balanced	MML Blend Fund (Initial Class)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.49%	15.02%	11.68%	11.09%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	0.43%	30.26%	11.99%	12.70%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.83%	19.10%	23.08%	17.84%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.78%	15.49%	18.18%	14.24%
(1)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(2)	This Fund, and its investment adviser, have entered into a contractual fee waiver or expense reimbursement. This temporary fee reduction is reflected in its current expenses. This contractual arrangement is designed to reduce the fund’s total current expenses for Contract Owners and will continue past the current year.
(3)	This is a fund-of-funds investment choice. It is known as a fund-of-funds because it invests in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Appendix B

Contingent Deferred Sales Charge and Free Withdrawal Amount Examples

Example 1 ~ CDSC for Flexible Purchase Payment Contracts

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount	End of Year Contract Value
1 (on Issue Date)	1	January 15	$100,000	$105,000
2	1	May 15	10,000	120,000
3	2	January 15	200,000	340,000
4	7	January 15	120,000	480,000

•	At the beginning of Contract Year 8, a partial withdrawal of $250,000 is made.

•	To calculate the CDSC, we first determine the Free Withdrawal Amount (FWA) not subject to a CDSC. The FWA is 10% of the Contract Value which is $48,000 (10% x $480,000).

•	We next determine the remaining withdrawal amount after the deduction of the free withdrawal amount which is $202,000 ($250,000 – $48,000).

•	Since the Withdrawal is being made in Contract Year 8, the CDSC charge is 2% or $4,040 ($202,000 x 2%).

•	The total CDSC for this withdrawal is $4,040, which is deducted from the withdrawal amount of $250,000. The net amount of $245,960 ($250,000 – $4,040) is paid to the Contract Owner, unless otherwise instructed.

Example 2 ~ CDSC for Single Purchase Payment Contracts

•	The following Purchase Payments are made:

Contract Year	Purchase Payment	Withdrawal	End of Year Contract Value
1	$100,000		$105,000
2			110,000
3			106,000
4			120,000
5		$50,000	75,000

•	At the beginning of Contract Year 5, a partial withdrawal of $50,000 is made.

•	To calculate the CDSC, we first determine the Free Withdrawal Amount (FWA) not subject to a CDSC. The FWA is 10% of the Contract Value which is $12,000 (10% x $120,000).

•	We next determine the remaining withdrawal amount after the deduction of the free withdrawal amount which is $38,000 ($50,000 – $12,000).

•	Since the Withdrawal is being made in Contract Year 5, the CDSC charge is 1% or $380 ($38,000 x 1%).

•	The total CDSC for this withdrawal is $380, which is deducted from the withdrawal amount of $50,000. The net amount of $49,620 ($50,000 – $380) is paid to the Contract Owner, unless otherwise instructed.

Appendix C

Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	Contract Owner dies in Contract Year 5.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments Less Withdrawals
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (receive due proof of Contract Owner’s death and election of the payment method)		101,000	110,000

•	On the Contract Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments less withdrawals to $110,000.

•	Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Death Benefit is the greater of these two values. Therefore, the death benefit is $110,000.

Example 2 ~ Impact of Withdrawal and Determination of Death Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A withdrawal of $30,000 is made at beginning of Contract Year 5.

•	Contract Owner dies in Contract Year 6.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Less Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	80,000
6 (receive due proof of Contract Owner’s death)			95,000	80,000

•	On the Contract Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments less withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,000, and the total Purchase Payments less withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $90,000 ($120,000 – $30,000 = $90,000). The total Purchase Payments less withdrawals is $80,000 ($110,000 – $30,000).

•	Contract Owner dies in Contract Year 6. When we receive due proof of death, the Contract Value is $95,000. The total Purchase Payments less withdrawals is $80,000. Therefore, the death benefit is $95,000 (the greater of $95,000 and $80,000).

Example 3 ~ Impact of an Outstanding Loan

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A $30,000 loan is taken in Contract Year 3 and repayments begin 3 months later.

•	Contract Owner dies in Contract Year 5.

Beginning of Contract Year	Purchase Payment	Loan	Contract Value After Purchase Payment and Loan	Total Purchase Payments Less Outstanding Loans
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
3		$30,000	$85,000	$80,000
5 (receive due proof of Contract Owner’s death)			90,000	85,000

•	On the Contract Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments less withdrawals to $110,000.

•	At the beginning of Contract Year 3, a $30,000 loan is taken, bringing the total Purchase Payments less loans to $80,000 ($110,000 – $30,000).

•	Contract Owner dies in Contract Year 5. When we receive due proof of death, the Contract Value is $90,000. The total Purchase Payments less withdrawals is $85,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $90,000.

Appendix D

State Variations of Certain Contract Features

State	Feature	Variation
Connecticut	Limitations on Transfers ___________________________________________ Partial Redemptions

Removes reservation of right to aggregate transfers to and redemptions from the Guaranteed Principal Account in a given Contract Year when determining whether the transfer or partial redemption is above 25% of the fixed value of the Contract.

New York	457(b) Deferred Compensation Plan Contracts	Not available.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Contract, or general inquiries, contact our Service Center:

MassMutual
Document Management Services – Annuities W360
PO Box 9067
Springfield, MA 01102-9067
(800) 272-2216
(Fax) (866) 329-4272
(Email) ANNfax@MassMutual.com
www.MassMutual.com

Tax-Qualified Contracts:
Investment Company Act file number: 811-03200
Securities Act file number: 033-07724
Class (Contract) Identifier: C000021296

Non-Tax Qualified Contracts:
Investment Company Act file number: 811-03354
Securities Act file number: 033-07723
Class (Contract) Identifier: C000021298

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1
MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2
(Registrants)

FLEX EXTRA

May 1, 2022

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2022 (the Prospectus).

The Prospectus is available upon written or oral request from MassMutual, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216.

TABLE OF CONTENTS

	SAI	Prospectus
The Company	2	16
The Separate Accounts	2	16
Assignment of Contract	2	52
Service Arrangements and Distribution	3	51
Contract Value Calculations for Amounts Allocated to a Division	4	25
Experts	7
Financial Statements	7

1

THE COMPANY

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

THE SEPARATE ACCOUNTS

Separate Account 1 was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Separate Account 2 was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex Extra Contracts (the Contracts), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a Contract or of the interest of any Beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

For qualified (Separate Account 1) Contracts, the following exceptions and provisions should be noted:

(1) No person entitled to receive Annuity Payments under a Contract or part or all of the Contract’s Value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Contract Owner given during the Annuitant’s lifetime and received in Good Order by MassMutual at its Home Office. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant’s or any other person’s debts, Contracts or engagements, nor to any levy or attachment for payment thereof;

(2) If an assignment of a Contract is in effect on the Maturity Date, MassMutual reserves the right to pay to the assignee in one sum the amount of the Contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the Contract Owner, regardless of any payment options which the Contract Owner may have elected. Moreover, if an assignment of a Contract is in effect at the death of the Annuitant prior to the Maturity Date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all Purchase Payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the Contract, and any balance of such value will be paid to the Beneficiary in one sum or applied under one or more of the payment options elected;

(3) Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended;

(4) Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax exempt organizations pursuant to IRC Section 403(b) (tax-sheltered annuities or TSAs) must be endorsed to provide that they are non-transferable. Non-ERISA TSA values may be pledged, however, as collateral for Contract loans; and

2

(5) Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than MassMutual, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

SERVICE ARRANGEMENTS AND DISTRIBUTION

The Contracts were sold by registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual. Pursuant to an underwriting agreement with MassMutual, on its own behalf and on behalf of the Separate Accounts, MMLIS, serves as principal underwriter of the Contracts sold by its registered representatives.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS was paid the compensation amounts shown below for its actions as principal underwriter for the Separate Accounts.

	MMLIS
Year	Massachusetts Mutual Variable Annuity Separate Account 1	Massachusetts Mutual Variable Annuity Separate Account 2
2021	$65,931	$85,740
2020	$89,218	$133,828
2019	$48,907	$90,468

Commissions for sales of the Contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS as shown below.

	MMLIS
Year	Massachusetts Mutual Variable Annuity Separate Account 1	Massachusetts Mutual Variable Annuity Separate Account 2
2021	$751,658	$977,484
2020	$833,138	$1,245,031
2019	$509,969	$814,081

We no longer offer the Contract for sale to the public.

The offering is on a continuous basis.

3

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO A DIVISION

The Accumulation Phase
Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the Accumulation Unit Value) for each Division will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division
of a Separate Account

You may allocate Purchase Payments among the available Divisions and the GPA. At the end of each Valuation Period, MassMutual will apply Your Purchase Payment (after deducting any applicable Premium Taxes) to each Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the Contract on or prior to the Maturity Date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the Contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date on which a Purchase Payment is received in Good Order in the mail or by wire transfer at MassMutual’s Service Center or a designated bank lockbox. If such date is not a Valuation Date, or if the Purchase Payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If an initial Purchase Payment is not applied to purchase Accumulation Units within five Business Days after receipt at MassMutual’s Service Center (due to incomplete or ambiguous application information, for example), the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

The gross investment rate for each Division is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See “General Formulas” for the general formulas used to compute the value of an Accumulation Unit for any Division, and for a hypothetical illustration using such formulas.

The Income Phase

When your Contract approaches its Maturity Date, you may choose to have the Contract Value provide you at maturity with either fixed Annuity Payments (referred to as the Fixed Income Option in your Contract), variable monthly Annuity Payments (referred to as the Variable Income Option in your Contract), or a combination of the two. You also may elect to receive the Contract Value in one

4

lump sum. A Contingent Deferred Sales Charge (as described in the Prospectus) may be deducted from the Accumulated Value of your Contract at maturity. Fixed or variable monthly Annuity Payments may be received under several different payment options.

Fixed Annuity

If you select a fixed annuity, then each Annuity Payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the Contracts.

Variable Monthly Annuity

If you select a variable monthly annuity, then each Annuity Payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly Annuity Payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a Contract is determined in the following manner. First, the value of amounts attributable to a Contract to each Division is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the Contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a Contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the Contract by their value (the Annuity Unit Value) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at Maturity Date applied to that Division. The purchase rates which will be applied will be those specified in the Contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The interest rate used in calculating the purchase rates will be the assumed investment rate as described in the next section. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the Annuitant or Annuitants. The sex of the Annuitant or Annuitants will also be considered unless the Contract is issued on a unisex basis, including cases issued in connection with an employer- sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The assumed investment rate for each Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

5

General Formulas

General Formulas to Determine Accumulation Unit Value and
Annuity Unit Value for any Division

Gross Investment Rate	=	Net Earnings during Valuation Period Value of Net Assets at beginning of Valuation Period
Net Investment Factor	=	Gross Investment Rate + 1.00000000 – Asset Charge
Accumulation Unit Value	=	Accumulation Unit Value on Preceding Valuation Date × Net Investment Factor
Annuity Unit Value	=	Accumulation Unit Value on Preceding Valuation Date × Net Investment Factor 1.00000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation
and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was 0.00003562 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

The gross investment rate for the Valuation Period would be 0.00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035638 (0.00039200 plus 1.00000000 minus 0.00003562). The new Accumulation Unit Value would be $1.13540449 ($1.13500000 × 1.00035638). At an effective annual rate of 4%, the rate of interest for one day is 0.00010746, and the new Annuity Unit Value would be $1.06726557 ($1.06700000 × 1.00035638 divided by 1.00010746).

General Formulas to Determine Variable Monthly Annuity
Payments and Number of Annuity Units for any Division

First Variable Monthly Annuity Payment	=	Accumulation Units Applied × Accumulation Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment × Purchase Rate
Number of Annuity Units	=	First Variable Monthly Annuity Payment Annuity Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment
Amount of Subsequent Variable Monthly Annuity Payments	=	Number of Annuity Units × Annuity Unit Value on the Applicable Payment Calculation Date

Illustration of Computation of Variable Monthly Annuity
Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second variable monthly annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × 0.00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second variable monthly annuity payment would be $267.07 (222.467 × $1.20050000). If the Contract has Annuity Units credited in more than one Division, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

6

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2021 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2021 and 2020, and for each of the years in the three-year period ended December 31, 2021, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 25, 2022, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2021

Statements of Operations and Changes in Net Assets for the years ended December 31, 2021 and 2020

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2021 and 2020

Statutory Statements of Operations for the years ended December 31, 2021, 2020 and 2019

Statutory Statements of Changes in Surplus for the years ended December 31, 2021, 2020 and 2019

Statutory Statements of Cash Flows for the years ended December 31, 2021, 2020 and 2019

Notes to Statutory Financial Statements

7

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 1:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise Massachusetts Mutual Variable Annuity Separate Account 1 (collectively, “the Separate Account”), as of December 31, 2021, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 8 for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2021, and the results of their operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the MassMutual Separate Accounts’ auditor since 2004.

Boston, Massachusetts

March 8, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

F-1

Appendix A

Divisions

Invesco V.I. Discovery Mid Cap Growth Division*

Invesco V.I. Global Division*

Invesco V.I. Global Strategic Income Division*

MML Blend Division

MML Equity Division

MML Managed Bond Division

MML U.S. Government Money Market Division

* See Note 2 to the financial statements for the previous name of this division.

F-2

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
ASSETS
Investments
Number of shares	1,308,486	2,127,051	1,944,481	11,588,334	7,109,098	1,272,597	6,678,140
Identified cost	$97,081,726	$76,383,736	$9,847,514	$239,399,859	$173,520,153	$16,191,116	$6,678,130
Value	$149,991,699	$121,709,836	$8,652,940	$241,474,837	$228,139,498	$16,569,307	$6,678,140
Dividends receivable	-	-	-	-	-	-	1
Receivable from Massachusetts Mutual Life Insurance Company	1,426	-	144	402	494	-	-
Total assets	149,993,125	121,709,836	8,653,084	241,475,239	228,139,992	16,569,307	6,678,141
LIABILITIES
Annuitant mortality fluctuation reserve	88,104	54,815	3,120	289,929	184,147	10,228	51,413
Payable to Massachusetts Mutual Life Insurance Company	-	1,445	-	-	-	276	1,161
Total liabilities	88,104	56,260	3,120	289,929	184,147	10,504	52,574
NET ASSETS	$149,905,021	$121,653,576	$8,649,964	$241,185,310	$227,955,845	$16,558,803	$6,625,567
Net Assets:
Accumulation units - value	$146,968,226	$119,826,425	$8,545,971	$233,299,504	$221,817,613	$16,217,875	$4,911,813
Contracts in payout (annuitization) period	2,936,795	1,827,151	103,993	7,885,806	6,138,232	340,928	1,713,754
Net assets	$149,905,021	$121,653,576	$8,649,964	$241,185,310	$227,955,845	$16,558,803	$6,625,567
Outstanding units
Contract owners	15,734,508	12,193,063	2,908,049	21,572,012	19,492,149	3,173,007	3,662,309
UNIT VALUE
Flex Extra (Qualified)	$9.53	$9.98	$2.97	$10.39	$11.12	$5.01	$1.72
Variable Annuity Fund 4	-	-	-	21.15	37.46	11.38	3.18
Flex-Annuity IV (Qualified)	-	-	-	17.37	30.61	8.56	2.41

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2021

	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
Investment Income
Dividends	$-	$-	$421,103	$5,065,679	$3,656,183	$540,451	$-
Expenses
Mortality and expense risk fees and administrative charges	1,910,786	1,582,573	120,069	3,087,232	2,851,056	222,801	90,567
Net investment income (loss)	(1,910,786)	(1,582,573)	301,034	1,978,447	805,127	317,650	(90,567)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	10,147,873	6,914,486	(168,719)	8,831,923	4,980,262	118,688	(2)
Realized gain distribution	15,582,852	6,170,146	-	60,744,080	-	315,252	-
Realized gain (loss)	25,730,725	13,084,632	(168,719)	69,576,003	4,980,262	433,940	(2)
Change in net unrealized appreciation/depreciation of investments	(182,825)	4,290,576	(585,007)	(41,105,917)	48,190,839	(842,434)	2
Net gain (loss) on investments	25,547,900	17,375,208	(753,726)	28,470,086	53,171,101	(408,494)	-
Net increase (decrease) in net assets resulting from operations	23,637,114	15,792,635	(452,692)	30,448,533	53,976,228	(90,844)	(90,567)
Capital transactions:
Transfers of net premiums	1,647,455	1,862,624	150,706	1,973,146	3,329,980	273,014	278,872
Transfers due to death benefits	(749,100)	(536,974)	(66,874)	(3,677,833)	(2,510,784)	(271,759)	(125,231)
Transfers due to annuity benefit payments	(251,481)	(164,818)	(10,546)	(750,219)	(514,836)	(35,652)	(168,899)
Transfers due to withdrawal of funds	(11,774,260)	(9,911,113)	(911,341)	(20,139,865)	(17,950,685)	(1,521,908)	(917,800)
Transfers due to annual administrative and contingent deferred sales charges	(57,280)	(26,691)	(2,557)	(267,802)	(218,039)	(58,890)	(6,946)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	(107,639)	(114,806)	(704)	(309,243)	(365,277)	(4,489)	(62,276)
Transfers between divisions and to/from Guaranteed Principal Account	(2,519,532)	(1,842,813)	(11,102)	(867,346)	(3,144,102)	(44,600)	553,855
Net increase (decrease) in net assets resulting from capital transactions	(13,811,837)	(10,734,591)	(852,418)	(24,039,162)	(21,373,743)	(1,664,284)	(448,425)
Total increase (decrease)	9,825,277	5,058,044	(1,305,110)	6,409,371	32,602,485	(1,755,128)	(538,992)
NET ASSETS, at beginning of the year	140,079,744	116,595,532	9,955,074	234,775,939	195,353,360	18,313,931	7,164,559
NET ASSETS, at end of the year	$149,905,021	$121,653,576	$8,649,964	$241,185,310	$227,955,845	$16,558,803	$6,625,567

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
Investment Income
Dividends	$45,430	$687,263	$570,499	$-	$4,164,254	$17,368	$16,206
Expenses
Mortality and expense risk fees and administrative charges	1,522,966	1,281,677	127,590	2,849,795	2,331,580	236,883	93,783
Net investment income (loss)	(1,477,536)	(594,414)	442,909	(2,849,795)	1,832,674	(219,515)	(77,577)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	7,971,485	3,793,038	(206,737)	7,592,980	(1,917,260)	40,935	234
Realized gain distribution	9,470,769	3,580,841	-	9,705,644	20,221,100	-	-
Realized gain (loss)	17,442,254	7,373,879	(206,737)	17,298,624	18,303,840	40,935	234
Change in net unrealized appreciation/depreciation of investments	24,677,338	17,517,552	(69,143)	9,700,864	(19,016,176)	1,303,667	(239)
Net gain (loss) on investments	42,119,592	24,891,431	(275,880)	26,999,488	(712,336)	1,344,602	(5)
Net increase (decrease) in net assets resulting from operations	40,642,056	24,297,017	167,029	24,149,693	1,120,338	1,125,087	(77,582)
Capital transactions:
Transfers of net premiums	2,014,782	1,360,992	126,974	1,756,881	2,508,301	171,051	108,468
Transfers due to death benefits	(826,940)	(554,244)	(109,065)	(2,527,572)	(1,607,677)	(224,912)	(111,324)
Transfers due to annuity benefit payments	(181,644)	(112,279)	(10,542)	(611,376)	(321,784)	(34,757)	(161,528)
Transfers due to withdrawal of funds	(10,573,587)	(8,315,780)	(804,793)	(16,920,113)	(14,609,655)	(1,681,564)	(1,547,627)
Transfers due to annual administrative and contingent deferred sales charges	(60,237)	(28,206)	(2,578)	(290,608)	(237,357)	(64,924)	(7,655)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	(105,326)	(38,079)	(6,431)	(231,555)	(183,296)	(21,128)	(50,314)
Transfers between divisions and to/from Guaranteed Principal Account	(4,127,038)	(2,968,306)	(80,023)	(3,480,856)	(4,333,682)	237,155	2,305,618
Net increase (decrease) in net assets resulting from capital transactions	(13,859,990)	(10,655,902)	(886,458)	(22,305,199)	(18,785,150)	(1,619,079)	535,638
Total increase (decrease)	26,782,066	13,641,115	(719,429)	1,844,494	(17,664,812)	(493,992)	458,056
NET ASSETS, at beginning of the year	113,297,678	102,954,417	10,674,503	232,931,445	213,018,172	18,807,923	6,706,503
NET ASSETS, at end of the year	$140,079,744	$116,595,532	$9,955,074	$234,775,939	$195,353,360	$18,313,931	$7,164,559

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Annuity Separate Account 1

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 1 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on April 8, 1981. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains three segments within the Separate Account, they are: Variable Annuity Fund 4, Flex-Annuity IV (Qualified) and Flex Extra (Qualified).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2021, the Separate Account consists of seven divisions which invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
Invesco V.I. Discovery Mid Cap Growth Division[1]	Invesco V.I. Discovery Mid Cap Growth Fund[1,4]
Invesco V.I. Global Division[2]	Invesco V.I. Global Fund[2,4]
Invesco V.I. Global Strategic Income Division[3]	Invesco V.I. Global Strategic Income Fund[3,4]
MML Blend Division	MML Blend Fund[5]
MML Equity Division	MML Equity Fund[5]
MML Managed Bond Division	MML Managed Bond Fund[5]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[5]

In addition to the seven divisions, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

1 Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division/Fund.

2 Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Division/Fund.

3 Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Strategic Income Division/Fund.

4 Invesco Advisers, Inc. is the investment adviser to this Fund.

5 MML Investment Advisers, LLC is the investment adviser to this Fund.

F-6

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Annuity Separate Account 1 follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each division are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account contributes to a reserve maintained by MassMutual as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $964,434 and $636,129 for the years ended December 31, 2021 and 2020, respectively. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

F-7

Notes To Financial Statements (Continued)

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, 1994 MGDB or Annuity 2000 table, depending on the year of issue.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2021. There have been no transfers between levels for the year ended December 31, 2021.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the general investment account (the “General Account”) and the Separate Account. The General account is not registered as an investment company under the 1940 Act.

F-8

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2021 were as follows:

	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Cost of purchases	$16,579,297	$7,601,045	$605,503	$68,017,187	$6,099,816
Proceeds from sales	(16,701,808)	(13,736,204)	(1,157,216)	(29,288,183)	(26,603,511)

	MML Managed Bond Division	MML U.S. Government Money Market Division
Cost of purchases	$1,550,493	$1,373,751
Proceeds from sales	(2,582,080)	(1,909,098)

F-9

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

 The changes in outstanding units for the two years ended December 31, 2021 were as follows:

2021	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Units purchased	234,775	237,227	55,978	333,087	428,816
Units withdrawn	(1,502,807)	(1,168,927)	(335,028)	(2,517,934)	(2,135,573)
Units transferred between divisions and to/from GPA	(282,640)	(197,180)	(3,732)	(98,105)	(288,151)
Net increase (decrease)	(1,550,671)	(1,128,880)	(282,781)	(2,282,952)	(1,994,908)

2021 (continued)	MML Managed Bond Division	MML U.S. Government Money Market Division
Units purchased	62,644	376,278
Units withdrawn	(375,206)	(952,706)
Units transferred between divisions and to/from GPA	(23,535)	319,667
Net increase (decrease)	(336,096)	(256,761)

2020	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Units purchased	405,865	225,798	57,763	321,821	492,518
Units withdrawn	(1,896,124)	(1,304,053)	(327,130)	(2,496,068)	(2,310,242)
Units transferred between divisions and to/from GPA	(639,447)	(420,382)	(31,883)	(412,634)	(545,544)
Net increase (decrease)	(2,129,707)	(1,498,637)	(301,251)	(2,586,881)	(2,363,268)
2020 (continued)	MML Managed Bond Division	MML U.S. Government Money Market Division
Units purchased	50,712	216,598
Units withdrawn	(413,890)	(1,172,357)
Units transferred between divisions and to/from GPA	45,033	1,240,043
Net increase (decrease)	(318,145)	284,284
F-10

Notes To Financial Statements (Continued)

8.    FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2021 follows:

	At December 31,						For the Years Ended December 31,
							Investment
		Unit Value[3]					Income	Expense Ratio[2]				Total Return[3]
	Units	(Lowest to Highest)				Net Assets	Ratio[1]	(Lowest to Highest)				(Lowest to Highest)
Invesco V.I. Discovery Mid Cap Growth Division[4]
2021	15,734,508	$			$9.53	$149,905,021	-%		%		1.30%		%		17.56%
2020	17,285,180				8.10	140,079,744	0.04				1.30				38.87
2019	19,414,886				5.84	113,297,678	-				1.30				37.56
2018	21,601,324				4.24	91,635,575	-				1.30				(7.30)
2017	23,493,015				4.58	107,511,615	0.03				1.30				27.13
Invesco V.I. Global Division[4]
2021	12,193,063				9.98	121,653,576	-				1.30				14.00
2020	13,321,943				8.75	116,595,532	0.70				1.30				25.99
2019	14,820,580				6.95	102,954,417	0.90				1.30				30.09
2018	16,576,166				5.34	88,518,710	0.99				1.30				(14.31)
2017	18,087,184				6.23	112,715,013	0.93				1.30				34.91
Invesco V.I. Global Strategic Income Division[4]
2021	2,908,049				2.97	8,649,964	4.57				1.30				(4.66)
2020	3,190,830				3.12	9,955,074	5.82				1.30				2.07
2019	3,492,081				3.06	10,674,503	3.79				1.30				9.37
2018	3,888,716				2.79	10,868,296	4.95				1.30				(5.64)
2017	4,236,600				2.96	12,548,182	2.31				1.30				4.90
MML Blend Division
2021	21,572,012		10.39	to	21.15	241,185,310	2.11	0.73		to	1.30	13.54		to	14.19
2020	23,854,964		9.15	to	18.52	234,775,939	-	0.73		to	1.30	11.41		to	12.05
2019	26,441,844		8.21	to	16.53	232,931,445	2.42	0.73		to	1.30	19.81		to	20.50
2018	29,662,205		6.85	to	13.72	218,328,901	2.11	0.73		to	1.30	(5.58)		to	(5.04)
2017	32,461,158		7.26	to	14.45	253,241,743	2.11	0.73		to	1.30	13.77		to	14.42
MML Equity Division
2021	19,492,149		11.12	to	37.46	227,955,845	1.66	0.73		to	1.30	28.58		to	29.31
2020	21,487,056		8.65	to	28.97	195,353,360	2.31	0.73		to	1.30	1.69		to	2.28
2019	23,850,325		8.50	to	28.32	213,018,172	2.03	0.73		to	1.30	24.30		to	25.01
2018	26,338,675		6.84	to	22.66	189,237,032	1.77	0.73		to	1.30	(11.16)		to	(10.65)
2017	29,013,886		7.70	to	25.36	234,712,505	1.81	0.73		to	1.30	14.30		to	14.95
MML Managed Bond Division
2021	3,173,007		5.01	to	11.38	16,558,803	3.13	0.73		to	1.30	(0.49)		to	0.08
2020	3,509,103		5.04	to	11.37	18,313,931	0.09	0.73		to	1.30	6.32		to	6.93
2019	3,827,248		4.74	to	10.64	18,807,923	3.67	0.73		to	1.30	8.39		to	9.01
2018	4,246,858		4.37	to	9.76	19,268,935	3.43	0.73		to	1.30	(1.73)		to	(1.17)
2017	4,762,998		4.45	to	9.87	22,085,965	3.14	0.73		to	1.30	3.35		to	3.94
MML U.S. Government Money Market Division
2021	3,662,309		1.72	to	3.18	6,625,567	-	0.73		to	1.30	(1.29)		to	(0.73)
2020	3,919,070		1.74	to	3.20	7,164,559	0.22	0.73		to	1.30	(1.06)		to	(0.50)
2019	3,634,786		1.76	to	3.22	6,706,503	1.69	0.73		to	1.30	0.40		to	0.97
2018	3,702,921		1.75	to	3.19	6,786,391	1.33	0.73		to	1.30	0.02		to	0.59
2017	3,868,270		1.75	to	3.17	7,092,906	0.35	0.73		to	1.30	(0.93)		to	(0.37)

1	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
F-11

Notes To Financial Statements (Continued)

2	The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
3	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.
4	See Note 2 to the financial statements for the previous name of this division.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values, a reduction in the number of units purchased, or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge This charge is assessed through reduction of unit values.	This charge is equal, on an annual basis, to 0.73%-1.25% of the daily value of the assets invested in each fund.

Administrative Expense Charge This charge is assessed through reduction of unit values.	This charge is equal, on an annual basis, to 0.00%-0.15% of the daily value of the assets invested in each fund.

Annual Administrative Charge	$30 - $35 per contract year.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 11.00%
This charge is assessed through the redemption of units.

Sales and Administrative Charges	8.75% for single purchase payment
This charge is assessed through a reduction in the number of units purchased.	9.00% for periodic purchase payments

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 8, 2022, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-12

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 2:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise Massachusetts Mutual Variable Annuity Separate Account 2 (collectively, “the Separate Account”), as of December 31, 2021, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 8 for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2021, and the results of their operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the MassMutual Separate Accounts’ auditor since 2004.

Boston, Massachusetts

March 8, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

F-1

Appendix A

Divisions

Invesco V.I. Discovery Mid Cap Growth Division*

Invesco V.I. Global Division*

Invesco V.I. Global Strategic Income Division*

MML Blend Division

MML Equity Division

MML Managed Bond Division

MML U.S. Government Money Market Division

* See Note 2 to the financial statements for the previous name of this division.

F-2

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
ASSETS
Investments
Number of shares	435,352	842,060	835,948	3,178,227	2,105,214	543,514	2,067,330
Identified cost	$32,856,860	$32,092,828	$4,245,881	$66,036,254	$51,690,805	$6,911,357	$2,067,308
Value	$49,904,385	$48,182,665	$3,719,968	$66,227,102	$67,558,842	$7,076,588	$2,067,330
Receivable from Massachusetts Mutual Life Insurance Company	774	322	-	-	903	-	-
Total assets	49,905,159	48,182,987	3,719,968	66,227,102	67,559,745	7,076,588	2,067,330
LIABILITIES
Annuitant mortality fluctuation reserve	16,470	11,959	905	48,303	44,733	5,337	9,694
Payable to Massachusetts Mutual Life Insurance Company	-	-	18	402	-	257	916
Total liabilities	16,470	11,959	923	48,705	44,733	5,594	10,610
NET ASSETS	$49,888,689	$48,171,028	$3,719,045	$66,178,397	$67,515,012	$7,070,994	$2,056,720
Net Assets:
Accumulation units - value	$49,339,691	$47,772,400	$3,688,890	$64,568,303	$66,023,926	$6,893,111	$1,733,584
Contracts in payout (annuitization) period	548,998	398,628	30,155	1,610,094	1,491,086	177,883	323,136
Net assets	$49,888,689	$48,171,028	$3,719,045	$66,178,397	$67,515,012	$7,070,994	$2,056,720
Outstanding units
Contract owners	5,236,476	4,828,074	1,250,313	6,094,783	5,977,844	1,390,126	1,176,920
UNIT VALUE
Flex-Extra (Non-Qualified)	$9.53	$9.98	$2.97	$10.39	$11.12	$5.01	$1.72
Flex-Annuity IV (Non-Qualified)	-	-	-	17.79	29.54	9.13	2.44

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2021

	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
Investment Income
Dividends	$-	$-	$178,042	$1,396,992	$1,082,296	$227,242	$-
Expenses
Mortality and expense risk fees and administrative charges	620,630	618,735	49,987	849,435	849,381	93,936	28,578
Net investment income (loss)	(620,630)	(618,735)	128,055	547,557	232,915	133,306	(28,578)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,559,295	4,117,534	(56,578)	2,922,018	1,665,862	27,216	113
Realized gain distribution	5,161,066	2,418,664	-	16,751,747	-	132,553	-
Realized gain (loss)	7,720,361	6,536,198	(56,578)	19,673,765	1,665,862	159,769	113
Change in net unrealized appreciation/depreciation of investments	565,411	198,290	(256,661)	(11,866,874)	14,124,210	(331,912)	(113)
Net gain (loss) on investments	8,285,772	6,734,488	(313,239)	7,806,891	15,790,072	(172,143)	-
Net increase (decrease) in net assets resulting from operations	7,665,142	6,115,753	(185,184)	8,354,448	16,022,987	(38,837)	(28,578)
Capital transactions:
Transfers of net premiums	395,339	235,025	17,584	1,025,094	1,084,181	7,808	10,018
Transfers due to death benefits	(344,566)	(622,986)	(125,191)	(1,656,075)	(2,447,073)	(226,358)	(143,101)
Transfers due to annuity benefit payments	(52,562)	(42,932)	(3,356)	(209,841)	(141,111)	(24,351)	(33,670)
Transfers due to withdrawal of funds	(2,041,977)	(3,588,205)	(90,732)	(4,324,591)	(3,861,043)	(321,466)	(223,799)
Transfers due to annual administrative and contingent deferred sales charges	(13,842)	(6,889)	(904)	(53,439)	(49,608)	(15,338)	(1,735)
Transfers due to net charge (credit) to annuitant mortality fluctuation	4,546	(8,443)	(4,685)	22,625	(105,625)	(473)	(70,118)
Transfer between divisions and to/from Guaranteed Principal Account	(678,772)	(913,879)	3,311	(1,150,349)	(1,010,029)	117,847	207,614
Net increase (decrease) in net assets resulting from capital transactions	(2,731,834)	(4,948,309)	(203,973)	(6,346,576)	(6,530,308)	(462,331)	(254,791)
Total increase (decrease)	4,933,308	1,167,444	(389,157)	2,007,872	9,492,679	(501,168)	(283,369)
NET ASSETS, at beginning of the year	44,955,381	47,003,584	4,108,202	64,170,525	58,022,333	7,572,162	2,340,089
NET ASSETS, at end of the year	$49,888,689	$48,171,028	$3,719,045	$66,178,397	$67,515,012	$7,070,994	$2,056,720

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
Investment Income
Dividends	$14,419	$273,740	$230,730	$-	$1,208,127	$7,198	$4,682
Expenses
Mortality and expense risk fees and administrative charges	483,302	512,588	51,601	778,003	675,115	98,774	31,434
Net investment income (loss)	(468,883)	(238,848)	179,129	(778,003)	533,012	(91,576)	(26,752)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,326,261	1,368,150	(40,777)	1,662,831	(167,238)	19,437	231
Realized gain distribution	3,005,939	1,426,266	-	2,619,503	5,866,515	-	-
Realized gain (loss)	5,332,200	2,794,416	(40,777)	4,282,334	5,699,277	19,437	231
Change in net unrealized appreciation/depreciation of investments	7,820,721	6,904,966	(73,897)	3,146,508	(5,477,528)	527,632	(235)
Net gain (loss) on investments	13,152,921	9,699,382	(114,674)	7,428,842	221,749	547,069	(4)
Net increase (decrease) in net assets resulting from operations	12,684,038	9,460,534	64,455	6,650,839	754,761	455,493	(26,756)
Capital transactions:
Transfers of net premiums	395,589	154,920	12,397	581,854	1,645,867	44,251	229,732
Transfers due to death benefits	(371,872)	(423,589)	(81,610)	(1,232,617)	(485,698)	(227,462)	(5,266)
Transfers due to annuity benefit payments	(43,524)	(34,597)	(5,523)	(164,627)	(187,379)	(24,762)	(32,802)
Transfers due to withdrawal of funds	(2,106,506)	(1,900,573)	(211,121)	(2,705,863)	(1,534,937)	(181,036)	(309,939)
Transfers due to annual administrative and contingent deferred sales charges	(15,220)	(7,160)	(886)	(57,978)	(52,756)	(17,059)	(1,991)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(47,588)	(42,648)	357	(65,269)	(31,421)	(6,660)	(5,732)
Transfer between divisions and to/from Guaranteed Principal Account	(1,750,856)	(1,840,996)	(134,095)	(1,218,744)	(2,057,103)	(377,716)	620,472
Net increase (decrease) in net assets resulting from capital transactions	(3,939,977)	(4,094,643)	(420,481)	(4,863,244)	(2,703,427)	(790,444)	494,474
Total increase (decrease)	8,744,061	5,365,891	(356,026)	1,787,595	(1,948,666)	(334,951)	467,718
NET ASSETS, at beginning of the year	36,211,320	41,637,693	4,464,228	62,382,930	59,970,999	7,907,113	1,872,371
NET ASSETS, at end of the year	$44,955,381	$47,003,584	$4,108,202	$64,170,525	$58,022,333	$7,572,162	$2,340,089

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Annuity Separate Account 2

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 2 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on October 14, 1981. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains two segments within the Separate Account, they are: Flex-Annuity IV (Non-Qualified) and Flex-Extra (Non-Qualified).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.   INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2021, the Separate Account consists of seven divisions which invest in the following mutual funds. All of the funds may not be available to both segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
Invesco V.I. Discovery Mid Cap Growth Division[1]	Invesco V.I. Discovery Mid Cap Growth Fund[1,4]
Invesco V.I. Global Division[2]	Invesco V.I. Global Fund[2,4]
Invesco V.I. Global Strategic Income Division[3]	Invesco V.I. Global Strategic Income Fund[3,4]
MML Blend Division	MML Blend Fund[5]
MML Equity Division	MML Equity Fund[5]
MML Managed Bond Division	MML Managed Bond Fund[5]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[5]

In addition to the seven divisions, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division/Fund.
[2] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Division/Fund.
[3] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Strategic Income Division/Fund.
[4] Invesco Advisers, Inc. is the investment adviser to this Fund.
[5] MML Investment Advisors, LLC is the investment adviser to this Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Annuity Separate Account 2 follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each division are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

F-6

Notes To Financial Statements (Continued)

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account contributes to a reserve maintained by MassMutual as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from MassMutual to the Separate Account totaled $162,173 and $198,961 for the years ended December 31, 2021 and 2020, respectively. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, Annuity 2000, or 1994 MGDB table.

F-7

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2021. There have been no transfers between levels for the year ended December 31, 2021.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale to the public. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the general investment account (the “General Account”) and the Separate Account. The General account is not registered as an investment company under the 1940 Act.

F-8

Notes To Financial Statements (Continued)

6.      PURCHASES AND SALES OF INVESTMENTS

         The cost of purchases and proceeds from sales investments for the year ended December 31, 2021 were as follows:

	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Cost of purchases	$5,642,854	$2,669,808	$309,292	$19,251,401	$2,523,685
Proceeds from sales	(3,833,700)	(5,818,807)	(385,784)	(8,296,302)	(8,818,670)

	MML	MML U.S.
	Managed	Government
	Bond	Money Market
	Division	Division

Cost of purchases	$518,228	$527,144
Proceeds from sales	(715,223)	(808,017)

7.     NET INCREASE (DECREASE) IN OUTSTANDING UNITS

        The changes in outstanding units for the two years ended December 31, 2021 were as follows:

	Invesco V.I.		Invesco V.I.
	Discovery		Global
	Mid Cap Growth	Invesco V.I. Global	Strategic Income	MML Blend	MML Equity
2021	Division	Division	Division	Division	Division
Units purchased	52,809	30,747	5,932	117,574	149,044
Units withdrawn	(285,809)	(472,972)	(73,597)	(632,299)	(607,877)
Units transferred between divisions and to/from GPA	(77,806)	(100,226)	1,205	(119,443)	(104,875)
Net increase (decrease)	(310,806)	(542,450)	(66,460)	(634,168)	(563,709)

	MML	MML U.S.
	Managed	Government
	Bond	Money Market
2021 (continued)	Division	Division
Units purchased	4,235	150,476
Units withdrawn	(119,327)	(398,649)
Units transferred between divisions and to/from GPA	23,534	120,059
Net increase (decrease)	(91,558)	(128,114)
F-9

Notes To Financial Statements (Continued)

7.   NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	Invesco		Invesco
	Oppenheimer V.I.	Invesco	Oppenheimer V.I.
	Discovery	Oppenheimer V.I.	Global	MML	MML
	Mid Cap Growth	Global	Strategic Income	Blend	Equity
2020	Division	Division	Division	Division	Division
Units purchased	77,441	33,728	6,042	90,448	259,421
Units withdrawn	(408,886)	(348,752)	(102,371)	(496,456)	(321,588)
Units transferred between divisions
and to/from GPA	(326,507)	(308,316)	(47,335)	(153,994)	(278,964)
Net increase (decrease)	(657,953)	(623,340)	(143,664)	(560,003)	(341,130)

	MML	MML U.S.
	Managed	Government
	Bond	Money Market
2020 (continued)	Division	Division
Units purchased	22,098	140,987
Units withdrawn	(107,853)	(212,781)
Units transferred between divisions
and to/from GPA	(80,233)	352,260
Net increase (decrease)	(165,988)	280,466

8.     FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2021 follows:
	At December 31,						For the Years Ended December 31,
							Investment
		Unit Value[3]					Income	Expense Ratio[2]				Total Return[3]
	Units	(Lowest to Highest)				Net Assets	Ratio[1]	(Lowest to Highest)				(Lowest to Highest)
Invesco V.I. Discovery Mid Cap Growth Division[4]
2021	5,236,476	$			$9.53	$49,888,689	-%		%		1.30%		%		17.56%
2020	5,547,282				8.10	44,955,381	0.04				1.30				38.87
2019	6,205,235				5.84	36,211,320	-				1.30				37.56
2018	6,684,621				4.24	28,357,017	-				1.30				(7.30)
2017	7,154,920				4.58	32,743,222	0.03				1.30				27.13
Invesco V.I. Global Division[4]
2021	4,828,074				9.98	48,171,028	-				1.30				14.00
2020	5,370,524				8.75	47,003,584	0.69				1.30				25.99
2019	5,993,864				6.95	41,637,693	0.90				1.30				30.09
2018	6,649,826				5.34	35,510,866	0.98				1.30				(14.31)
2017	7,133,854				6.23	44,456,471	0.93				1.30				34.91
Invesco V.I. Global Strategic Income Division[4]
2021	1,250,313				2.97	3,719,045	4.63				1.30				(4.66)
2020	1,316,772				3.12	4,108,202	5.82				1.30				2.07
2019	1,460,437				3.06	4,464,228	3.77				1.30				9.37
2018	1,714,064				2.79	4,790,516	4.97				1.30				(5.64)
2017	1,940,412				2.96	5,747,213	2.29				1.30				4.90
MML Blend Division
2021	6,094,783		10.39	to	17.79	66,178,397	2.13	1.25		to	1.30	13.54		to	13.60
2020	6,728,951		9.15	to	15.66	64,170,525	-	1.25		to	1.30	11.41		to	11.46
2019	7,288,954		8.21	to	14.05	62,382,930	2.43	1.25		to	1.30	19.81		to	19.87
2018	7,911,132		6.85	to	11.72	56,388,034	2.12	1.25		to	1.30	(5.58)		to	(5.53)
2017	8,633,522		7.26	to	12.41	65,044,190	2.12	1.25		to	1.30	13.77		to	13.83
F-10

Notes To Financial Statements (Continued)

8.     FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Equity Division
2021	5,977,844	$11.12	to	$29.54	$67,515,012	1.65%	1.25%	to	1.30%	28.58%	to	28.64%
2020	6,541,553	8.65	to	22.96	58,022,333	2.33	1.25	to	1.30	1.69	to	1.75
2019	6,882,684	8.50	to	22.57	59,970,999	2.04	1.25	to	1.30	24.30	to	24.36
2018	7,480,324	6.84	to	18.15	52,399,961	1.77	1.25	to	1.30	(11.16)	to	(11.12)
2017	8,104,482	7.70	to	20.42	63,876,061	1.81	1.25	to	1.30	14.30	to	14.36
MML Managed Bond Division
2021	1,390,126	5.01	to	9.13	7,070,994	3.14	1.25	to	1.30	(0.49)	to	(0.44)
2020	1,481,684	5.04	to	9.17	7,572,162	0.09	1.25	to	1.30	6.32	to	6.37
2019	1,647,672	4.74	to	8.62	7,907,113	3.64	1.25	to	1.30	8.39	to	8.45
2018	1,842,795	4.37	to	7.95	8,204,983	3.45	1.25	to	1.30	(1.73)	to	(1.68)
2017	2,060,335	4.45	to	8.08	9,323,746	3.15	1.25	to	1.30	3.35	to	3.40
MML U.S. Government Money Market Division
2021	1,176,920	1.72	to	2.44	2,056,720	-	1.25	to	1.30	(1.29)	to	(1.24)
2020	1,305,035	1.74	to	2.47	2,340,089	0.19	1.25	to	1.30	(1.06)	to	(1.01)
2019	1,024,568	1.76	to	2.49	1,872,371	1.70	1.25	to	1.30	0.40	to	0.45
2018	1,075,883	1.75	to	2.48	1,962,102	1.31	1.25	to	1.30	0.02	to	0.07
2017	1,314,945	1.75	to	2.48	2,382,948	0.36	1.25	to	1.30	(0.93)	to	(0.89)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
[2]	The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts.
[4]	See Note 2 to the financial statements for the previous name of this division.
F-11

Notes To Financial Statements (Continued)

8.      FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge	This charge is equal, on an annual basis, to 1.15% - 1.25% of the daily value of the assets invested in each fund.
This charge is assessed through reduction in unit values.
Administrative Charge	This charge is equal, on an annual basis, to 0.00% - 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through reduction in unit values.
Annual Administrative Charge	$30 - $35 per contract year.
This charge is assessed through the redemption of units.
Contingent Deferred Sales Charge	0.00% - 11.00%
This charge is assessed through the redemption of units.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 8, 2022, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2021 and 2020 and

for the years ended December 31, 2021, 2020 and 2019

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors and Policyholders

Massachusetts Mutual Life Insurance Company:

Opinions

We have audited the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in surplus, and cash flows for the three-year period ended December 31, 2021, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the statutory financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the three-year period ended December 31, 2021 in accordance with the statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 of the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the

KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

February 25, 2022

2

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of
	December 31,
	2021	2020
	(In Millions)
Assets:
Bonds	$124,287	$114,684
Preferred stocks	555	470
Common stocks – subsidiaries and affiliates	24,640	19,895
Common stocks – unaffiliated	1,277	1,192
Mortgage loans	26,345	26,078
Policy loans	16,120	15,597
Real estate	395	362
Partnerships and limited liability companies	12,545	9,534
Derivatives	16,379	21,076
Cash, cash equivalents and short-term investments	5,943	5,738
Other invested assets	1,286	1,503
Total invested assets	229,772	216,129
Investment income due and accrued	3,584	3,859
Federal income taxes	55	-
Net deferred income taxes	710	509
Other than invested assets	4,686	3,996
Total assets excluding separate accounts	238,807	224,493
Separate account assets	76,160	75,966
Total assets	$314,967	$300,459

Liabilities and Surplus:
Policyholders’ reserves	$138,269	$125,167
Liabilities for deposit-type contracts	17,041	14,580
Contract claims and other benefits	797	726
Policyholders’ dividends	1,828	1,708
General expenses due or accrued	1,385	1,253
Federal income taxes	-	670
Asset valuation reserve	6,414	5,205
Repurchase agreements	2,802	4,006
Commercial paper	250	250
Collateral	6,158	5,551
Derivatives	10,877	17,349
Funds held under coinsurance	19,255	17,929
Other liabilities	6,900	5,772
Total liabilities excluding separate accounts	211,976	200,166
Separate account liabilities	76,012	75,966
Total liabilities	287,988	276,132
Surplus	26,979	24,327
Total liabilities and surplus	$314,967	$300,459

See accompanying notes to statutory financial statements

3

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Revenue:
Premium income	$19,891	$10,323	$22,781
Net investment income	8,845	8,752	7,693
Fees and other income	1,253	3,726	1,381
Total revenue	29,989	22,801	31,855
Benefits, expenses and other deductions:
Policyholders’ benefits	11,513	24,784	24,573
Change in policyholders’ reserves	11,649	(10,003)	1,138
General insurance expenses	2,269	2,394	2,391
Commissions	1,224	1,091	1,067
State taxes, licenses and fees	326	275	271
Other deductions	810	1,626	298
Total benefits, expenses and other deductions	27,791	20,167	29,738
Net gain from operations before dividends and federal income taxes	2,198	2,634	2,117
Dividends to policyholders	1,808	1,697	1,671
Net gain from operations before federal income taxes	390	937	446
Federal income tax expense (benefit)	72	135	(15)
Net gain from operations	318	802	461
Net realized capital losses	(534)	(586)	(37)
Net (loss) gain	$(216)	$216	$424

See accompanying notes to statutory financial statements

4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Surplus, beginning of year	$24,327	$18,893	$15,610
Net increase/(decrease) due to:
Net (loss) income	(216)	216	424
Change in net unrealized capital gains, net of tax	3,366	1,422	3,433
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(673)	1,010	282
Change in other net deferred income taxes	544	(23)	(55)
Change in nonadmitted assets	20	50	747
Change in asset valuation reserve	(1,209)	(535)	(1,363)
Change in reserve valuation basis	-	(48)	-
Change in surplus notes	841	1,537	(33)
Change in minimum pension liability	21	111	(68)
Prior period adjustments	31	33	(70)
Deferred gain on reinsurance transactions	-	1,665	-
Other	(73)	(4)	(14)
Net increase (decrease)	2,652	5,434	3,283
Surplus, end of year	$26,979	$24,327	$18,893

See accompanying notes to statutory financial statements

5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Cash from operations:
Premium and other income collected	$20,237	$20,788	$24,250
Net investment income	9,238	7,281	8,303
Benefit payments	(11,349)	(24,243)	(24,526)
Net transfers from separate accounts	1,129	4,020	5,814
Commissions and other expenses	(4,557)	(3,911)	(3,816)
Dividends paid to policyholders	(1,688)	(1,674)	(1,700)
Federal and foreign income taxes (paid) recovered	(849)	142	552
Net cash from operations	12,161	2,403	8,877

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	37,911	23,128	22,233
Preferred and common stocks – unaffiliated	584	547	839
Common stocks – affiliated	45	8	5
Mortgage loans	4,889	4,098	2,418
Real estate	75	1	192
Partnerships and limited liability companies	1,629	1,051	1,207
Derivatives	(490)	1,855	996
Other	198	542	(995)
Total investment proceeds	44,841	31,230	26,895
Cost of investments acquired:
Bonds	(47,343)	(38,209)	(25,867)
Preferred and common stocks – unaffiliated	(515)	(321)	(1,443)
Common stocks – affiliated	(3,966)	(2,003)	(204)
Mortgage loans	(5,170)	(4,293)	(6,211)
Real estate	(174)	(120)	(120)
Partnerships and limited liability companies	(4,033)	(1,847)	(1,368)
Derivatives	(66)	(428)	(302)
Other	86	78	(81)
Total investments acquired	(61,181)	(47,143)	(35,596)
Net increase in policy loans	(522)	(872)	(852)
Net cash used in investing activities	(16,862)	(16,785)	(9,553)

Cash from financing and miscellaneous sources:
Net deposits (withdrawals) on deposit-type contracts	2,359	(1,031)	868
Cash provided (applied to) by surplus note issuance	607	697	(39)
Change in repurchase agreements	(1,204)	172	(935)
Change in collateral	574	2,270	550
Other cash provided (used)	2,570	14,219	(293)
Net cash from financing and miscellaneous sources	4,906	16,327	151
Net change in cash, cash equivalents and short-term investments	205	1,945	(525)
Cash, cash equivalents and short-term investments:
Beginning of year	5,738	3,793	4,318
End of year	$5,943	$5,738	$3,793

See accompanying notes to statutory financial statements

6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance (DI), individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), MassMutual Strategic Distributors (MMSD), Digital Direct to Consumer and Business to Business (DTC&B2B), Institutional Solutions (IS) and Worksite distribution channels.

MMFA is a sales force that includes financial professionals that operate in the U.S. MMFA sells individual life, individual annuities, long-term care (LTC) and DI. The Company’s MMSD channel sells life insurance, disability, annuity, and hybrid life and LTC solutions through a network of third-party distribution partners. The Company’s DTC&B2B distribution channel sells individual life and supplemental health insurance primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group annuities, group life and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life, critical illness, accident insurance and executive variable life and disability, through the workplace.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. GAAP. The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
•	Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•	Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities

Policyholders’ liabilities

•	Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
7

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital gains (losses)

•	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses)
•	The overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset
•	Surplus notes are reported in surplus, whereas U.S. GAAP reports these notes as liabilities
•	Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

Other

•	Assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are
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presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2021 and 2020, corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2021 and 2020
	Increase (Decrease) to:
	Prior		Current		Asset
	Years’		Year		or Liability
	Net Income		Surplus		Balances
	(In Millions)
	2021	2020	2021	2020	2021	2020
Common stocks -subsidiaries and affiliates(1)	$-	$-	$(2)	$(35)	$(2)	$(35)
Net deferred income taxes(1)	-	-	50	8	50	8
Policyholders’ reserves	(12)	33	(12)	33	12	(33)
Other Liabilities	17	-	17	-	(17)	-
Liabilities for deposit-type contracts	26	-	26	-	(26)	-
Total	$31	$33	$79	$6	$17	$(60)

(1)	The change in common stocks subsidiaries and affiliates and net deferred income taxes were recorded through surplus as a change in unrealized capital losses, net of tax.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

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The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

On May 28, 2021, the Company, through a wholly owned subsidiary, Glidepath Holdings Inc. (Glidepath), acquired Great American Life Insurance Company and other subsidiaries and affiliated entities (GALIC) for $3,570 million in cash. GALIC primarily offers traditional fixed and fixed indexed annuity products.

In December 2020, MassMutual contributed its ownership in MassMutual Asset Finance (MMAF), LLC and MML Management LLC, wholly owned subsidiaries with a combined carrying value of $1,602 million, to MM Investment Holding (MMIH), a wholly owned subsidiary, in an affiliated transaction and therefore no gain or loss was recognized on the transaction. There was no impact to surplus.

Common stocks of unconsolidated subsidiaries, primarily MassMutual Holding LLC (MMHLLC), Glidepath and MM Investment Holding (MMIH), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. generally accepted accounting principles (U.S. GAAP) equity value less adjustments for the limited statutory basis of accounting related to foreign insurance subsidiaries and controlled affiliates entities as well as an adjustment of $612 million as of December 31, 2021 for a portion of its noncontrolling interests (NCI). Glidepath is valued on it is underlying GAAP equity with adjustment to recognize its investment in GALIC based on GALIC’s underlying statutory surplus, adjusted for any unamortized goodwill that would have been recognized under the statutory purchase method. Operating results, less dividends declared, for MMHLLC, Glidepath and MMIH are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC, Glidepath and MMIH are recorded in net investment income when declared and are limited to MMHLLC, Glidepath and MMIH’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5c. "Common stocks - subsidiaries and affiliates" for further information on the valuation of MMHLLC.

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f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in net realized capital (losses) gains.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks, net of encumbrances. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

j.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

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The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

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o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

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r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual (VM)-20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

On January 1, 2020, the Company transitioned from Actuarial Guideline 43 to VM-21 for valuing guaranteed living benefits on certain annuity products for statutory reserves.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Certain individual variable annuity and fixed annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed lifetime withdrawal benefits (GLWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statements of Operations.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

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Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 58% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2021 and 61% as of December 31, 2020.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

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The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards granted 2016 and after. For PRS awards granted prior to 2016, awards vest on a pro-rata basis with immediate settlement.

At the time of retirement, for awards granted beginning in 2016, both PRS and PSAR vest according to the original grant terms. For awards granted prior to 2016, unvested awards immediately vest on an accelerated basis with a two-year exercise period for PSARs, and a pro-rata basis with immediate settlement for PRS.

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The phantom share price is determined as the greater of the share price calculated using management basis core operating income or the share price calculated using management basis equity. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, liabilities for employee benefits and accrued separate account transfers.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.	New accounting standards

Adoption of new accounting standards

In July 2020, the NAIC adopted modifications to Statements of Statutory Accounting Principles (SSAP) No. 26R, Bonds, effective January 1, 2021. The modifications apply similar reporting for gains or losses due to a tender offer as previously adopted for calls. The difference between consideration and par is recognized as net investment income, while any difference between book value and par is recognized as realized gain or loss. The modifications did not have a material effect on the Company’s financial statements.

In July 2020, the NAIC adopted modifications to SSAP No. 32, Preferred Stock, effective January 1, 2021. The modifications define carrying value of redeemable preferred stock as amortized cost for NAIC 1-3 designations, the lower of amortized cost or fair value for NAIC 4-6 designations, and new fair value measurement for perpetual and mandatorily convertible preferred stock. They clarify when failure to meet certain dividends or redemption payments could trigger an impairment assessment that preferred shares issued by joint ventures are included in the scope of this guidance, and clarifies scope related to sinking fund schedules, mandatory conversions, and various other features. They also clarify fair value would be capped by any currently effective call price. The revisions impacted the Company’s current unaffiliated and affiliated perpetual preferred stock investments. The modifications did not have a material effect on the Company’s financial statements.

In March 2021, the NAIC adopted modifications to SSAP No. 26R, Bonds, effective January 1, 2021. The modifications expand the called bond disclosures to also include bonds terminated early through a tender offer. The modifications did not have a material effect on the Company’s financial statements.

In March 2021, the NAIC adopted modifications to SSAP No. 26R, Bonds, effective January 1, 2021. The modifications clarify that perpetual bonds are within scope. Perpetual bonds shall be reported at fair value regardless of NAIC designation, not to exceed any current effective call price. For perpetual bonds with an effective call option, any applicable premium shall be amortized to the next effective call date. For perpetual bonds purchased at a discount, any applicable discount shall be accreted utilizing the yield-to-worst concept. The modifications did not have a material effect on the Company’s financial statements.

In May 2021, the NAIC adopted modifications to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, effective May 20, 2021. The modifications clarify that cryptocurrencies do not meet the definition of cash, cash equivalents and short-term investments and therefore should be non-admitted assets if held directly by an insurer. The modifications did not have a material effect on the Company’s financial statements.

Future adoption of new accounting standards

In November 2021, the NAIC adopted modifications to SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications require investments in residual tranches to be reported on Schedule BA as Other Invested Assets. Residual tranches will be carried at the lower of amortized cost or fair value, with changes in value recorded as unrealized gains or losses. The modifications are not expected to have a material effect on the Company’s financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2021
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U.S. government and agencies	$4,125	$4,769	$-	$4,769	$-
All other governments	1,844	1,969	-	1,908	61
States, territories and possessions	297	350	-	350	-
Political subdivisions	442	504	-	504	-
Special revenue	4,741	5,582	-	5,573	9
Industrial and miscellaneous	106,290	112,386	36	55,849	56,501
Parent, subsidiaries and affiliates	6,548	6,586	-	43	6,543
Preferred stocks	555	669	42	-	627
Common stocks - subsidiaries and affiliates	390	390	137	-	253
Common stocks - unaffiliated	1,277	1,277	524	-	753
Mortgage loans - commercial	21,536	22,259	-	-	22,259
Mortgage loans - residential	4,809	4,849	-	-	4,849
Derivatives:
Interest rate swaps	15,004	16,234	-	16,234	-
Options	321	321	15	306	-
Currency swaps	948	948	-	948	-
Forward contracts	68	68	-	68	-
Credit default swaps	-	1	-	1	-
Financial futures	38	38	38	-	-
Cash, cash equivalents and short-term investments	5,943	5,943	1,453	4,490	-
Separate account assets	76,160	76,160	52,405	21,861	1,894
Financial liabilities:
GICs	13,832	13,828	-	-	13,828
Group annuity contracts and other deposits	1,755	1,812	-	-	1,812
Individual annuity contracts	12,109	14,581	-	-	14,581
Supplementary contracts	1,167	1,168	-	-	1,168
Repurchase agreements	2,802	2,802	-	2,802	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	10,598	11,431	-	11,431	-
Options	4	4	4	-	-
Currency swaps	200	200	-	200	-
Forward contracts	69	69	-	69	-
Credit default swaps	1	2	-	2	-
Financial futures	5	5	5	-	-

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $24,250 million.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2020
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U.S. government and agencies	$4,438	$5,351	$-	$5,351	$-
All other governments	1,848	2,121	-	2,034	87
States, territories and possessions	424	498	-	498	-
Political subdivisions	431	507	-	507	-
Special revenue	6,241	7,257	-	7,247	10
Industrial and miscellaneous	94,990	103,560	110	57,947	45,503
Parent, subsidiaries and affiliates	6,312	6,409	-	-	6,409
Preferred stocks	470	516	1	-	515
Common stocks - subsidiaries and affiliates	361	361	172	-	189
Common stocks - unaffiliated	1,192	1,192	780	-	412
Mortgage loans - commercial	22,216	23,150	-	-	23,150
Mortgage loans - residential	3,862	3,885	-	-	3,885
Derivatives:
Interest rate swaps	20,081	22,591	-	22,591	-
Options	411	411	64	347	-
Currency swaps	517	517	-	517	-
Forward contracts	62	62	-	62	-
Credit default swaps	-	2	-	2	-
Financial futures	5	5	5	-	-
Cash, cash equivalents and short-term investments	5,738	5,738	272	5,466	-
Separate account assets	75,966	75,966	51,281	22,851	1,834
Financial liabilities:
GICs	11,464	11,807	-	-	11,807
Group annuity contracts and other deposits	1,736	1,892	-	-	1,892
Individual annuity contracts	9,764	12,473	-	-	12,473
Supplementary contracts	1,129	1,130	-	-	1,130
Repurchase agreements	4,006	4,006	-	4,006	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	16,134	16,843	-	16,843	-
Options	8	8	8	-	-
Currency swaps	864	864	-	864	-
Forward contracts	279	279	-	279	-
Credit default swaps	1	1	-	1	-
Financial futures	63	63	63	-	-

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $19,534 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as LIBOR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset/liability management analysis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2021
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$2	$-	$2
Industrial and miscellaneous	45	248	187	480
Preferred stocks	43	-	18	61
Common stocks - subsidiaries and affiliates	137	-	253	390
Common stocks - unaffiliated	524	-	753	1,277
Derivatives:
Interest rate swaps	-	15,004	-	15,004
Options	15	306	-	321
Currency swaps	-	948	-	948
Forward contracts	-	68	-	68
Credit default swaps	-	1	-	1
Financial futures	38	-	-	38
Separate account assets	52,405	21,861	1,894	76,160
Total financial assets carried at fair value	$53,207	$38,438	$3,105	$94,750

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$10,598	$-	$10,598
Options	4	-	-	4
Currency swaps	-	200	-	200
Forward contracts	-	69	-	69
Credit default swaps	-	1	-	1
Financial futures	5	-	-	5
Total financial liabilities carried at fair value	$9	$10,868	$-	$10,877

For the year ended December 31, 2021 and the year ended December 31, 2020, the Company did not have any financial instruments that were carried at net asset value as a practical expedient.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2020
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$2	$-	$2
Industrial and miscellaneous	110	221	112	443
Preferred stocks	-	-	18	18
Common stocks - subsidiaries and affiliates	172	-	189	361
Common stocks - unaffiliated	780	-	412	1,192
Derivatives:
Interest rate swaps	-	20,081	-	20,081
Options	64	347	-	411
Currency swaps	-	517	-	517
Forward contracts	-	62	-	62
Credit default swaps	-	2	-	2
Financial futures	5	-	-	5
Separate account assets	51,281	22,851	1,834	75,966
Total financial assets carried at fair value	$52,412	$44,083	$2,565	$99,060

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$16,134	$-	$16,134
Options	8	-	-	8
Currency swaps	-	864	-	864
Forward contracts	-	279	-	279
Credit default swaps	-	1	-	1
Financial futures	63	-	-	63
Total financial liabilities carried at fair value	$71	$17,278	$-	$17,349

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit−related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

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The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/21										Balance as of 12/31/21
								Transfers
								In	Out	Other
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$112	$(21)	$4	$-	$99	$-	$(1)	$-	$(1)	$(5)	$187
Preferred stocks	18	-	(1)	-	-	-	-	-	-	1	18
Common stocks - subsidiaries and affiliates	189	1	(376)	23	422	-	(6)	-	-	-	253
Common stocks - unaffiliated	412	8	115	244	3	(26)	(3)	-	-	-	753
Separate account assets	1,834	15	-	363	-	(294)	-	2	(26)	-	1,894
Total financial assets	$2,565	$3	$(258)	$630	$524	$(320)	$(10)	$2	$(27)	$(4)	$3,105

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/20										Balance as of 12/31/20
								Transfers
								In	Out	Other
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$111	$(2)	$(16)	$4	$11	$-	$(2)	$2	$(28)	$32	$112
Preferred stocks	13	-	(13)	7	2	-	-	-	-	9	18
Common stocks - subsidiaries and affiliates	120	-	18	41	15	-	(4)	-	-	(1)	189
Common stocks - unaffiliated	268	18	19	118	30	(6)	(36)	1	-	-	412
Separate account assets	966	50	1	836	-	(19)	-	-	-	-	1,834
Total financial assets	$1,478	$66	$9	$1,006	$58	$(25)	$(42)	$3	$(28)	$40	$2,565

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

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5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2021
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4,125	$656	$12	$4,769
All other governments	1,844	144	19	1,969
States, territories and possessions	297	53	-	350
Political subdivisions	442	62	-	504
Special revenue	4,741	845	4	5,582
Industrial and miscellaneous	106,290	6,742	642	112,390
Parent, subsidiaries and affiliates	6,548	57	19	6,586
Total	$124,287	$8,559	$696	$132,150

The December 31, 2021 gross unrealized losses exclude $74 million of losses included in the carrying value. These losses include $73 million from NAIC Class 6 bonds and $1 million from residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2020
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4,438	$914	$1	$5,351
All other governments	1,848	274	1	2,121
States, territories and possessions	424	74	-	498
Political subdivisions	431	76	-	507
Special revenue	6,241	1,020	4	7,257
Industrial and miscellaneous	94,990	9,122	552	103,560
Parent, subsidiaries and affiliates	6,312	97	-	6,409
Total	$114,684	$11,577	$558	$125,703

The December 31, 2020 gross unrealized losses exclude $72 million of losses included in the carrying value. These losses include $70 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2021		2020
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)

1	Aaa/ Aa/ A	$62,714	50%	$58,267	51%
2	Baa	49,437	40	45,426	40
3	Ba	5,401	4	4,830	4
4	B	3,409	3	3,082	3
5	Caa and lower	2,513	2	2,558	2
6	In or near default	813	1	521	-
	Total	$124,287	100%	$114,684	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

December 31,
	2021				2020
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)

1	$584	88%	$1,672	76%	$1,520	90%	$1,993	75%
2	12	2	115	5	167	10	173	6
3	25	4	213	10	-	-	275	10
4	13	2	97	4	-	-	95	4
5	29	4	75	3	-	-	54	2
6	2	-	42	2	-	-	87	3
	$665	100%	$2,214	100%	$1,687	100%	$2,677	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2021 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)

Due in one year or less	$5,874	$5,900
Due after one year through five years	22,160	22,806
Due after five years through ten years	37,050	38,622
Due after ten years	59,203	64,822
Total	$124,287	$132,150

29

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Proceeds from sales	$21,687	$15,457	$13,979
Gross realized capital gains from sales	406	1,416	256
Gross realized capital losses from sales	(135)	(251)	(96)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2021
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$740	$5	5	$74	$7	6
All other governments	240	7	21	166	13	10
States, territories and possessions	-	-	2	6	-	1
Political subdivisions	1	-	2	-	-	-
Special revenue	205	3	22	32	1	23
Industrial and miscellaneous	16,855	315	1,408	6,122	400	647
Parent, subsidiaries and affiliates	580	10	3	316	9	1
Total	$18,621	$340	1,463	$6,716	$430	688

The December 31, 2021 gross unrealized losses include $74 million of losses included in the carrying value. These losses include $73 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

30

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2020
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$65	$1	7	$-	$-	2
All other governments	72	1	6	10	-	1
States, territories and possessions	2	-	1	-	-	-
Special revenue	342	3	35	14	1	9
Industrial and miscellaneous	9,956	447	872	4,540	177	412
Parent, subsidiaries and affiliates	134	-	1	85	-	1
Total	$10,571	$452	922	$4,649	$178	425

The December 31, 2020 gross unrealized losses include $72 million of losses included in the carrying value. These losses include $70 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2021 and 2020, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2021, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $8,162 million. Securities in an unrealized loss position for less than 12 months had a fair value of $6,285 million and unrealized losses of $66 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,877 million and unrealized losses of $134 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2020, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $6,979 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,970 million and unrealized losses of $206 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $3,009 million and unrealized losses of $86 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2021 or 2020, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $10 million as of December 31, 2021 and December 31, 2020.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ’scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

31

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2021, RMBS had a total carrying value of $2,068 million and a fair value of $2,154 million, of which approximately 16%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $975 million and a fair value of $1,025 million. As of December 31, 2020, RMBS had a total carrying value of $2,561 million and a fair value of $2,670 million, of which approximately 11%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,006 million and a fair value of $1,062 million.

During the year ended December 31, 2021, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2021, total leveraged loans and leveraged loan CDOs had a carrying value of $19,707 million and a fair value of $19,842 million, of which approximately 78%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2020, total leveraged loans and leveraged loan CDOs had a carrying value of $17,173 million and a fair value of $17,286 million, of which approximately 78%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $ 2,678 million and fair value of $ 2,689 million as of December 31, 2021 and a carrying value of $ 2,670 million and fair value of $ 2,731 million as of December 31, 2020.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2021	2020
	(In Millions)

Carrying value	$555	$470
Gross unrealized gains	115	47
Fair value	$670	$517

As of December 31, 2021, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $37 million in three issuers, $11 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2020, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $12 million in 3 issuers, $5 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2021 or 2020.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $409 million as of December 31, 2021 and $422 million as of December 31, 2020.

32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended
	December 31,
	2021	2020	2019
	(In Millions)

Total revenue	$682	$674	$792
Net income	106	114	130
Assets	14,270	14,489	13,463
Liabilities	12,636	12,750	11,728
Shareholder’s equity	1,634	1,739	1,735

MMHLLC, a wholly-owned subsidiary of MassMutual, is the parent of subsidiaries that include Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

The MMHLLC statutory carrying value was $17.2 billion, which included $58 million of nonadmitted asset adjustments as of December 31, 2021 and $16.2 billion as of December 31, 2020, which included no nonadmitted asset adjustments.

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended
	December 31,
	2021			2020			2019
	(In Billions)
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total

Total revenue	$4.9	$-	$4.9	$3.2	$-	$3.2	$3.6	$5.2	$8.8
Net income	1.7	-	1.7	0.7	-	0.7	0.9	3.5	4.4
Assets	25.5	-	25.5	24.9	-	24.9	22.9	-	22.9
Liabilities	7.6	-	7.6	8.4	-	8.4	8.3	-	8.3
Member’s equity	17.9	-	17.9	16.5	-	16.5	14.6	-	14.6

MMHLLC paid $1,200 million in dividends to MassMutual for the year ended December 31, 2021, $1,000 million of which were declared in 2020. MMHLLC paid $266 million in dividends for the year ended December 31, 2020, $200 million of which were declared in 2019.

MMHLLC declared an additional $344 million in dividends to MassMutual for the year ended December 31, 2021.

MassMutual contributed capital of $389 million to MMHLLC for the year ended December 31, 2021.

33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual contributed capital of $1,948 million to MMHLLC for the year ended December 31, 2020, of which $1,884 million was used for the Rothesay additional investment. On December 1, 2020, MassMutual purchased, through an indirect, wholly owned subsidiary, an additional investment in Rothesay Holdco UK Limited (RHUK) for $1,875 million. RHUK wholly owns Rothesay Life. The purchase increased MassMutual’s indirect ownership in Rothesay Life from 24.9% to 48.9%.

In 2021, C.M. Life paid $173 million in dividends to MassMutual and $173 million in 2020.

On May 28, 2021, the Company, through a wholly owned subsidiary, Glidepath, acquired GALIC for $3,570 million in cash. GALIC primarily offers traditional fixed and fixed indexed annuity products.

The Glidepath statutory carrying value was $3.6 billion as of December 31, 2021.

Summarized below is certain U.S. GAAP financial information for Glidepath as of December 31, 2021 and for the period from May 28, 2021 to December 31, 2021 (in billions):

Total revenue	$0.6
Net loss	(0.1)
Assets	50.3
Liabilities	46.9
Member’s equity	3.4

In December 2020, MassMutual contributed its ownership in MMAF and MML Management LLC, wholly owned subsidiaries with a combined carrying value of $1,602 million, to MMIH, a wholly owned subsidiary, in an affiliated transaction and therefore no gain or loss was recognized on the transaction. There was no impact to surplus.

Summarized below is certain U.S. GAAP financial information for MMIH:

	As of and for the Years Ended
	December 31,
	2021	2020	2019
	(In Billions)
Total revenue	$0.3	$0.3	$-
Net income	0.1	0.1	-
Assets	8.8	9.0	-
Liabilities	7.0	7.4	-
Member’s equity	1.8	1.6	-

On May 24, 2019, an indirectly wholly owned subsidiary of MassMutual, MM Asset Management Holding LLC (MMAMH) executed the sale of its retail asset management affiliate, Oppenheimer Acquisition Corp. (OAC), to Invesco Ltd (Invesco), a global asset manager. Under the terms of the sale, MMAMH and OAC employee shareholders received 81.8 million of Invesco common shares and $4.0 billion in perpetual, non-cumulative preference shares with a fixed cash dividend rate of 5.9%. MMAMH is a directly wholly owned subsidiary of MMHLLC. In turn, at the time of the transaction, MMAMH received a 15.7% common equity interest in post transaction Invesco and MMAMH entered into a shareholder agreement pursuant to which MMAMH has customary minority shareholder rights, including the appointment of a director to Invesco’s board of directors. MassMutual’s investment in MMHLLC was

34

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

increased from the impact of this sale through change in unrealized capital gains of $3,361 million, with an approximate net increase to surplus of $2,500 million.

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,634 million as of December 31, 2021 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. "Related party transactions".

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2021	2020
	(In Millions)

Adjusted cost basis	$983	$979
Gross unrealized gains	312	254
Gross unrealized losses	(18)	(41)
Carrying value	$1,277	$1,192

As of December 31, 2021, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $271 million in 134 issuers, $243 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2020, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $206 million in 112 issuers, $131 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2021 or 2020.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $158 million as of December 31, 2021 and $119 million as of December 31, 2020.

35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2021 and 2020, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2021 or 2020.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31, 2021		December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$21,419	$22,141	$22,116	$23,048
Mezzanine loans	117	118	100	102
Total commercial mortgage loans	21,536	22,259	22,216	23,150

Residential mortgage loans:
FHA insured and VA guaranteed	4,107	4,138	3,127	3,158
Other residential loans	702	711	735	727
Total residential mortgage loans	4,809	4,849	3,862	3,885
Total mortgage loans	$26,345	$27,108	$26,078	$27,035
36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2021
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)

Office	$7,047	$130	$-	$7,177	33%
Apartments	5,626	91	175	5,892	27
Industrial and other	3,572	26	27	3,625	17
Retail	2,554	-	14	2,568	12
Hotels	2,087	119	68	2,274	11
Total	$20,886	$366	$284	$21,536	100%

More than 97% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81% for the year ended December 31, 2021. As of December 31, 2020, the loan-to-value ratios of 99% of the Company’s commercial mortgage loans were less than 81%.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2021
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$7,453	$10,028	$3,525	$304	$109	$21,419
Mezzanine loans	-	42	75	-	-	117
Total commercial mortgage loans	7,453	10,070	3,600	304	109	21,536
Residential mortgage loans:
FHA insured and VA guaranteed	4,107	-	-	-	-	4,107
Other residential loans	2	581	119	-	-	702
Total residential mortgage loans	4,109	581	119	-	-	4,809
Total mortgage loans	$11,562	$10,651	$3,719	$304	$109	$26,345

	December 31, 2020
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$7,372	$10,257	$3,915	$475	$97	$22,116
Mezzanine loans	-	20	80	-	-	100
Total commercial mortgage loans	7,372	10,277	3,995	475	97	22,216
Residential mortgage loans:
FHA insured and VA guaranteed	3,128	-	-	-	-	3,128
Other residential loans	2	711	21	-	-	734
Total residential mortgage loans	3,130	711	21	-	-	3,862
Total mortgage loans	$10,502	$10,988	$4,016	$475	$97	$26,078
37

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 100.0% as of December 31, 2021 and 81.2% as of December 31, 2020.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2021
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$4,809	52%
New York	2,057	55%
United Kingdom	2,486	49%
Texas	1,954	57%
Illinois	1,598	67%
Washington	1,139	50%
District of Columbia	1,051	56%
All other	6,442	55%
Total commercial mortgage loans	$21,536	55%

All other consists of 30 jurisdictions, with no individual exposure exceeding $889 million.

	December 31, 2020
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$5,115	50%
New York	2,342	52%
United Kingdom	2,123	50%
Illinois	1,990	62%
Texas	1,920	57%
Washington	1,125	49%
District of Columbia	1,127	55%
All other	6,474	56%
Total commercial mortgage loans	$22,216	54%

All other consists of 29 jurisdictions, with no individual exposure exceeding $900 million.

38

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	Years Ended December 31
	2021		2020

	Low	High	Low	High

Commercial mortgage loans	1.6%	9.0%	1.9%	9.3%
Residential mortgage loans	2.7%	10.0%	2.9%	9.3%
Mezzanine mortgage loans	3.3%	6.6%	3.5%	6.6%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2021		2020

	Low	High	Low	High

Commercial mortgage loans	1.6%	5.9%	1.9%	7.4%
Residential mortgage loans	2.8%	8.5%	3.6%	5.4%
Mezzanine mortgage loans	3.3%	5.9%	3.5%	6.6%

As of December 31, 2021, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2021 and as of December 31, 2020:

	December 31, 2021
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$48	$51	$105	$-	$-
Total	48	51	105	-	-
Total impaired commercial mortgage loans	$48	$51	$105	$-	$-
39

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2020
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$63	$82	$103	$-	$2
Total	63	82	103	-	2
Total impaired commercial mortgage loans	$63	$82	$103	$-	$2

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2021 or 2020. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $1,279 million as of December 31, 2021 and $1,249 million as of December 31, 2020.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2021	2020
	(In Millions)

Held for the production of income	$1,755	$1,828
Accumulated depreciation	(846)	(781)
Encumbrances	(892)	(950)
Held for the production of income, net	17	97

Occupied by the Company	641	512
Accumulated depreciation	(263)	(247)
Occupied by the Company, net	378	265
Total real estate	$395	$362

Depreciation expense on real estate was $91 million for the year ended December 31, 2021, $85 million for the year ended December 31, 2020 and $91 million for the year ended December 31, 2019.

40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,	December 31,
	2021	2020
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$2,474	$2,430
Common stocks - unaffiliated	3,252	2,554
Real estate	1,907	1,360
Bonds/preferred stock	1,139	1,140
Other	1,579	594
Mortgage loans	1,676	895
Surplus notes	358	362
LIHTCs	160	199
Total	$12,545	$9,534

The Company held three affiliated partnerships and limited liability companies in a loss position with accumulated losses of $52 million as of December 31, 2021, and three affiliated partnerships and limited liability companies in a loss position with accumulated losses of $3 million as of December 31, 2020.

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of $47 million for the year ended December 31, 2021 and $49 million for the year ended December 31, 2020. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.1% for future benefits of two years to 0.9% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $3 million of impairments for the year ended December 31, 2021.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2021 or December 31, 2020, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments subject to regulatory review for the years ended December 31, 2021 or 2020.

In 2021, the Company recognized a $411 million OTTI from one investment. In 2020, the Company recognized a $257 million OTTI from one investment.

In 2020, there was a decrease in carrying value of an affiliated partnership and LLC of $245 million, which included an OTTI of $257 million from one investment.

41

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $21,873 million as of December 31, 2021 and $15,989 million as of December 31, 2020, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments: including interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions,

42

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $5,369 million as of December 31, 2021 and $4,849 million as of December 31, 2020. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $230 million as of December 31, 2021 and $194 million as of December 31, 2020. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $579 million as of December 31, 2021 and $296 million as of December 31, 2020.

The Company had the right to rehypothecate or repledge securities totaling $717 million of the $5,369 million as of December 31, 2021 and $829 million of the $4,849 million as of December 31, 2020 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2021 or December 31, 2020.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2021
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$15,004	$112,580	$10,598	$123,919
Options	321	15,970	4	-
Currency swaps	948	12,662	200	5,363
Forward contracts	68	4,532	69	5,041
Credit default swaps	-	60	1	35
Financial futures	38	2,303	5	373
Total	$16,379	$148,107	$10,877	$134,731
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2020
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$20,081	$110,698	$16,134	$106,433
Options	411	17,234	8	53
Currency swaps	517	6,163	864	10,624
Forward contracts	62	4,793	279	9,009
Credit default swaps	-	5	1	95
Financial futures	5	373	63	2,595
Total	$21,076	$139,266	$17,349	$128,809

The average fair value of outstanding derivative assets was $16,833 million for the years ended December 31, 2021 and $25,764 million for the years ended December 31, 2020. The average fair value of outstanding derivative liabilities was $12,329 million for the years ended December 31, 2021 and $19,396 million for the years ended December 31, 2020.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,	December 31,
	2021	2020
	(In Millions)

Due after one year through five years	$95	$100
Total	$95	$100

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2021	2020
	(In Millions)

Open interest rate swaps in a fixed pay position	$112,400	$101,419
Open interest rate swaps in a fixed receive position	120,764	111,639
Other interest related swaps	3,335	4,073
Total interest rate swaps	$236,499	$217,131
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2021
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(451)	$458
Currency swaps	(25)	1,094
Options	(126)	74
Credit default swaps	2	-
Forward contracts	109	216
Financial futures	(315)	92
Total	$(806)	$1,934

	Year Ended
	December 31, 2020
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$465	$2,503
Currency swaps	196	(1,028)
Options	449	(111)
Credit default swaps	8	-
Forward contracts	(195)	(71)
Financial futures	381	50
Total	$1,304	$1,343
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2019
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$172	$(534)
Currency swaps	25	58
Options	(30)	(273)
Credit default swaps	13	-
Interest rate caps and floors	-	(6)
Forward contracts	228	(239)
Financial futures	524	(309)
Total	$932	$(1,303)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2021			December 31, 2020
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$16,379	$10,877	$5,502	$21,076	$17,349	$3,727
Due and accrued	1,093	1,769	(676)	1,030	1,607	(577)
Gross amounts offset	(12,429)	(12,429)	-	(17,273)	(17,273)	-
Net asset	5,043	217	4,826	4,833	1,683	3,150
Collateral posted	(6,873)	(1,503)	(5,370)	(6,381)	(1,532)	(4,849)
Net	$(1,830)	$(1,286)	$(544)	$(1,548)	$151	$(1,699)

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $2,802 million as of December 31, 2021 and $4,006 million as of December 31, 2020. As of December 31, 2021, the maturities of these agreements ranged from January 4, 2022 through February 7, 2022 and the interest rates ranged from 0.14% to 0.2%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $2,803 million as of December 31, 2021 and $4,008 million as of December 31, 2020.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Bonds	$4,437	$4,526	$4,417
Preferred stocks	17	22	38
Common stocks - subsidiaries and affiliates	717	1,243	503
Common stocks - unaffiliated	55	34	40
Mortgage loans	1,145	1,225	1,084
Policy loans	1,103	965	927
Real estate	162	91	128
Partnerships and LLCs	1,171	583	878
Derivatives	539	487	335
Cash, cash equivalents and short-term investments	61	93	78
Other	18	44	40
Subtotal investment income	9,425	9,313	8,468
Amortization of the IMR	150	111	11
Investment expenses	(730)	(672)	(786)
Net investment income	$8,845	$8,752	$7,693

47

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital (losses) gains

Net realized capital (losses), which include other-than-temporary impairments (OTTI) and are net of deferral to the IMR, comprised the following:

	Years Ended
	December 31,
	2021	2020	2019
	(In Millions)

Bonds	$199	$1,025	$56
Preferred stocks	9	(14)	-
Common stocks - subsidiaries and affiliates	10	1	1
Common stocks - unaffiliated	147	(89)	31
Mortgage loans	(7)	(72)	3
Real estate	24	(30)	33
Partnerships and limited liability companies	(413)	(73)	40
Derivatives	(806)	1,304	932
Other	7	(64)	3
Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	(830)	1,988	1,099
Net federal and state tax expense	(86)	(361)	(116)
Net realized capital (losses) gains before deferral to the IMR	(916)	1,627	983
Net after tax losses (gains) deferred to the IMR	382	(2,213)	(1,020)
Net realized capital (losses)	$(534)	$(586)	$(37)

The IMR liability balance was $1,552 million as of December 31, 2021 and $2,084 million as of December 31, 2020 and was included in other liabilities on the Statutory Statements of Financial Position.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Bonds	$(80)	$(140)	$(103)
Common stocks - unaffiliated	(11)	(80)	(8)
Mortgage loans	(17)	(40)	-
Partnerships and LLCs	(483)	(89)	(86)
Total OTTI	$(591)	(349)	(197)

The Company recognized OTTI of $7 million for the year ended December 31, 2021 and $9 million for the year ended December 31, 2020 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

48

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilized internally-developed models to determine less than 1% of the $80 million of bond OTTI for the year ended December 31, 2021, less than 1% of the $140 million of bond OTTI for the year ended December 31, 2020 and less than 1% of the $64 million of bond OTTI for the year ended December 31, 2019. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

49

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Federal income taxes

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020 and the Consolidated Appropriations Act (CAA), 2021 was signed into law on December 27, 2020. The CARES Act, among other things, permits net operating loss (NOL) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CAA extends and expands certain tax provisions of the CARES Act. The CARES Act as well as the CAA did not have a material effect on the financial statements.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,136	$372	$3,508
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	3,136	372	3,508
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	3,136	372	3,508
Total gross DTLs	(2,090)	(708)	(2,798)
Net admitted DTA(L)	$1,046	$(336)	$710

	December 31, 2020
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$2,836	$258	$3,094
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	2,836	258	3,094
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	2,836	258	3,094
Total gross DTLs	(2,114)	(471)	(2,585)
Net admitted DTA(L)	$722	$(213)	$509

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$300	$114	$414
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	300	114	414
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	300	114	414
Total gross DTLs	24	(237)	(213)
Net admitted DTA(L)	$324	$(123)	$201
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$89	$89
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	1,129	-	1,129
2. Adjusted gross DTA allowed per limitation threshold	3,938	-	3,938
Lesser of lines 1 or 2	1,129	-	1,129
Adjusted gross DTAs offset by existing DTLs	2,007	283	2,290
Total admitted DTA realized within 3 years	$3,136	$372	$3,508

	December 31, 2020
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$54	$54
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,056	-	1,056
2. Adjusted gross DTA allowed per limitation threshold	3,336	-	3,336
Lesser of lines 1 or 2	1,056	-	1,056
Adjusted gross DTAs offset by existing DTLs	1,780	204	1,984
Total admitted DTA realized within 3 years	$2,836	$258	$3,094

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$35	$35
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	73	-	73
2. Adjusted gross DTA allowed per limitation threshold	602	-	602
Lesser of lines 1 or 2	73	-	73
Adjusted gross DTAs offset by existing DTLs	227	79	306
Total admitted DTA realized within 3 years	$300	$114	$414
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2021	2020
	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	850%	928%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$26,256	$22,238

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2021
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	46%	-%	46%

	December 31, 2020
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	30%	-%	30%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	16%	-%	16%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

52

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Federal income tax expense (benefit) on operating earnings	$69	$133	$(18)
Foreign income tax expense on operating earnings	3	2	3
Total federal and foreign income tax expense (benefit) on operating earnings	72	135	(15)
Federal income tax expense (benefit) on net realized capital gains (losses) before impact of change in enacted legislation	43	359	116
Impact of change in enacted tax legislation on net realized
Total federal and foreign income tax expense (benefit)	$115	$494	$101
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2021	2020	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1,363	$1,191	$172
Policy acquisition costs	759	649	110
Nonadmitted assets	295	299	(4)
Pension and compensation related items	71	220	(149)
Policyholders’ dividends	208	193	15
Investment items	240	191	49
Expense items	67	56	11
Unrealized investment losses	-	10	(10)
Other	133	27	106
Total ordinary DTAs	3,136	2,836	300
Nonadmitted DTAs	-	-	-
Admitted ordinary DTAs	3,136	2,836	300

Capital
Unrealized investment losses	38	209	(171)
Expense items	18	-	18
Investment items	316	49	267
Total capital DTAs	372	258	114
Admitted capital DTAs	372	258	114

Admitted DTAs	3,508	3,094	414

DTLs:
Ordinary
Reserve items	284	356	(72)
Unrealized investment gains	926	830	96
Deferred and uncollected premium	281	258	23
Pension items	61	211	(150)
Investment items	200	234	(34)
Other	338	225	113
Total ordinary DTLs	2,090	2,114	(24)

Capital
Unrealized investment gains	546	471	75
Investment items	162	-	162
Total capital DTLs	708	471	237

Total DTLs	2,798	2,585	213

Net admitted DTA	$710	$509	$201
54

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Net DTA(L)	$201	$(599)	$125
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	343	576	(180)
Change in net deferred income taxes	$544	$(23)	$(55)

As of December 31, 2021, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
	21%	21%	21%

Provision computed at federal statutory rate	$(92)	$967	$324
Expense items	(38)	3	5
Foreign governmental income taxes	3	1	3
Investment items	(135)	(411)	(183)
Nonadmitted assets	4	11	(7)
Tax credits	(95)	(50)	(48)
Other	(76)	(4)	(72)
Total statutory income tax expense (benefit)	$(429)	$517	$22

Federal and foreign income tax expense	$115	$494	$101
Change in net deferred income taxes	(544)	23	55
Total statutory income tax expense (benefit)	$(429)	$517	$156

The Company made payments in the amount of $849 million in 2021 and received refunds in the amount of $141 million in 2020.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $61 million related to 2021, $430 million related to 2020, and $164 million related to 2019.

55

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2021	$217
Gross change related to positions taken in prior years	-
Gross change related to settlements	-
Gross change related to positions taken in current year	2
Gross change related to lapse of statutes of limitations	-
Balance, December 31, 2021	$219

Included in the liability for unrecognized tax benefits as of December 31, 2021, are $206 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2021 includes $9 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $3 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $20 million as of December 31, 2021 and $17 million as of December 31, 2020. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in the process of going to Appeals for 3 carryforward issues.   The IRS commenced its examination of years 2017-2018 in October 2020. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2021 and 2020, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third-party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,666 million as of December 31, 2021 and $2,420 million as of December 31, 2020.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The cash surrender value is allocated by the following investment categories:

	December 31,
	2021	2020

Bonds	33%	34%
Other invested assets	33	27
Stocks	19	20
Cash and short-term investments	13	17
Real estate	2	2
	100%	100%

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2021		2020
	Gross	Net	Gross	Net
	(In Millions)

Ordinary new business	$186	$119	$148	$77
Ordinary renewal	1,001	1,030	934	974
Group life	11	11	11	11
Total	$1,198	$1,160	$1,093	$1,062

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $71,636 million as of December 31, 2021 and $55,337 million as of December 31, 2020 for which gross premium was less than net premium.

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8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $859,865 million as of December 31, 2021 and $795,983 million as of December 31, 2020.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2021				2020
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)

Individual life	$69,910	2.5%	-	6.0%	$65,343	2.5%	-	6.0%
Group annuities	16,948	1.0%	-	11.8%	15,352	2.3%	-	11.8%
Individual universal and variable life	23,105	3.5%	-	6.0%	20,155	3.5%	-	6.0%
Individual annuities	18,300	1.0%	-	11.8%	15,259	2.3%	-	11.8%
Group life	5,958	2.5%	-	4.5%	5,471	2.5%	-	4.5%
Disabled life claim reserves	1,840	3.5%	-	6.0%	1,833	3.5%	-	6.0%
Disability active life reserves	1,760	3.5%	-	6.0%	1,342	3.5%	-	6.0%
Other	448	2.5%	-	6.0%	412	2.5%	-	6.0%
Total	$138,269				$125,167

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance. In 2019, certain corporate-owned life insurance and bank owned-life insurance policies were reclassified to individual as they did not meet the group classification qualifications.

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2021				2020
	Amount	Interest Rates			Amount	Interest Rates
	(In Millions)
GICs:
Note programs	$10,864	0.0%	-	5.6%	$8,803	0.4%	-	5.6%
Federal Home Loan Bank of Boston	1,505	0.8%	-	3.4%	1,686	0.8%	-	3.4%
Municipal contracts	1,463	0.2%	-	7.3%	975	0.4%	-	5.6%
Supplementary contracts	2,712	1.0%	-	11.3%	2,605	0.3%	-	7.0%
Dividend accumulations	472	3.0%	-	3.2%	482	3.0%	-	3.4%
Other deposits	25	4.0%	-	8.0%	29	4.0%	-	8.0%
Total	$17,041				$14,580
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Note program

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note program, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes are currently issued from the Company’s $16.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,511 million as of December 31, 2021. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $4,495 million as of December 31, 2021. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $75 million as of December 31, 2021 and $81 million as of December 31, 2020.

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $146 million as of December 31, 2021 and $137 million as of December 31, 2020. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. "Reinsurance". These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2021, the Company’s GICs by expected maturity year were as follows (in millions):

2022	$2,333
2023	1,953
2024	2,545
2025	1,415
2026	2,051
Thereafter	3,535
Total	$13,832

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2021	2020
	(In Millions)

Claim reserves, beginning of year	$2,118	$2,095
Less: Reinsurance recoverables	259	242
Net claim reserves, beginning of year	1,859	1,853

Claims paid related to:
Current year	(14)	(14)
Prior years	(336)	(349)
Total claims paid	(350)	(363)

Incurred related to:
Current year’s incurred	258	264
Current year’s interest	6	7
Prior year’s incurred	(5)	25
Prior year’s interest	72	76
Total incurred	331	372

Adjustments through surplus	27	(3)

Net claim reserves, end of year	1,867	1,859
Reinsurance recoverables	308	259
Claim reserves, end of year	$2,175	$2,118

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $5 million decrease in the prior years’ incurred claims for 2021 and the $25 million increase in the prior years’ incurred claims for 2020 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2021, claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2020 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2021	2020
	(In Millions)

Disabled life claim reserves	$1,840	$1,833
Accrued claim liabilities	26	27
Net claim reserves, end of year	$1,866	$1,860

d.	Additional liability for annuity contracts

Certain individual variable annuity and fixed index annuity products have additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GLWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company approved asset-allocation strategy. Election of these benefit guarantees is generally only available at contract issue.

The following shows the changes in the liabilities for GMDB, GMIB, GMAB and GLWB (in millions):

Liability as of January 1, 2020	$584
Incurred guarantee benefits	(366)
Paid guarantee benefits	(7)
Liability as of December 31, 2020	211
Incurred guarantee benefits	(166)
Paid guarantee benefits	(3)
Liability as of December 31, 2021	$42

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB, GMIB, GMAB and GLWB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2021			December 31, 2020
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$11,423	$41	66	$11,434	$36	65
GMIB Basic	674	4	71	705	11	70
GMIB Plus	1,565	158	68	1,494	185	67
GMAB	2,219	1	62	2,415	1	61
GLWB	136	6	73	146	7	72

As of December 31, 2021, the GMDB account value above consists of $4,830 million of Modco assumed within the separate accounts. As of December 31, 2020, the GMDB account value above consists of $4,402 million of Modco assumed within the separate accounts.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account values of variable annuity contracts with GMDB, GMIB, GMAB and GLWB are summarized below:

	December 31,
	2021			2020
	Separate	General		Separate	General
	Account	Account	Total	Account	Account	Total
	(In Millions)
GMDB	$10,160	$1,263	$11,423	$10,141	$1,293	$11,434
GMIB Basic	652	22	674	685	20	705
GMIB Plus	1,565	-	1,565	1,494	-	1,494
GMAB	2,176	43	2,219	2,371	44	2,415
GLWB	136	-	136	146	-	146

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2021	2020
	(In Millions)

Beginning balance	$4,299	$4,003
Net liability increase	302	296
Ending balance	$4,601	$4,299

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 17. "Related party transactions" for information about the Company’s affiliated assumed reinsurance transactions.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2021, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $10,503 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Direct premium	$30,907	$32,089	$25,407
Premium assumed	1,112	1,145	1,468
Premium ceded	(12,128)	(22,911)	(4,094)
Total net premium	$19,891	$10,323	$22,781

Ceded reinsurance recoveries	$1,699	$1,034	$757

Assumed losses	$356	$219	$171

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2021	2020
	(In Millions)
Reinsurance reserves:
Assumed	$7,351	$7,615
Ceded	(43,837)	(40,280)

Ceded amounts recoverable	$359	$285

Benefits payable on assumed business	$99	$54

Funds held under coinsurance Ceded	$19,255	$17,929

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2021 include $8,799 million associated with life insurance policies, $6,220 million for LTC, $28,797 million for annuity, $15 million for disability and $6 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2020 include $8,385 million associated with life insurance policies, $3,916 million for LTC, $27,953 million for annuity, $19 million for disability and $7 million for group life and health.

On July 1, 2020, MassMutual recaptured a coinsurance agreement and ceded the recaptured inforce business to a subsidiary of the initial reinsurer through a coinsurance funds withheld agreement. This resulted in an increase of

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

invested assets of $4,986 million with an offsetting funds withheld liability in the Statutory Statements of Financial Position and a decrease in premium and other income collected with an offset in other cash provided from financing and miscellaneous sources in the Statutory Statements of Cash Flows.

On December 31, 2020, the Company completed the sale of its retirement plan business to Great-West Life & Annuity Insurance Company (“Great-West”) in a reinsurance transaction for a ceding commission of $2,351 million. Upon closing, Great-West or its affiliates have reinsured $19,580 million of policyholders’ liabilities and $47,154 million of separate account liabilities of the Company’s liabilities. As part of the reinsurance transaction, the Company also transferred invested assets with a carrying value of $7,956 million, net of the ceding commission, to Great-West or its affiliates. These amounts are subject to change pending final determination of the net assets sold, transaction costs and other adjustments.

This reinsurance transaction includes a retrocession of the business that the Company reinsures under the terms of the reinsurance agreement between Talcott Resolution Life Insurance Company (Talcott, formerly known as Hartford Life Insurance Company) and the Company. Of the reinsured policyholder’s liabilities above, $6,987 million is retroceded. Also, part of the retrocession are $19,525 million of separate account liabilities of Talcott.

In 2020, a $7 million net loss was recorded for the termination of certain yearly renewable term life insurance treaties, representing the write-off of net receivables and a $6 million increase in surplus was realized for termination of unauthorized reinsurance.

For the year ended December 31, 2021, the Company increased its gross LTC policyholders’ reserve by $2,465 million through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business, totaling $2,821 million, offset by a prior year error correction of $356 million. The majority of the risk is ceded to an unaffiliated reinsurer resulting in the ceded policyholders’ reserves increasing by an additional $2,165 million. The total net impact of the change is $300 million, which was recorded as an increase to policyholders’ liabilities on the Statutory Statements of Financial Position and an increase to change in policyholders’ reserves on the Statutory Statements of Operations.

For the year ended December 31, 2020, the Company increased its gross LTC policyholders’ reserve by $206 million through a combination of prior year error correction of $159 million and various assumption changes to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by an additional $206 million.

In 2019, the Company increased its gross LTC policyholders’ reserves by $1,224 million through a combination of prior year error corrections of $729 million and various assumption changes to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by an additional $1,224 million.

	December 31, 2021
	(In Millions)
	Direct	Ceded	Net

LTC premium deficiency reserves, beginning of year	$2,090	$(2,090)	$-
Prior year error correction	(356)	356	-
Assumption changes	2,821	(2,521)	300

LTC premium deficiency reserves, end of year	$4,555	$(4,255)	$300

As of December 31, 2021, one reinsurer accounted for 23% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 21%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business, in which 18% of the reserves are held in trust.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company holds invested assets associated with funds withheld that are managed externally, as of December 31, 2021 and 2020, these assets, at carry value, included:

	December 31,
	2021	2020
	(In Millions)
Bonds	$12,820	$12,113
Preferred stocks	116	79
Mortgage loans	1,285	1,093
Partnerships and LLCs	247	93
Cash, cash equivalents and short-term investments	268	343
Total	$14,736	$13,721

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2021 are illustrated below:

Individual annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$27	$-	$-	$27	-%
At book value less current surrender charge of 5% or more	15,178	-	-	15,178	42
At fair value	-	-	10,794	10,794	29
Total with market value adjustment or at fair value	15,205	-	10,794	25,999	71
At book value without adjustment (minimal or no charge or adjustment)	4,487	-	-	4,487	12
Not subject to discretionary withdrawal	6,327	-	-	6,327	17
Total	$26,019	$-	$10,794	$36,813	100%
Reinsurance ceded	7,761	-	-	7,761
Total, net of reinsurance	$18,258	$-	$10,794	$29,052
Amount included in book value moving to at book value without adjustment after statement date	380	-	-	380
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Group annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$11,890	$-	$-	$11,890	14%
At fair value	-	16,318	30,672	46,990	58
Total with market value adjustment or at fair value	11,890	16,318	30,672	58,880	72

At book value without adjustment (minimal or no charge or adjustment)	3,365	-	518	3,883	5
Not subject to discretionary withdrawal	19,397	-	-	19,397	23
Total	$34,652	$16,318	$31,190	$82,160	100%
Reinsurance ceded	17,711	-	-	17,711
Total, net of reinsurance	$16,941	$16,318	$31,190	$64,449

Deposit-type contracts	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$2,664	$-	$-	$2,664	8%
At fair value	-	-	13,671	13,671	40
Total with market value adjustment or at fair value	2,664	-	13,671	16,335	48
At book value without adjustment (minimal or no charge or adjustment)	3,234	-	-	3,234	10
Not subject to discretionary withdrawal	14,467	-	-	14,467	42
Total	$20,365	$-	$13,671	$34,036	100%
Reinsurance ceded	3,324	-	-	3,324
Total, net of reinsurance	$17,041	$-	$13,671	$30,712

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2021 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$16,941
Policyholders’ reserves – individual annuities	18,258
Liabilities for deposit-type contracts	17,041
Subtotal	52,240
Separate Account Annual Statement:
Annuities	58,302
Other annuity contract deposit-funds and GICs	13,671
Subtotal	71,973
Total	$124,213
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2021 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$20,559	$20,552	$20,616
Universal life with secondary guarantees	1,924	1,667	6,476
Other permanent cash value life insurance	-	72,632	76,134
Variable life	1	1	-
Variable universal life	395	390	438
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	2,823
Accidental death benefits	-	-	3
Disability - active lives	-	-	171
Disability - disabled lives	-	-	288
Miscellaneous reserves	-	-	1,269
Total (gross: direct + assumed)	$22,879	$95,242	$108,218
Reinsurance Ceded	4,371	4,758	8,798
Total (net)	$18,508	$90,484	$99,420

Separate Account with Guarantees

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,569	$1,568	$1,569
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,569	1,568	1,569
Total (net)	$1,569	$1,568	$1,569
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$2	$2	$2
Variable universal life	1,738	1,724	1,732
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,740	1,726	1,735
Total (net)	$1,740	$1,726	$1,735

c.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2021 is as follows:

	Guaranteed
		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2021	$-	$-	$8,560	$8,560

Reserves at December 31, 2021:
For accounts with assets at:
Fair value	$-	$17,964	$55,743	$73,707
Amortized cost/book value	-	1,569	-	1,569
Subtotal SIA Reserves	-	19,533	55,743	75,276
Nonpolicy liabilities	-	-	736	736
Total Separate Account Liabilities	$-	$19,533	$56,479	$76,012

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$17,964	$55,743	$73,707
At book value without market value adjustment and current surrender charge of less than 5%	-	1,569	-	1,569
Subtotal	-	19,533	55,743	75,276
Nonpolicy liabilities	-	-	736	736
Total Separate Account Liabilities	$-	$19,533	$56,479	$76,012
69

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$3,971	$9,867	$7,260
Transfers from separate accounts	(11,152)	(12,701)	(12,313)
Subtotal	(7,181)	(2,834)	(5,053)
Reconciling adjustments:
Miscellaneous	4,537	-	-
Net deposits on deposit-type liabilities	1,202	(812)	(967)
Net transfers from separate accounts	$(1,442)	$(3,646)	$(6,020)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

11.    Debt

MassMutual issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1,000 million with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by MassMutual. The Notes had a carrying value and face amount of $250 million as of December 31, 2021 and 2020. Notes issued in 2021 had interest rates ranging from 0.1% to 0.15% with maturity dates ranging from 1 to 35 days. Interest expense for commercial paper was $1 million for the year ended December 31, 2021 and $2 million for the year ended December 31, 2020.

MassMutual has a $1,000 million, five-year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. During December 2018, the facility was renewed and the scheduled maturity is December 2023. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2021 and 2020, MassMutual was in compliance with all covenants under the credit facility. For the years ended December 31, 2021 and 2020, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2021 and December 31, 2020.

70

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

a.	Pension plans

The Company sponsors funded and unfunded noncontributory defined benefit pension plans for its eligible employees and agents. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The company contributed $80 million to its qualified benefit plan in 2020 and there were no contributions in 2021.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plans’ net assets available for benefits were $4,104 million as of December 31, 2021 and $3,862 million as of December 31, 2020. The Company match for the qualified 401(k) thrift savings plans is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $48 million for the year ended December 31, 2021 and $53 million for the year ended December 31, 2020 and $54 million for 2019.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $179 million as of December 31, 2021 and $183 million as of December 31, 2020.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account (RHRA), which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

71

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2021	2020	2021	2020
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Accumulated benefit obligation	$3,099	$3,254	$374	$389
72

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2021	2020	2021	2020
	Pension Benefits		Other Postretirement Benefits
	(In Millions)

Projected benefit obligation, beginning of year	$3,254	$3,270	$389	$383
Service cost	109	114	10	14
Interest cost	77	98	9	11
Actuarial (gains) losses	(22)	12	(9)	(9)
Benefits paid	(206)	(92)	(14)	(14)
Change in discount rate	(120)	204	(11)	19
Special termination benefits	-	-	-	6
Settlements and curtailments	-	(198)	-	(3)
Change in actuarial assumptions	7	(154)	-	(18)
Projected benefit obligation, end of year	$3,099	$3,254	$374	$389

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $87 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate. The 2021 change in actuarial assumptions is due to an updated demographics experience study, which consisted of updated retirement rates, turnover rates and the percentage of participants electing lump-sum.

e.	Plan assets

The assets of the qualified pension plan are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company and separate investment accounts. The separate investment accounts are managed by the Company, the Company’s indirectly wholly owned asset manager, subsidiaries, as well as unaffiliated asset managers.

The Company’s qualified pension plan assets managed by the Company and its indirectly wholly owned subsidiaries are as follows:

	December 31,
	2021	2020
	(In Millions)

General Investment Account	$196	$237
Separate Investment Accounts:
Barings Long Duration Bond Fund	310	318
	$506	$555

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $150 million for 2022.

73

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 19% to 30% domestic equity securities, 0% to 0% long duration bond securities, 0% to 0% GIA and aggregate bond assets, 0% to 0% international equity securities and 25% to 36% alternative investments. Domestic equities primarily include investments in large capitalization (large cap) companies and small capitalization (small cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 6% of the plan assets as of December 31, 2021 and 8% as of December 31, 2020.

The following presents the change in fair value of plan assets:

	December 31,
	2021	2020	2021	2020
	Pension Benefits		Other Postretirement Benefits
	(In Millions)

Fair value of plan assets, beginning of year	$2,964	$2,738	$2	$3
Actual return on plan assets	266	401	-	-
Employer contributions	29	101	14	12
Benefits paid	(206)	(91)	(14)	(13)
Other	-	(185)	-	-
Fair value of plan assets, end of year	$3,053	$2,964	$2	$2

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2021	2020

Bonds	58%	57%
Mortgage loans	13	14
Common stocks - subsidiaries and affiliates	11	10
Other investments	9	12
Partnerships and limited liability companies	6	5
Cash and cash equivalents	3	2
	100%	100%

The majority of the assets of the qualified pension plan are invested in the following separate investment account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pacific Investment Management Company Long Duration Bond Fund is a separate investment account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg U.S. Long Government/Credit Bond index.

Goldman Sachs Asset Management Long Duration Bond Fund is a separate investment account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg U.S. Long Government/Credit Bond index.

Barings Long Duration Bond Fund is a separate investment account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg U.S. Long Government/Credit Bond index.

Vanguard Russell 1000 Index Fund is a separate investment account investing in a mutual fund advised by Vanguard Group Inc. that seeks to passively track the performance of the Russell 1000 Index, representing U.S. large capitalization stocks.

MFS Institutional International Equity Fund is a separate investment account investing in a mutual fund advised by Massachusetts Financial Services Company that seeks to outperform the MSCI EAFE Index over full market cycles. The fund’s strategy is to construct a well-diversified portfolio of high-conviction ideas following a growth-at-a-reasonable price style with a quality bias.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Investment Fiduciary Committee. These investments include private equity, infrastructure, private debt, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. "Fair Value of financial instruments".

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Separate Investment Accounts: There are two methods of determining unit value for the separate investment accounts. The portfolio method is used when the separate investment account invests in a portfolio of securities or two or more underlying mutual funds, bank collective trust funds or other investment vehicles (each an underlying fund). Under this method, the unit value of a separate investment account is determined by dividing the market value of such separate investment account on any valuation date by the total number of units in the separate investment account. The net investment factor method (NIF) is used when the separate investment account invests in shares or units of a single underlying fund. Under this method, the unit value of a separate investment account is determined by taking the unit value for the prior valuation day and multiplying it by the net investment factor for the current valuation day. Under both of these methods the separate investment accounts are therefore classified as Level 2. As of December 31, 2021, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Corporate debt instruments: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

PIMCO bond funds: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Common stocks: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Collective investment trust: The net asset value per unit of the Funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day.

Limited partnerships: The Plan utilizes the practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The multi-strategy hedge fund can be redeemed semi-annually with 95 day notice. The remaining funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Other: Valued using the closing price reported on the active market on which the individual securities are traded. If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices with similar characteristics. Investments included in this category include short term investments, real estate investment trusts, asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Investments in multi-strategy hedge fund and real estate are based on the Plan’s pro rata interest in the net assets of the partnership and have a redemption period, therefore are based on NAV as a practical expedient and are reported in the NAV Practical Expedient column. The multi-strategy hedge fund is comprised of two funds, one of which has a quarterly redemption period and the other with a monthly redemption period. They both require 45 days notice. The real estate fund does not have a specific redemption period, but is dependent upon the liquidation of underlying assets. None of the funds have a lock up period or funding commitment.

Cash and cash equivalents: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

76

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2021
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$107	$-	$-	$107
International large capitalization	-	101	-	-	101
Total pooled separate accounts	-	208	-	-	208
Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	-	357	1	-	358
U.S. small capitalization	47	-	-	-	47
U.S. mid capitalization	27	-	-	-	27
International small/mid capitalization	1	-	-	-	1
International large capitalization	-	232	-	-	232
International emerging markets	-	81	-	-	81
Total common stocks	75	670	1	-	746
Debt instruments:
Corporate and other bonds	-	469	-	-	469
Long-term bond mutual funds	155	-	-	-	155
Short-term bond mutual funds	33	-	-	-	33
Total debt instruments	188	469	-	-	657
Other:
Government securities	-	397	-	-	397
Collective investment trust	-	-	-	88	88
Other	-	15	-	-	15
Total other	-	412	-	88	500
Total nonpooled separate accounts	263	1,551	1	88	1,903
Total separate investment accounts	263	1,759	1	88	2,111
Pension trust assets:
Common stocks:
Cash Equivalent	20	-	-	-	20
Collective investment trust	-	57	-	-	57
Hedge fund	-	-	-	24	24
Limited partnerships:
Private equity/venture capital	-	-	-	361	361
Real estate	-	-	-	133	133
Hedge	-	-	-	173	173
Total pension trust assets	20	57	-	691	768
Total General Investment Account	-	-	196	-	196
Total	$283	$1,816	$197	$779	$3,075
77

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2020
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$134	$-	$-	$134
International large capitalization	-	120	-	-	120
Total pooled separate accounts	-	254	-	-	254
Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	-	322	-	-	322
U.S. small capitalization	45	-	-	-	45
U.S. mid capitalization	23	-	-	-	23
International small/mid capitalization	2	-	-	-	2
International large capitalization	-	278	-	-	278
International emerging markets	-	84	-	-	84
Total common stocks	70	684	-	-	754
Debt instruments:
Corporate and other bonds	-	502	-	-	502
Long-term bond mutual funds	130	-	-	-	130
Short-term bond mutual funds	32	-	-	-	32
Total debt instruments	162	502	-	-	664
Other:
Government securities	-	360	-	-	360
Collective investment trust	-	-	-	81	81
Other	-	32	-	-	32
Total other	-	392	-	81	473
Total nonpooled separate accounts	232	1,578	-	81	1,891
Total separate investment accounts	232	1,832	-	81	2,145
Pension trust assets:
Common stocks:
Cash Equivalent	15	-	-	-	15
Collective investment trust	-	48	-	-	48
Hedge fund	-	-	-	30	30
Limited partnerships:
Private equity/venture capital	-	-	-	222	222
Real estate	-	-	-	125	125
Hedge	-	-	-	165	165
Total pension trust assets	15	48	-	542	605
Total General Investment Account	-	-	237	-	237
Total	$247	$1,880	$237	$623	$2,987

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the years ended December 31, 2021 and December 31, 2020.

78

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a non-admitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the non-admitted prepaid pension asset.

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2021	2020	2021	2020
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Projected benefit obligation	$3,099	$3,254	$374	$389
Less: fair value of plan assets	3,053	2,964	2	2
Projected benefit obligation funded status	$(46)	$(290)	$(372)	$(387)

The qualified pension plan was overfunded by $383 million as of December 31, 2021 and $147 million as of December 31, 2020. The nonqualified pension plans are not funded and have total projected benefit obligations of $430 million as of December 31, 2021 and $437 million as of December 31, 2020.

The qualified pension plan nonadmitted pension plan asset was $636 million as of December 31, 2021 and $637 million as of December 31, 2020.

The Company intends to fund $52 million in 2022 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

79

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	Pension			Other Postretirement
	Benefits			Benefits
	(In Millions)

Service cost	$110	$114	$111	$10	$14	$13
Interest cost	77	98	118	9	11	13
Expected return on plan assets	(183)	(177)	(160)	-	-	-
Amortization of unrecognized net actuarial and other losses	39	52	56	-	2	(1)
Amortization of unrecognized prior service cost	-	-	-	(6)	(6)	(6)
Total net periodic cost	$43	$87	$125	$13	$21	$19

Settlement and curtailment	-	36	-	-	-	-
Special termination benefits	-	-	-	-	6	-
Total net expense	$43	$123	$125	$13	$27	$19

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

		Other
	Pension	Postretirement
	Benefits	Benefits
	(In Millions)

2022	$184	$19
2023	188	19
2024	191	20
2025	194	20
2026	194	20
2027-2031	965	103
80

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Health	$120	$124	$139
Pension	43	123	125
Thrift	48	53	54
Postretirement	13	27	19
Disability	3	3	3
Life	10	4	4
Postemployment	(2)	(2)	8
Other benefits	16	11	13
Total	$251	$343	$365

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	Pension			Other Postretirement
	Benefits			Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	2.85%	2.50%	3.05%	2.80%	2.45%	3.05%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	6.50%	5.00%	5.00%	2.80%	2.45%	3.05%

Net periodic benefit cost:
Discount rate	2.50%	3.05%	4.20%	2.45%	3.05%	4.05%
Expected long-term rate of return on plan assets	6.50%	6.50%	6.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	6.50%	5.00%	6.00%	2.45%	3.05%	4.05%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

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13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2021	2020	2019
Weighted average grant date fair value:
PSARs granted during the year	$141.86	$130.35	$123.43
PRS granted during the year	153.38	130.10	123.29
Intrinsic value (in thousands):
PSARs options exercised	124,551	53,676	35,065
PRS liabilities paid	48,298	43,616	34,391
Fair value of shares vested during the year	246,047	106,461	69,456

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2019	4,806	$102.04	3.9	1,270	$96.33	2.6
Granted	1,599	130.35		271	130.10
Exercised	(1,148)	83.13		(337)	89.08
Forfeited	(89)	122.64		(47)	119.25
Outstanding as of December 31, 2020	5,168	114.55	4.0	1,157	105.37	2.5
Granted	1,539	141.86		275	153.38
Exercised	(2,102)	100.11		(337)	89.01
Forfeited	(95)	132.07		(25)	124.02
Outstanding as of December 31, 2021	4,510	130.23	4.1	1,070	122.41	2.5

Exercisable as of December 31, 2021	59	$118.01	0.8	21	$203.78	-

The PSARs compensation was an expense of $253 million for the year ended December 31, 2021 and an expense of $73 million for the year ended December 31, 2020 and an expense of $56 million for the year ended December 31, 2019. The PSARs accrued compensation liability was $259 million as of December 31, 2021 and $132 million as of December 31, 2020.The unrecognized compensation expense related to nonvested PSARs awards was $108 million for the year ended December 31, 2021, $11 million for the year ended December 31, 2020 and $35 million for the year ended December 31, 2019. The weighted average period over which the expense is expected to be recognized is

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4.1 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $77 million for the year ended December 31, 2021 and $51 million for the year ended December 31, 2020 and $46 million for the year ended December 31, 2019. The PRS accrued compensation liability was $137 million for the year ended December 31, 2021 and $107 million for the year ended December 31, 2020. The unrecognized compensation expense related to nonvested PRS awards was $77 million as of December 31, 2021, $53 million as of December 31, 2020 and $67 million as of December 31, 2019 respectively. The weighted average period over which the expense is expected to be recognized is 2.5 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability

14.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2021:

Issue	Face	Carrying	Interest	Maturity	Scheduled Interest
Date	Amount	Value	Rate	Date	Payment Dates
	($ In Millions)
11/15/1993	$188	$188	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	193	193	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	130	129	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	263	263	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	258	254	4.500%	04/15/2065	Apr 15 & Oct 15
03/23/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1
10/11/2019	838	587	3.729%	10/15/2070	Apr 15 & Oct 15
04/16/2020	700	697	3.375%	04/15/2050	Apr 15 & Oct 15
06/26/2020	600	830	5.077%	02/15/2069	Feb 15 & Aug 15
03/01/2021	200	232	5.077%	02/15/2069	Feb 15 & Aug 15
11/18/2021	675	669	3.200%	12/01/2061	Jun 1 & Dec 1
Total	$4,620	$4,613

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2021, the unapproved interest was $43 million. Through December 31, 2021, the Company paid cumulative interest of $2,168 million on surplus notes. Interest of $173 million was approved and paid during the year ended December 31, 2021.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015, 2017, 2019, 2020 or 2021.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

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15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2021 and 2020. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2021 and 2020.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Premium income recognized for group annuity contracts	$1,237	$1,250	$916
Bonds received as consideration for group annuity contracts	(1,231)	(1,250)	(916)
Bond conversions and refinancing	729	4,922	1,025
Premium ceded in exchange for invested assets	(514)	(11,197)	-
Bonds transferred in exchange for premium	511	9,379	-
Change in market value of COLI	272	140	175
Surplus notes issued in exchange for bonds	233	837	-
Bonds received as consideration for surplus notes	(233)	(837)	-
Transfer of bonds to cash equivalent	150	-	-
Stock conversion	107	79	64
Exchange of mortgage loans for other assets	18	-	-
Net investment income payment in-kind bonds	16	12	5
Transfer of mortgage loans to partnerships and LLCs	11	353	96
Transfer of stocks to partnerships	4	-	-
Preferred stock transferred in exchange for premium ceded	3	93	-
Common stock received as consideration for group annuity contracts	(6)	-	-
Premium income recognized for individual annuity contracts	-	3,721	-
Bonds received as consideration for individual annuity contracts	-	(3,720)	-
Mortgage loans transferred in exchange for premium ceded	-	1,725	-
Assets received in-kind for bond maturity	-	57	-
Preferred stock received as consideration for individual annuity contracts	-	(1)	-
Dividend reinvestment	-	-	3
Other	-	-	1
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16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other long-term care insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.
The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

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Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

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Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

The spread of the coronavirus, causing increased cases of COVID-19, has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources and its operations in future periods.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $91 million for the year ended December 31, 2021 and $114 million for the year ended December 31, 2020. Net operating leases are net of sublease receipts of $5 million for the year ended December 31, 2021 and $7 million for the year ended December 31, 2020.

The Company has entered into a sale-leaseback transaction with an unrelated party to sell and leaseback certain fixed assets with book values of $90 million, which resulted in no gain or loss. The lease has a five-year term, which expires in 0.1 with annual lease payment of approximately $0.15 million.

Future minimum commitments for all lease obligations as of December 31, 2021 were as follows:

		Affiliated	Nonaffiliated
	Gross	Subleases	Subleases	Net
	(In Millions)

2022	$86	$-	$1	$85
2023	86	-	1	85
2024	75	-	-	75
2025	63	-	-	63
2026	46	-	-	46
Thereafter	364	-	-	364
Total	$720	$-	$2	$718
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

In connection with the May 24, 2019 sale of Oppenheimer Acquisition Corp. (OAC) to Invesco Ltd (Invesco), Invesco identified an accounting matter related to four Master Limited Partnership funds managed by a subsidiary of OAC prior to the sale that Invesco has stated may result in an indemnification claim against MassMutual under the terms of the acquisition agreement. Under the terms of the agreement, MassMutual may be liable to Invesco under the acquisition agreement for a portion of any actual losses incurred by Invesco in excess of $173 million and up to a cap of $575 million. There are currently considerable uncertainties as to the nature, scope and amount of the potential losses for which Invesco may seek indemnity. In addition to the $173 million deductible, it is uncertain whether the indemnification obligations set forth in the acquisition agreement would apply to this situation and MassMutual believes it has a number of defenses available that may mitigate or eliminate its exposure to any losses claimed by Invesco should such obligations apply. However, the outcome of any indemnification dispute (including any resulting litigation), should Invesco assert such a claim, and its potential impact on MassMutual’s financial position cannot be foreseen with certainty at this time.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2021, the Company had approximately $510 million of these unsecured funding commitments to its subsidiaries and $490 million as of December 31, 2020. The unsecured commitments are included in private placements in the table below. As of December 31, 2021 and 2020, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $84 million as of December 31, 2021 and approximately $84 million as of December 31, 2020. As of December 31, 2021 and 2020, the Company did not have any funding requests attributable to these letter of credit arrangements.

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In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2021, the Company had the following outstanding commitments:

	2022	2023	2024	2025	2026	Thereafter	Total
	(In Millions)
Private placements	$3,882	$2,467	$986	$1,025	$698	$1,153	$10,211
Mortgage loans	455	295	358	259	19	103	1,489
Partnerships and LLC	817	791	324	794	649	2,300	5,675
LIHTCs (including equity contributions)	-	-	-	-	1	53	54
Total	$5,154	$3,553	$1,668	$2,078	$1,367	$3,609	$17,429

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2021 and 2020, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2021 and 2020, the Company had no outstanding obligations to any obligor attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2021.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for its wholly-owned subsidiary Barings, if the subsidiary is unable to pay.	-	The liabilities for these plans of $487 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life and MML Bay State Life).	-	These guarantees are not limited and cannot be estimated.
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Guarantee	The Company executed a counter guarantee for the benefit of a French insurance company that provided certain assurances to the seller of developable land in Southern France. The Company will be capitalizing the special purpose entity that owns the property with a maximum €13 million in equity contributions for its 50% share of such costs.	-	€13 million

	The construction lender for an office building in London, UK required a cost overrun guarantee equivalent to 8% of the total budgeted cost (£6 million). The Company will only be responsible for its pro rata share of any cost overruns with a maximum additional commitment of approximately £3 million.	-	£9 million

	The Company has reimbursement agreements with two companies for any incurred losses with respect to the financing of life sciences redevelopment project guaranteed obligations. The Company will reimburse its pro rata share of such losses.	-	These guarantees cannot be estimated.

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$203 million with the right to increase the line to $250 million.
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17.	Related party transactions

MassMutual has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where MassMutual, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

MassMutual has agreements with its subsidiaries and affiliates, including Insurance Road LLC, Copper Hill LLC, MML Investment Advisers LLC, The MassMutual Trust Company, FSB, MassMutual International LLC and Baring International Investment Limited, where MassMutual receives revenue for certain recordkeeping and other services that MassMutual provides to customers who select, as investment options, mutual funds managed by these affiliates.

MassMutual has agreements with its subsidiaries, Barings, MML Investment Advisers LLC and MassMutual Intellectual Property LLC, which provide investment advisory services and licensing agreements to MassMutual.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$364	$335	$427
Investment advisory income	23	22	23
Recordkeeping and other services	20	20	21
Fee expense:
Investment advisory services	240	268	277
Royalty and licensing fees	58	58	58

The Company reported amounts due from subsidiaries and affiliates of $128 million as of December 31, 2021 and $54 million as of December 31, 2020. The Company reported amounts due to subsidiaries and affiliates of $65 million as of December 31, 2021 and $8 million as of December 31, 2020. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s wholly owned indirect subsidiary, Barings, invests a portion of their nonqualified compensation plan in GICs with the Company. The Company credited interest on deposits of less than $1 million to the Barings contract for the year ended December 31, 2021 and $2 million for the year ended December 31, 2020.

The Company held debt issued by MMHLLC that amounted to $2,059 million as of December 31, 2021 and $2,079 million as of December 31, 2020. The Company recorded interest income on MMHLLC debt of $77 million in 2021 and $103 million in 2020. Notes maturing as of March 2021 were refinanced at 1.75% for $500 million. Notes maturing as of March and December 2020 were refinanced at 4.3% annual interest for $632 million.

As of December 31, 2021, MMIH and C.M. Life, together, provided financing of $5,500 million, $5,253 million and $247 million respectively, for MMAF that can be used to finance ongoing asset purchases. MMIH provided financing of $5,253 million as of December 31, 2021 and $5,253 million as of December 31, 2020. During 2021, MMAF borrowed $1,570 million and repaid $1,488 million under the credit facility. During 2020, MMAF borrowed $2,005 million and repaid $1,859 million under the credit facility. Outstanding borrowings under the facility were $3,634 million as of December 31, 2021 and $3,552 million as of December 31, 2020. Interest for these borrowings was $60 million for the year ended December 31, 2021 and $80 million for the year ended December 31, 2020. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

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Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2021, Jefferies borrowed $900 million and repaid $900 million under the credit facility. During 2020, Jefferies borrowed $849 million and repaid $895 million under the credit facility. As of December 31, 2021, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2021, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2021, Insurance Road LLC paid $389 million in dividends and a $111 million return of capital to MassMutual.

In 2021, MassMutual contributed capital of $15 million and $62 million of fixed assets to ITPS Holding LLC.

In 2021, MassMutual entered into an intercompany loan agreement with its indirectly owned subsidiary Fern Street LLC, whereby MassMutual borrowed $470 million with a rate of 0.2% and a 6-month maturity, for the partial funding of the GALIC acquisition.

In 2020, MassMutual contributed capital of $37 million to MassMutual Mortgage Lending LLC.

In 2020, MassMutual contributed capital of $15 million to MassMutual MCAM Insurance Company, Inc.

In 2020, MassMutual contributed capital of $14 million to MM Global Capabilities I LLC.

In 2020, MassMutual transferred $335 million of mortgage loans to Barings Multifamily TEBS 2020 LLC. Subsequently, MassMutual received a $288 million return of capital distribution.

In 2020, IRLLC issued and paid a return of capital of $90 million to MassMutual. In 2019, IRLLC declared a distribution to the Company of $150 million, which was paid in 2020.

In 2020, MassMutual Retirement Services LLC declared and paid $57 million in dividends to MassMutual.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, Modco and yearly renewable term agreements on life insurance and annuity products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective December 31, 2020, MassMutual will provide C.M. Life a stop-loss coverage to transfer a specific interest rate risk. All Odyssey fixed-deferred annuity contracts issued by C.M. Life are covered under this agreement. C.M. Life will pay an annual premium to MassMutual. If the coverage is triggered, there will be a settlement at year end from MassMutual to C.M. Life. The maximum total liability of MassMutual under the agreement is $100 million over 5 years.

As of December 31, 2021, the net reinsurance amounts due to C.M. Life and MML Bay State were $108 million and as of December 31, 2020, the net reinsurance amounts due to C.M. Life and MML Bay State were $66 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

92

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Premium assumed	$49	$46	$45
Modco adjustments, included in fees and other income	11	11	9
Expense allowance on reinsurance assumed, included in commissions	(13)	(14)	(14)
Policyholders’ benefits	(144)	(89)	(101)
Experience refunds (paid) received	-	-	(1)

The Company currently has three longevity swap reinsurance agreements with Rothesay Life Plc on certain inforce annuity products. Under these agreements, the Company is the reinsurer and Rothesay Life Plc is the cedent.

The following table summarizes the related party transactions between the Company and Rothesay Life Plc:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Premium assumed	$(165)	$(91)	$-
Policyholders’ benefits	157	87	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. "Common stocks - subsidiaries and affiliates."

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. "Commitments" for information on the Company’s accounting policies regarding these related party commitments and Note 16f. "Guarantees" for information on the guarantees.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2021 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Mortgage Lending LLC

93

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding, LLC

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Global Business Services India LLP

CML Global Capabilities

MassMutual Private Equity Funds LLC

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MML CM LLC

Glidepath Holdings Inc

ITPS Holding LLC

MM/Barings Mutifamily TEBS 2020 LLC

MM Direct Private Investments Holding LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

Trad Investments LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

Sleeper Street LLC

94

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Asset Management Holding LLC

MM Catalyst Fund LLC

Subsidiaries of MassMutual International LLC

MassMutual Solutions LLC

Yunfeng Financial Group Limited

MassMutual Asia Limited (SPV)

Subsidiaries of CML CM LLC

Blueprint Income LLC

Flourish Digital Assets LLC

Flourish Financial LLC

Flourish Technologies LLC

Subsidiaries of Glidepath Holdings Inc

Great American Life Insurance Company

AAG Insurance Agency, LLC

Annuity Investor Life Insurance Company

Great American Advisors, LLC

Manhattan National Holding Corporation

Subsidiaries of MassMutual Ventures Holding LLC

MassMutual Ventures US I LLC

MassMutual Ventures US II LLC

MassMutual Ventures US III LLC

MassMutual Ventures US IV LLC

MassMutual Ventures UK LLC

MassMutual Ventures Southeast Asia I LLC

MassMutual Ventures Southeast Asia II LLC

MassMutual Ventures Management LLC

MassMutual Ventures SEA Management Private Limited (an indirect subsidiary of Subsidiary of MassMutual Ventures Holding LLC)

Athens Fund Management LLC

Open Alternatives LLC

MML Investors Services, LLC

MMLISI Financial Alliances, LLC

MML Insurance agency, LLC

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Real Estate Advisers, Inc.

Barings Asset Management (Asia) Holdings Limited

Barings Multifamily Capital Holdings LLC

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Investment Services Limited

Barings Global Advisers Limited

Barings European Core Property Fund GP Sàrl

Barings BME GP Sàrl

95

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Subsidiaries of MassMutual Investment Holding

MML Management Corporation

MassMutual Asset Finance LLC

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2013-A

MMAF Equipment Finance LLC 2014-A

MMAF Equipment Finance LLC 2015-A

MMAF Equipment Finance LLC 2016-A

MMAF Equipment Finance LLC 2017-A

MMAF Equipment Finance LLC 2017-B

MMAF Equipment Finance LLC 2018-A

MMAF Equipment Finance LLC 2019-A

MMAF Equipment Finance LLC 2019-B

Rozier LLC

MMAF Equipment Finance LLC

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2021
	CUSIP	Gross Value	Non-admitted	Admitted	Latest Filing	2020 Approved Valuation	Filing Code	Valuation Method Disallowed?
	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$17,229	$-	$17,229	09/23/2021	$16,183	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	29	-	29	03/29/2021	26	Sub-2	No
MM Investment Holding		1,789	-	1,789	NA	NA	Sub-1	No
Glidepath Holdings Inc	37930@-10-5	3,588	-	3,588	NA	NA	Sub-1	No
Aggregate Total		$22,635	$-	$22,635		$16,209
96

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 25, 2022, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements, except for:

On February 1, 2022, MassMutual issued a $300 million funding agreement with a 2.11% fixed-rate and a 6.5-year maturity.

On February 1, 2022, MassMutual issued a $300 million funding agreement with a 2.26% fixed-rate and a 9-year maturity.

Effective February 1, 2022, approximately $14.2 billion of in force statutory reserves of certain GALIC’s fixed and fixed indexed annuities had been reinsured, on a coinsurance with funds withheld basis to Martello Re, a Bermuda reinsurer focusing on annuities and other investment returns driven products. MassMutual has a noncontrolling interest in Martello Re.

97

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2021	$6,658,614	$-	$6,658,615	$6,490,508	$(168,107)	$6,490,508	$6,369,198
September 30, 2021	4,061,382	-	4,061,382	3,955,723	(105,659)	3,955,723	3,595,213
June 30, 2021	11,352,643	-	11,352,642	10,386,581	(966,063)	10,386,581	11,323,900
March 31, 2021	11,247,256	-	11,247,257	5,074,493	(6,172,764)	5,074,493	5,237,174
December 31, 2020	16,071,907	-	16,071,907	14,674,300	(1,397,607)	14,674,300	15,473,517
September 30, 2020	21,375,383	-	21,375,383	19,160,250	(2,215,134)	19,160,250	18,862,027
June 30, 2020	10,180,123	-	10,180,123	8,992,610	(1,187,513)	8,992,610	9,249,851
March 31, 2020	24,799,788	-	24,799,788	20,197,344	(4,602,443)	20,197,344	24,683,947
December 31, 2019	3,992,400	-	3,992,400	3,539,281	(453,119)	3,539,281	3,439,138
September 30, 2019	16,909,029	-	16,909,029	15,191,932	(1,717,097)	15,191,932	14,639,756
June 30, 2019	6,980,030	-	6,980,030	6,187,029	(793,001)	6,187,029	7,133,620
March 31, 2019	7,791,000	-	7,791,000	7,634,637	(156,363)	7,634,637	7,683,021
December 31, 2018	4,550,173	-	4,550,173	3,815,559	(734,614)	3,815,559	4,014,514
September 30, 2018	4,320,826	-	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	-	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	-	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	-	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	-	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	-	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	-	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	-	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	-	44,266,478	41,890,535	(2,375,942)	41,890,535	61,300,066
June 30, 2016	49,097,217	-	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	-	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	-	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	-	50,531,382	45,665,859	(4,865,524)	45,665,859	58,523,652
June 30, 2015	66,924,927	-	66,924,927	65,240,585	(1,684,341)	65,240,585	72,953,475
March 31, 2015	17,856,447	-	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	-	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	-	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	-	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	-	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071
December 31, 2013	113,707,951	-	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	-	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	-	147,215,936	142,140,572	(5,075,365)	142,140,572	130,973,023
March 31, 2013	194,772,025	-	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	-	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	-	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	-	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	-	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	-	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838
September 30, 2011	762,320,632	-	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
June 30, 2011	1,130,732,656	-	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	-	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	-	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	-	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	-	1,362,887,892	1,335,628,212	(27,259,681)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	-	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	-	1,349,124,214	1,290,817,168	(58,307,047)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,717)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(665,836,328)
98

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TF8	$59,686	$-	$59,686	$59,300	$-386	$59,300	$49,870
04012XAC9	130,314	-	130,314	122,160	-8,154	122,160	107,581
1248MGAJ3	35,096	-	35,096	34,855	-241	34,855	31,996
35729RAE6	4,028,108	-	4,028,108	3,999,290	-28,818	3,999,290	3,995,059
617463AA2	6,685	-	6,685	5,767	-918	5,767	5,247
61749BAB9	61,698	-	61,698	51,363	-10,335	51,363	60,638
61750FAE0	342,930	-	342,930	319,304	-23,626	319,304	307,808
61750MAB1	3,456	-	3,456	3,113	-343	3,113	3,182
86359DXD4	335,476	-	335,476	308,315	-27,161	308,315	309,361
92926SAB2	558	-	558	494	-64	494	521
45660LYW3	677,413	-	677,413	675,162	-2,251	675,162	630,760
79548KXQ6	51,835	-	51,835	37,121	-14,714	37,121	65,254
92978EAA2	75,569	-	75,569	72,635	-2,934	72,635	72,325
41161PWB5	822,378	-	822,378	776,768	-45,610	776,768	706,114
55274SAM3	27,413	-	27,413	24,861	-2,552	24,861	23,482
Totals	$6,658,614	$-	$6,658,615	$6,490,508	$(168,107)	$6,490,508	$6,369,198

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442FAB8	$95,903	$-	$95,903	$70,276	$(25,627)	$70,276	$60,821
86359DXD4	359,657	-	359,657	339,761	(19,896)	339,761	337,895
05535DAN4	1,260,315	-	1,260,315	1,255,426	(4,889)	1,255,426	1,020,099
073879QF8	247,750	-	247,750	226,078	(21,672)	226,078	256,430
45660LYW3	907,047	-	907,047	906,647	(400)	906,647	879,977
92978EAA2	110,354	-	110,354	108,384	(1,970)	108,384	106,564
41161PWB5	1,049,397	-	1,049,397	1,023,087	(26,310)	1,023,087	908,082
55274SAM3	30,959	-	30,959	26,064	(4,895)	26,064	25,345
Totals	$4,061,382	$-	$4,061,382	$3,955,723	$(105,659)	$3,955,723	$3,595,213

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$751,483	$-	$751,483	$596,747	$(154,736)	$596,747	$700,223
05535DCF9	2,412,525	-	2,412,525	2,168,139	(244,386)	2,168,139	2,608,461
40431KAE0	2,389,667	-	2,389,667	2,348,253	(41,414)	2,348,253	2,745,165
61750FAE0	555,370	-	555,370	534,914	(20,456)	534,914	493,887
86359DXD4	394,726	-	394,726	364,962	(29,764)	364,962	369,964
05535DAN4	1,386,766	-	1,386,766	1,038,889	(347,877)	1,038,889	1,141,961
45660LYW3	959,375	-	959,375	942,757	(16,618)	942,757	927,049
79548KXQ6	121,590	-	121,590	96,976	(24,616)	96,976	97,070
92978EAA2	115,502	-	115,502	112,103	(3,399)	112,103	110,484
41161PWB5	1,112,829	-	1,112,829	1,079,359	(33,470)	1,079,359	969,681
576433H33	1,119,491	-	1,119,491	1,071,784	(47,707)	1,071,784	1,074,403
55274SAM3	33,318	-	33,318	31,698	(1,620)	31,698	85,553
Totals	$11,352,643	$-	$11,352,642	$10,386,581	$(966,063)	$10,386,581	$11,323,900
99

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
36828QQJ8	$5,796,000	$-	$5,796,000	$-	$(5,796,000)	$-	$-
05535DCF9	2,560,946	-	2,560,946	2,505,561	(55,385)	2,505,561	2,647,762
61750FAE0	582,728	-	582,728	558,079	(24,649)	558,079	500,569
18974BAA7	203,962	-	203,962	193,231	(10,731)	193,231	197,038
22540V3F7	124,724	-	124,724	11,082	(113,642)	11,082	3,496
92978EAA2	123,118	-	123,118	119,363	(3,755)	119,363	115,107
41161PWB5	1,183,481	-	1,183,481	1,153,338	(30,143)	1,153,338	1,017,022
12669GXW6	153,925	-	153,925	20,286	(133,639)	20,286	173,435
55274SAM3	38,192	-	38,192	33,418	(4,774)	33,418	84,650
86359DME4	480,180	-	480,180	480,135	(45)	480,135	498,095
Totals	$11,247,256	$-	$11,247,257	$5,074,493	$(6,172,764)	$5,074,493	$5,237,174

 The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$166,318	$-	$166,318	$58,609	$(107,709)	$58,609	$136,619
05535DCF9	2,639,139	-	2,639,139	2,595,116	(44,023)	2,595,116	2,812,127
61750FAE0	594,740	-	594,740	584,887	(9,853)	584,887	530,736
61750MAB1	4,675	-	4,675	4,502	(173)	4,502	4,545
92926SAB2	585	-	585	567	(18)	567	562
124860CB1	21,523	-	21,523	14,872	(6,651)	14,872	17,887
18974BAA7	205,451	-	205,451	204,843	(608)	204,843	186,946
18974BAN9	101,669	-	101,669	101,513	(156)	101,513	98,300
2254W0NK7	89,902	-	89,902	23,726	(66,176)	23,726	94,611
45660LYW3	1,074,456	-	1,074,456	1,035,449	(39,007)	1,035,449	1,020,046
65535VRK6	681,735	-	681,735	601,631	(80,104)	601,631	653,481
79548KXQ6	99,323	-	99,323	98,725	(598)	98,725	92,899
92978EAA2	130,042	-	130,042	125,448	(4,594)	125,448	119,223
23332UBW3	26,310	-	26,310	21,116	(5,193)	21,116	30,347
576433H33	1,207,614	-	1,207,614	1,145,808	(61,806)	1,145,808	1,116,853
125435AA5	1,635,577	-	1,635,577	1,543,519	(92,058)	1,543,519	1,596,490
36298XAA0	6,639,520	-	6,639,520	5,802,921	(836,599)	5,802,921	6,153,831
55274SAM3	61,225	-	61,225	42,760	(18,465)	42,760	93,792
86359DME4	673,784	-	673,784	662,791	(10,993)	662,791	698,159
929227ZF6	18,319	-	18,319	5,496	(12,823)	5,496	16,063
Totals	$16,071,907	$-	$16,071,907	$14,674,300	$(1,397,607)	$14,674,300	$15,473,517
100

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
US05618HAE53	$555,162	$-	$555,162	$387,040	$(168,122)	$387,040	$162,575
00442FAB8	144,957	-	144,957	79,275	(65,682)	79,275	112,060
05535DCF9	2,755,413	-	2,755,413	2,649,186	(106,228)	2,649,186	2,553,142
46630KAA4	191,718	-	191,718	184,342	(7,376)	184,342	179,699
61749BAB9	105,432	-	105,432	91,620	(13,812)	91,620	88,204
61750MAB1	4,837	-	4,837	4,672	(165)	4,672	3,421
92926SAB2	604	-	604	588	(16)	588	438
07384YPP5	12,990	-	12,990	9,466	(3,524)	9,466	35,174
073879QF8	45,111	-	45,111	43,889	(1,222)	43,889	39,772
17307GRU4	104,250	-	104,250	55,590	(48,659)	55,590	91,680
18974BAA7	215,833	-	215,833	212,231	(3,602)	212,231	183,053
18974BAN9	106,359	-	106,359	104,851	(1,507)	104,851	97,631
9393365V1	399,194	-	399,194	394,263	(4,932)	394,263	364,935
23332UBW3	31,650	-	31,650	29,218	(2,432)	29,218	22,244
12669GWN7	849,557	-	849,557	799,224	(50,333)	799,224	782,638
12669GXW6	244,251	-	244,251	233,647	(10,604)	233,647	223,233
32051DCK6	79,208	-	79,208	61,819	(17,389)	61,819	82,998
36298XAA0	7,738,893	-	7,738,893	7,511,130	(227,763)	7,511,130	7,120,125
36298XAB8	7,666,120	-	7,666,120	6,250,751	(1,415,369)	6,250,751	6,539,292
45660LY94	13,115	-	13,115	6,394	(6,721)	6,394	26,528
74951PBT4	110,729	-	110,729	51,052	(59,676)	51,052	153,185
Totals	$21,375,383	$-	$21,375,383	$19,160,250	$(2,215,134)	$19,160,250	$18,862,027

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GRU4	$107,326	$-	$107,326	$77,392	$(29,934)	$77,392	$160,449
18974BAA7	245,427	-	245,427	235,230	(10,197)	235,230	201,416
18974BAN9	119,509	-	119,509	114,571	(4,938)	114,571	107,924
362290AC2	220,776	-	220,776	219,541	(1,235)	219,541	307,360
79548KXQ6	172,175	-	172,175	170,007	(2,168)	170,007	130,248
855541AC2	508,940	-	508,940	384,558	(124,383)	384,558	460,800
9393365V1	433,313	-	433,313	415,261	(18,053)	415,261	356,247
45660LY94	28,987	-	28,987	13,258	(15,729)	13,258	21,174
57643QAE5	2,203,118	-	2,203,118	1,819,560	(383,558)	1,819,560	2,367,000
74951PBT4	260,811	-	260,811	143,231	(117,579)	143,231	157,616
86359DMC8	5,799,490	-	5,799,490	5,333,524	(465,966)	5,333,524	4,907,737
92990GAE3	80,251	-	80,251	66,477	(13,773)	66,477	71,880
Totals	$10,180,123	$-	$10,180,123	$8,992,610	$(1,187,513)	$8,992,610	$9,249,851
101

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

 The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,012,907	$-	$3,012,907	$2,862,429	$(150,478)	$2,862,429	$2,528,432
24763LFY1	147,758	-	147,758	146,827	(931)	146,827	180,454
45071KDD3	575,329	-	575,329	510,787	(64,542)	510,787	491,576
07384YPP5	33,493	-	33,493	28,061	(5,431)	28,061	46,723
12667GKG7	93,290	-	93,290	83,622	(9,668)	83,622	98,905
17307GRU4	114,325	-	114,325	112,699	(1,625)	112,699	157,144
362290AC2	316,883	-	316,883	225,907	(90,976)	225,907	322,987
59020UW43	214,183	-	214,183	182,719	(31,463)	182,719	200,181
65535VRK6	716,497	-	716,497	699,498	(16,998)	699,498	646,333
75115DAH8	6,842	-	6,842	6,564	(279)	6,564	6,397
76112BUE8	181,578	-	181,578	148,845	(32,733)	148,845	129,998
79548KXQ6	187,063	-	187,063	182,973	(4,090)	182,973	137,728
92926UAC5	136,220	-	136,220	130,734	(5,486)	130,734	130,957
23332UBW3	46,195	-	46,195	32,143	(14,052)	32,143	24,852
12669GWN7	889,281	-	889,281	871,126	(18,155)	871,126	863,235
32051DCK6	88,205	-	88,205	86,848	(1,358)	86,848	89,678
362334CN2	14,634	-	14,634	11,177	(3,457)	11,177	13,996
466247K93	7,584	-	7,584	6,335	(1,249)	6,335	7,318
57645LAA2	18,017,521	-	18,017,521	13,868,050	(4,149,471)	13,868,050	18,607,055
Totals	$24,799,788	$-	$24,799,788	$20,197,344	$(4,602,443)	$20,197,344	$24,683,947

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
24763LFY1	$182,113	$-	$182,113	$160,832	$(21,281)	$160,832	$200,613
05535DAN4	1,930,918	-	1,930,918	1,855,207	(75,711)	1,855,207	1,598,238
07384YPP5	187,700	-	187,700	39,691	(148,009)	39,691	71,760
17307GRU4	164,558	-	164,558	133,524	(31,034)	133,524	229,670
18974BAN9	134,619	-	134,619	125,398	(9,221)	125,398	126,170
65535VRK6	797,949	-	797,949	712,007	(85,942)	712,007	774,700
79548KXQ6	207,254	-	207,254	192,282	(14,972)	192,282	113,588
85554NAG5	194,730	-	194,730	158,214	(36,515)	158,214	187,575
12669FXR9	117,999	-	117,999	114,307	(3,692)	114,307	101,165
23332UBW3	74,561	-	74,561	47,819	(26,742)	47,819	35,659
Totals	$3,992,400	$-	$3,992,400	$3,539,281	$(453,119)	$3,539,281	$3,439,138

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667F2A2	$642,800	$-	$642,800	$484,346	$(158,455)	$484,346	$68,241
32053LAA0	47,447	-	47,447	40,280	(7,167)	40,280	47,846
761118FM5	2,843,393	-	2,843,393	2,789,133	(54,260)	2,789,133	2,918,992
79548KXQ6	297,379	-	297,379	277,239	(20,140)	277,239	60,979
23332UBW3	78,084	-	78,084	76,934	(1,151)	76,934	43,636
576433H33	1,579,401	-	1,579,401	1,448,247	(131,155)	1,448,247	1,448,863
12669GWN7	1,037,688	-	1,037,688	957,205	(80,484)	957,205	936,853
17309FAE8	161,243	-	161,243	129,536	(31,707)	129,536	159,357
36298XAA0	10,097,887	-	10,097,887	8,887,246	(1,210,641)	8,887,246	8,841,272
92990GAE3	86,314	-	86,314	85,680	(634)	85,680	87,117
US74951PBV94	37,392	-	37,392	16,087	(21,305)	16,087	26,602
Totals	$16,909,029	$-	$16,909,029	$15,191,932	$(1,717,097)	$15,191,932	$14,639,756
102

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$4,942	$-	$4,942	$4,899	$(42)	$4,899	$4,344
18974BAN9	143,913	-	143,913	143,911	(2)	143,911	141,999
761118FM5	3,338,972	-	3,338,972	3,276,460	(62,512)	3,276,460	3,468,889
79548KXQ6	335,309	-	335,309	321,864	(13,445)	321,864	218,663
55274SAM3	114,173	-	114,173	79,608	(34,565)	79,608	119,029
57643QAE5	3,042,722	-	3,042,722	2,360,287	(682,436)	2,360,287	3,180,695
Totals	$6,980,030	$-	$6,980,030	$6,187,029	$(793,001)	$6,187,029	$7,133,620

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$5,275	$-	$5,275	$4,933	$(341)	$4,933	$4,989
65106FAG7	232,843	-	232,843	215,726	(17,118)	215,726	6,316
18974BAA7	285,889	-	285,889	270,801	(15,088)	270,801	278,616
18974BAN9	149,774	-	149,774	139,333	(10,441)	139,333	148,234
22541QQR6	1,569	-	1,569	-	(1,569)	-	1
32051GCF0	22,786	-	22,786	(6,720)	(29,507)	(6,720)	17,553
761118FM5	3,259,303	-	3,259,303	3,218,368	(40,935)	3,218,368	3,244,154
17309FAE8	200,512	-	200,512	200,501	(11)	200,501	208,828
466247UG6	467,713	-	467,713	452,359	(15,354)	452,359	459,812
57643QAE5	3,114,325	-	3,114,325	3,109,376	(4,949)	3,109,376	3,256,107
US74951PBV94	51,011	-	51,011	29,960	(21,051)	29,960	58,411
Totals	$7,791,000	$-	$7,791,000	$7,634,637	$(156,362)	$7,634,637	$7,683,021

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$205,885	$-	$205,885	$17,668	$(188,218)	$17,668	$21,031
18974BAA7	306,428	-	306,428	295,291	(11,137)	295,291	294,986
22541QQR6	28,742	-	28,742	(9,704)	(38,446)	(9,704)	1
32051GCF0	32,493	-	32,493	20,481	(12,012)	20,481	20,063
17309FAE8	203,743	-	203,743	202,326	(1,417)	202,326	201,875
57643QAE5	3,657,695	-	3,657,695	3,177,611	(480,084)	3,177,611	3,365,017
92990GAE3	115,186	-	115,186	111,886	(3,300)	111,886	111,541
Totals	$4,550,173	$-	$4,550,173	$3,815,559	$(734,614)	$3,815,559	$4,014,514

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,454,425	$-	$3,454,425	$3,141,048	$(313,377)	$3,141,048	$3,134,409
07384YPP5	321,829	-	321,829	148,884	(172,945)	148,884	132,968
07386HCP4	2,164	-	2,164	(6,255)	(8,418)	(6,255)	320
76110H4M8	1,715	-	1,715	(3,719)	(5,434)	(3,719)	641
79548KXQ6	423,086	-	423,086	383,222	(39,864)	383,222	292,015
939336Z48	117,607	-	117,607	-	(117,607)	-	126,945
Totals	$4,320,826	$-	$4,320,826	$3,663,181	$(657,645)	$3,663,181	$3,687,297
103

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59020UW43	$337,732	$-	$337,732	$271,686	$(66,046)	$271,686	$354,508
76110H4M8	6,848	-	6,848	1,969	(4,879)	1,969	1,713
863579DV7	289,655	-	289,655	5,567	(284,089)	5,567	30,531
Totals	$634,235	$-	$634,235	$279,221	$(355,014)	$279,221	$386,752

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$43,711	$-	$43,711	$2,334	$(41,377)	$2,334	$1,609
79548KXQ6	520,764	-	520,764	476,293	(44,471)	476,293	365,994
45660NZY4	81,215	-	81,215	9,554	(71,661)	9,554	80,891
Totals	$645,690	$-	$645,690	$488,181	$(157,509)	$488,181	$448,494

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	$2,886,563	$-	$2,886,563	$1,464,907	$(1,421,656)	$1,464,907	$1,481,241
03927RAB0	910,639	-	910,639	363,543	(547,096)	363,543	362,176
07386HCP4	7,995	-	7,995	1,386	(6,609)	1,386	2,673
12669GMS7	25,101	-	25,101	21,923	(3,177)	21,923	21,921
22541QQR6	21,202	-	21,202	12,504	(8,698)	12,504	16,106
2254W0NK7	97,695	-	97,695	94,495	(3,200)	94,495	139,833
86359ACG6	318	-	318	-	(318)	-	2
Totals	$3,949,513	$-	$3,949,513	$1,958,759	$(1,990,754)	$1,958,759	$2,023,952

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	$42,273	$-	$42,273	$41,434	$(839)	$41,434	$41,095
22541NMB2	11,869	-	11,869	11,634	(234)	11,634	11,535
22541SSD1	12,232	-	12,232	20	(12,213)	20	5,978
52108MDP5	3,497,947	-	3,497,947	-	(3,497,947)	-	1,925,413
55274SAM3	167,196	-	167,196	153,991	(13,206)	153,991	179,429
76110W4J2	1,131	-	1,131	229	(902)	229	556
88157QAL2	686,945	-	686,945	660,921	(26,024)	660,921	2,125,943
89789KAC9	16,949	-	16,949	8,714	(8,235)	8,714	357,735
Totals	$4,436,542	$-	$4,436,542	$876,942	$(3,559,600)	$876,942	$4,647,683

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$4,413	$-	$4,413	$2,326	$(2,087)	$2,326	$4,073
86358RLG0	3,485	-	3,485	2,670	(815)	2,670	30,171
86359ACG6	16,324	-	16,324	2	(16,322)	2	2
88157QAL2	774,182	-	774,182	675,599	(98,583)	675,599	1,947,675
89789KAC9	17,294	-	17,294	8,920	(8,374)	8,920	356,047
77277LAF4	22,514,590	-	22,514,590	22,167,493	(347,097)	22,167,493	34,318,674
77277LAH0	1,135,088	-	1,135,088	1,118,159	(16,929)	1,118,159	2,738,435
77277LAJ6	16,073,175	-	16,073,175	15,833,787	(239,388)	15,833,787	21,595,653
Totals	$40,538,551	$-	$40,538,551	$39,808,956	$(729,595)	$39,808,956	$60,990,732
104

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,894	$-	$274,894	$44,730	$(230,163)	$44,730	$152,777
22541QJR4	11,175	-	11,175	54	(11,122)	54	6,866
32051DCK6	182,177	-	182,177	160,728	(21,449)	160,728	179,180
55274SAM3	225,790	-	225,790	209,839	(15,951)	209,839	218,832
86358RA23	1,326,199	-	1,326,199	1,253,636	(72,563)	1,253,636	1,289,099
86359ACG6	6,287	-	6,287	49	(6,239)	49	2
US77277LAF40	22,537,014	-	22,537,014	22,514,590	(22,424)	22,514,590	31,699,907
US77277LAH06	1,136,182	-	1,136,182	1,135,088	(1,094)	1,135,088	2,662,526
US77277LAJ61	16,088,661	-	16,088,661	16,073,175	(15,486)	16,073,175	19,947,746
Totals	$41,788,380	$-	$41,788,380	$41,391,889	$(396,491)	$41,391,889	$56,156,936
105

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit (a)	Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Separate Account *
Exhibit (b)	Not Applicable.
Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
Exhibit (d)	i.	Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract - Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed on or about April 27, 2022
	ii.	Disability Benefit Rider - Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed on or about April 27, 2022
	iii.	Qualified Plan Rider - Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed on or about April 27, 2022
	iv.	Individual Retirement Annuity Rider - Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed on or about April 27, 2022
	v.	Roth Individual Retirement Annuity Rider - Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed on or about April 27,2022
	vi.	Simple Individual Retirement Annuity Rider - Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed on or about April 27, 2022
Exhibit (e)	Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract - Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed on or about April 27, 2022
Exhibit (f)	i.	Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements
a. AIM Funds (Invesco Funds)

	1.	Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
	2.	Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017
		i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
	3.	Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
b.	MML II Funds
	1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Six Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		xi.	Eleventh Amendment dated June 2, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
	a.	AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
	b.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)        Not Applicable.

Exhibit (j)        Not Applicable.

Exhibit (k)       Opinion and Consent of Counsel *

Exhibit (l)	i.	Auditor Consents:

		•	Company Financial Statements *
		•	Separate Account Financial Statements *

	ii.	a. Powers of Attorney for:

		•	Roger W. Crandall
		•	Mark T. Bertolini
		•	Kathleen A. Corbet
		•	James H. DeGraffenreidt, Jr.
		•	Isabel D. Goren
		•	Jeffrey H. Leiden
		•	Sean Newth
		•	Laura J. Sen
		•	William T. Spitz
		•	H. Todd Stitzer
		•	Elizabeth A. Ward
– Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

b. Powers of Attorney for:

		•	Bernard A. Harris, Jr.
		•	Michelle K. Lee
– Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 333-22557 filed April 21, 2022

iii.
Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (m)	Not Applicable.

Exhibit (n)	Not Applicable.
*	Filed herewith
Item 28. Directors and Officers of the Depositor
Directors of Massachusetts Mutual Life Insurance Company
Roger W. Crandall, Director, Chairman	Kathleen A. Corbet, Director	Isabella D. Goren, Director
1295 State Street B101 Springfield, MA 01111	49 Cross Ridge Road New Canaan, CT 06840	8030 Acoma Lane Dallas, TX 75252

Mark T. Bertolini, Director PO Box 20917	James H. DeGraffenreidt, Jr., Director	William T. Spitz, Director
700 Columbus Avenue New York, NY 10025	1340 Smith Avenue, Suite 200 Baltimore, MD 21209	16 Wynstone Nashville, TN 37215

Jeffrey M. Leiden, Director	Laura J. Sen, Director	Michelle K. Lee
15 North Beach Road Hobe Sound, FL 33455	95 Pembroke Street, Unit 1 Boston, MA 02118	19952 Moran Lane Saratoga, CA 95070

H. Todd Stitzer, Lead Director	Bernard A. Harris, Jr.
1312 Casey Key Road Nokomis, FL 34275	3333 Allen Parkway, #1709 Houston, Texas 77019
Principal Officers of Massachusetts Mutual Life Insurance Company
Roger W. Crandall, President and Chief Executive Officer 1295 State Street B101 Springfield, MA 01111	Timothy Corbett, Chief Investment Officer 1295 State Street Springfield, MA 01111

Julieta Sinisgalli, Treasurer 1295 State Street Springfield, MA 01111	Pia Flanagan, Chief of Staff to the CEO 1295 State Street Springfield, MA 01111

Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Head of Human Resources & Employee Experience 1295 State Street Springfield, MA 01111

Elizabeth A. Ward, Chief Financial Officer 1295 State Street Springfield, MA 01111	Gareth F. Ross, Head of Enterprise Technology & Experience 1295 State Street Springfield, MA 01111

Michael Fanning, Head of MassMutual U.S. 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 1295 State Street Springfield, MA 01111

Senior Vice President and Corporate Controller 1295 State Street Springfield, MA 01111	Akintokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed on or about April 27, 2022
Item 30.  Indemnification
MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.
ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:
ARTICLE V.
INDEMNIFICATION
Subject to limitations of law, the Company shall indemnify:
(a)	each director, officer or employee;
(b)
any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan, from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.
Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.
Notwithstanding the foregoing, no indemnification shall be provided with respect to:
(1)
any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)
any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)
any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.
The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”
To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 31.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives.

MMLIS, either jointly with certain other affiliates or individually, acts as principal underwriter for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MML Investors Services, LLC is the principal underwriter for this contract. The following people are officers and directors of MML Investors Services, LLC:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address

Wendy Benson	Director and President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Sean Newth	Director	*

John Vaccaro	Director, Chief Executive Officer and Chairman of the Board	*

William F. Monroe, Jr.	Vice President and Chief Product & Services Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd. Charlotte, NC 28277

Nathan Hall	Chief Financial Officer and Treasurer	*

Robert Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Courtney Reid	Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Michael Gilliland	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

Anthony Frogameni	Chief Privacy Officer	*

Vaughn Bowman	Vice President	*

Brian Foley	Vice President	*

Daken Vanderburg	Vice President	*

Mary B. Wilkinson	Vice President	11215 North Community House Rd. Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd. Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd. Charlotte, NC 28277

Edward K. Duch, III	Assistant Secretary	*

Amy Francella	Assistant Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Pablo Cabrera	Assistant Treasurer	*

Jeffrey Sajdak	Assistant Treasurer	*

Julieta Sinisgalli	Assistant Treasurer	*

Kevin Lacomb	Assistant Treasurer	*

Mary Helmlinger	Continuing Education Officer	*

Mario Morton	Registration Manager	*

Kelly Pirrotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

Michelle Pedigo	Regional Vice President	*

Lee Zuber	Regional Vice President	*

*	1295 State Street, Springfield, MA 01111-0001

(c)	For information about all commissions and other compensation received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year, refer to the "Service Arrangements and Distribution" section of the Statement of Additional Information.
Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.
Item 33. Management Services
Not Applicable
Item 34.   Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Flex Extra contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Springfield, and the Commonwealth of Massachusetts on this 22nd day of April, 2022.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature*	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 22, 2022
Roger W. Crandall	(principal executive officer)
ELIZABETH A. WARD *	Chief Financial Officer	April 22, 2022
Elizabeth A. Ward	(principal financial officer)
SEAN NEWTH *	Corporate Controller	April 22, 2022
Sean Newth	(principal accounting officer)
MARK T. BERTOLINI *	Director	April 22, 2022
Mark T. Bertolini

KATHLEEN A. CORBET *	Director	April 22, 2022
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 22, 2022
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	April 22, 2022
Isabella D. Goren

BERNARD A. HARRIS, JR. *	Director	April 22, 2022
Bernard A. Harris, Jr.

MICHELLE K. LEE *	Director	April 22, 2022
Michelle K. Lee

JEFFREY M. LEIDEN *	Director	April 22, 2022
Jeffrey M. Leiden
LAURA J. SEN *	Director	April 22, 2022
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 22, 2022
William T. Spitz

H. TODD STITZER *	Director	April 22, 2022
H. Todd Stitzer
/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit

Item 27.	Exhibit (a)	Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Separate Account

Item 27.	Exhibit (k)	Opinion and Consent of Counsel

Item 27.	Exhibit (l)	i.	Auditor Consents:
			•	Company Financial Statements

			•	Separate Account Financial Statements